As filed with the Securities and Exchange Commission on December 16, 2002

                                          1933 Act File No. 333-100898
                                          1940 Act File No. 811-21249


                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X

    Pre-Effective Amendment No.    2    ....................         X

    Post-Effective Amendment No.        ....................

                                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

    Amendment No.   2  .....................................         X

                    FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                     (Exact Name of Registrant as Specified in Charter)

                                 Federated Investors Funds
                                    5800 Corporate Drive
                             Pittsburgh, Pennsylvania 15237-7000
                          (Address of Principal Executive Offices)

                                       (412) 288-1900
                              (Registrant's Telephone Number)

                                  Leslie K. Ross, Esquire
                                       Reed Smith LLP
                                 Federated Investors Tower
                                    1001 Liberty Avenue
                            Pittsburgh, Pennsylvania 15222-3779
                          (Name and Address of Agent for Service)
                     (Notices should be sent to the Agent for Service)

                                         Copies to:

Matthew G. Maloney, Esquire
Dickstein, Shapiro & Morin, L.L.P.
2101 L Street, N.W.
Washington, D.C.  20037


     Approximate Date of Proposed Public Offering: As soon as possible after the effectiveness of the Registration Statement.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.




CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of          Amount Being      Proposed          Proposed Maximum
Securities        Registered        Maximum Offering  Aggregate Offering
Being                               Price Per Unit    Price
Registered

Common stock      4,000,000         $15/share         $60,000,000
                  shares


Amount of Registration Fee*

$5,520




*$5,520 was previously paid on October 31, 2002





                                   CROSS-REFERENCE SHEET
                                       PARTS A AND B



ITEM NO.    CAPTION                             LOCATION IN PROSPECTUS

1.          Outside Front Cover Page            Outside Front Cover Page
2.          Inside Front and Outside Back       Inside Front and Outside Back
3.          Fee Table and Synopsis              Summary of  Fund Expenses
4.          Financial Highlights                Not Applicable
5.          Plan of Distribution                Outside Front Cover Page
6.          Selling Shareholders                Not Applicable
7.          Use of Proceeds                     Use of Proceeds
8.          General Description of the          Outside Front Cover Page
            Registrant
9.          Management                          Management of the Fund
10.         Capital Stock, Long-Term Debt       Shares of Beneficial Interests
            and Other Securities
11.         Defaults and Arrears on Senior      Not Applicable
            Securities
12.         Legal Proceedings                   Not Applicable
13.         Table of Contents of SAI            Table of Contents (SAI)
14.         Cover Page of SAI                   Cover Page (SAI)
15.         Table of Contents of SAI            Table of Contents (SAI)
16.         General Information and             Appendix A (SAI)
            History
17.         Investment Objective and            Additional Investment Policies
            Policies
18.         Management                          Trustees and Officers (SAI);
                                                Advisory and Other Services
19.         Control Persons and Principal       Not Applicable
            Holders of Securities
20.         Investment Adisory and Other        Investment Advisory and Other
            Services                            Services (SAI)
21.         Brokerage Allocation and Other      Brokerage Commissions (SAI)
            Practices
22.         Tax Status                          Not Applicable
23.         Financial Statements                Financial Statements (SAI)









     The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                   Subject to Completion
                       Preliminary Prospectus dated November 25, 2002

                                          [Logo]

PROSPECTUS

                                     [4,000,000] SHARES
                    Federated Premier Intermediate Municipal Income Fund
                                       Common Shares
                                      $15.00 Per Share
--------------------------------------------------------------------------------

     Investment Objective. Federated Premier Intermediate Municipal Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax, including alternative minimum tax ("AMT"). The Fund cannot assure you that it will achieve its investment objective.

     Investment Portfolio. The Fund will invest primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by Federated Investment Management Company (the Fund's investment adviser) to be reliable, pay interest exempt from federal income tax, including AMT. The Fund normally invests substantially all (at least 90%) of its total assets in tax exempt securities. The Fund will invest at least 80% of its total assets in investment grade tax exempt securities. The Fund may invest up to 20% of its total assets in tax exempt securities of below investment grade quality (but not lower than B). Tax exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years.

     No Prior History. Because the Fund is newly organized, its common shares ("Common Shares") have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset values ("NAV") and investors may lose money by purchasing Common Shares in the initial public -- December 17, 2002 3:20 PM 95 offering. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the public offering. The Common Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol "FPT".


     Preferred Shares. The Fund intends to use leverage by issuing shares of preferred stock ("Preferred Shares") representing approximately 38% of the Fund's capital immediately after their issuance. By using leverage, the Fund will seek to obtain higher dividends for holders of Common Shares ("Common Shareholders") than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Preferred Shares and Leverage," "Risks-Leverage Risk" and "Risks-Derivatives Risk."

     Investing in Common Shares involves certain risks. See "Risks" on page 26 of this prospectus.

                          Per Share                Total

Public offering price     $15.00                   $
Sales load                $0.675                   $
Estimated offering
expenses(1)               $0.03                    $
Proceeds to the Fund      $14.295                  $

     (1) In addition to the sales load, the Fund will pay organizational and offering expenses of up to $0.03 per Common Share, estimated to total $ . "Proceeds to the Fund" (above) reflects such expenses. Federated Investment Management Company has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.03 per Common Share.

     The underwriters may purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

     The Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriters expect to deliver Common Shares to purchasers on or about.

Merrill Lynch & Co.                                  Prudential Securities

A.G. Edwards & Sons, Inc.   RBC Capital Markets                Wells Fargo
                                                           Securities, LLC

Advest, Inc.               Robert W. Baird & Co.     BB&T Capital Markets,
                                                     a subsidiary of Scott
                                                      & Stringfellow, Inc.

Fahnestock & Co. Inc.       Ferris, Baker Watts          Janney Montgomery
                                Incorporated                     Scott LLC

McDonald Investments Inc.      Parker/Hunter           Quick & Reilly, Inc.
                                Incorporated
Stephens Inc.                                      Stifel, Nicholaus & Company
                                                              Incorporated

                           The date of this prospectus is , 2002.

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in Common Shares and retain it for future reference. A Statement of Additional Information, dated containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 52 of this prospectus, by calling 1-800-341-7400 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

     The Fund's Common Shares are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Reserve Board or any other government agency.




                                     TABLE OF CONTENTS

Prospectus Summary.....................................................2
Summary Of Fund Expenses...............................................2
The Fund...............................................................2
Use Of Proceeds........................................................2
The Fund's Investments.................................................2
Preferred Shares And Leverage..........................................2
Risks..................................................................2
How The Fund Manages Risk..............................................2
Management Of The Fund.................................................2
Net Asset Value........................................................2
Distributions..........................................................2
Dividend Reinvestment Plan.............................................2
Description Of Shares..................................................2
Certain Provisions In The Agreement And Declaration Of Trust...........2
Closed-End Fund Structure..............................................2
Repurchase Of Common Shares............................................2
Tax Matters............................................................2
Underwriting...........................................................2
Custodian And Transfer Agent...........................................2
Legal Opinions.........................................................2
Table Of Contents For The Statement Of Additional Information..........2


     You should rely only on the information contained or incorporated by reference in this prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. Neither the Fund nor the underwriters are making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any other date than the date on the front of this prospectus.

     Until , 2003 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                     PROSPECTUS SUMMARY

     This is only a summary. This summary does not contain all of the information that you should consider before investing in Common Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND................................... Federated Premier Intermediate
                                  Municipal Income Fund is a newly
                                  organized, diversified, closed-end
                                  management investment company.  See
                                  "The Fund."

THE OFFERING............................. The Fund is offering 4,000,000
                                  Common Shares, with a par value of
                                  $0.01 per Common Share, at $15.00
                                  per Common Share, through a group of
                                  underwriters led by Merrill Lynch,
                                  Pierce, Fenner & Smith Incorporated
                                  ("Merrill Lynch).  You must purchase
                                  at least 100 Common Shares. The Fund
                                  has given the underwriters an option
                                  to purchase up to      additional
                                  Common Shares to cover orders in
                                  excess of       Common Shares.
                                  Federated Investment Management
                                  Company (the "Adviser") has agreed
                                  to pay organizational expenses and
                                  offering costs (other than the sales
                                  load) that exceed $0.03 per Common
                                  Share. See "Underwriting."

INVESTMENT OBJECTIVE............    The Fund's investment objective is
                                  to provide current income exempt
                                  from federal income tax, including
                                  AMT.

INVESTMENT POLICIES...............    The Fund will invest primarily in
                                  securities that, in the opinion of
                                  bond counsel to the issuer, or on
                                  the basis of another authority
                                  believed by the Adviser to be
                                  reliable, pay interest exempt from
                                  federal income tax, including AMT.
                                  The Fund normally invests
                                  substantially all (at least 90%) of
                                  its total assets in tax exempt
                                  securities. The Fund will invest at
                                  least 80% of its total assets in
                                  investment grade tax exempt
                                  securities.  Investment grade tax
                                  exempt securities are those rated
                                  within the four highest categories
                                  by a nationally recognized
                                  statistical rating organization
                                  ("NRSRO"). See "Investment
                                  Ratings."   The Fund may invest up
                                  to 20% of its total assets in tax
                                  exempt securities of below
                                  investment grade quality (but not
                                  lower than B).  Tax exempt
                                  securities of below investment grade
                                  quality are regarded as having
                                  predominately speculative
                                  characteristics with respect to the
                                  issuer's capacity to pay interest
                                  and repay principal and are commonly
                                  referred to as "junk bonds."  See
                                  "Investment Ratings."

                                  Under normal circumstances, the Fund
                                  will maintain a dollar-weighted
                                  average portfolio maturity of three
                                  to ten years and a dollar-weighted
                                  average duration of three to eight
                                  years.  See "The Fund's Investments."

                                  The Fund may use derivative
                                  contracts for risk management
                                  purposes.  Prior to the issuance of
                                  Preferred Shares, the Fund may
                                  leverage the portfolio by investing
                                  up to 10% of its total assets in
                                  inverse floaters and by investing in
                                  derivative contracts.  The Fund's
                                  use of derivative contracts will be
                                  limited by the Investment Company
                                  Act of 1940, as amended (the "1940
                                  Act").  See "Risks-Leverage Risk,"
                                  "Risks-Derivative Contract and
                                  Inverse Floater Risk," and
                                  "Preferred Shares and Leverage-Other
                                  Forms of Leverage and Borrowings."

SPECIAL TAX                       The Fund invests primarily in
CONSIDERATIONS................... securities that pay interest exempt from federal income tax, including
                                  AMT.  Consequently, the regular
                                  monthly dividends that you receive
                                  generally will be exempt from
                                  federal income tax, including AMT.
                                  However, dividends may be subject to
                                  state and local taxes.  In addition,
                                  distributions of any capital gain or
                                  other taxable income will be taxable
                                  to shareholders.  The Fund will
                                  allocate dividends paid as exempt
                                  interest dividends, capital gain
                                  dividends and ordinary taxable
                                  dividends between Common
                                  Shareholders and Preferred
                                  Shareholders in proportion to the
                                  total dividends paid to each such
                                  class of shares.  See "Tax Matters."

PROPOSED OFFERING OF PREFERRED    Approximately one to three months
SHARES AND OTHER FORMS OF         after completion of this offering of
LEVERAGE..........................Common Shares, the Fund intends to offer Preferred Shares that will
                                  represent approximately 38% of the
                                  Fund's capital immediately after
                                  their issuance.  For purposes of
                                  this prospectus, the Fund's capital
                                  means the total assets of the Fund
                                  less all liabilities and
                                  indebtedness not representing
                                  Preferred Shares or other senior
                                  securities.  The issuance of
                                  Preferred Shares will leverage
                                  Common Shares.  Leverage involves
                                  special risks.  There is no
                                  assurance that the Fund will issue
                                  Preferred Shares or that, if issued,
                                  the Fund's leveraging strategy will
                                  be successful.  See "Risks-Leverage
                                  Risk."

                                  The money that the Fund obtains by
                                  selling Preferred Shares will be
                                  invested in accordance with the
                                  Fund's investment objective and
                                  policies, primarily in
                                  intermediate-term tax exempt
                                  securities that generally will pay
                                  fixed rates of interest over the
                                  life of the securities.  The
                                  Preferred Shares will pay dividends
                                  based on short-term interest rates,
                                  which will reset frequently.  If the
                                  yield, after the payment of
                                  applicable Fund expenses, on the
                                  intermediate-term tax exempt
                                  securities and other instruments
                                  purchased by the Fund, is greater
                                  than the Preferred Share dividend
                                  rate as reset periodically, the
                                  investment of the proceeds of the
                                  Preferred Shares will generate more
                                  income than will be needed to pay
                                  dividends on the Preferred Shares.
                                  If so, the excess income may be used
                                  to pay higher dividends to Common
                                  Shareholders.

                                  Prior to the issuance of Preferred
                                  Shares, the Fund may add leverage to
                                  the portfolio by investing up to 10%
                                  of its total assets in inverse
                                  floaters and by investing in
                                  derivative contracts.  The Fund's
                                  use of derivative contracts will be
                                  limited by the 1940 Act.  See
                                  "Preferred Shares and Leverage-Other
                                  Forms of Leverage and Borrowings."

                                  The Fund cannot assure you that the
                                  issuance of Preferred Shares or the
                                  use of other forms of leverage will
                                  result in a higher yield on the
                                  Common Shares.  Once Preferred
                                  Shares are issued or other forms of
                                  leverage are used, the NAV and
                                  market price of Common Shares and
                                  the yield to Common Shareholders
                                  will be more volatile.  See
                                  "Preferred Shares and Leverage,"
                                  "Description of Shares-Preferred
                                  Shares," "Risks-Leverage Risk" and
                                  "Risks-Derivative Contracts and
                                  Inverse Floater Risk."

INVESTMENT ADVISER.............           Federated Investment Management
                                  Company will be the Fund's
                                  investment adviser.  The Adviser
                                  will receive an annual fee in a
                                  maximum amount equal to 0.55% of the
                                  average daily value of the Fund's
                                  Managed Assets. "Managed Assets"
                                  means the total assets of the Fund
                                  (including assets attributable to
                                  any Preferred Shares or borrowings
                                  that may be outstanding) minus the
                                  sum of accrued liabilities (other
                                  than debt representing financial
                                  leverage).  The liquidation
                                  preference of the Preferred Shares
                                  is not a liability.  The Adviser has
                                  contractually agreed to waive
                                  receipt of a portion of the
                                  management fee or reimburse other
                                  expenses of the Fund in the amount
                                  of 0.20% of the average daily value
                                  of the Fund's Managed Assets from
                                  the commencement of operations
                                  through December 31, 2007 (i.e.,
                                  approximately the first five years
                                  of the Fund's operations), and for a
                                  declining amount for an additional
                                  three years (through December 31,
                                  2010).  See "Management of the Fund."

DISTRIBUTIONS.....................            The Fund intends to distribute
                                  monthly all or a portion of its tax
                                  exempt interest income to Common
                                  Shareholders (after it pays accrued
                                  dividends on any Preferred Shares of
                                  the Fund that may be outstanding).
                                  It is expected that the initial
                                  monthly dividend on Common Shares
                                  will be declared approximately 45
                                  days after completion of this
                                  offering and that the initial
                                  monthly dividend will be paid
                                  approximately 60 to 90 days after
                                  completion of this offering. Unless
                                  an election is made to receive
                                  dividends in cash, Common
                                  Shareholders will automatically have
                                  all dividends and distributions
                                  reinvested in Common Shares through
                                  the receipt of additional authorized
                                  but unissued Common Shares from the
                                  Fund or by purchasing Common Shares
                                  in the open market through the
                                  Fund's Dividend Reinvestment Plan.
                                  See "Dividend Reinvestment Plan."

                                  If the Fund realizes a capital gain
                                  or other taxable income, it will be
                                  required to allocate such income
                                  between Common Shares and Preferred
                                  Shares in proportion to the total
                                  dividends paid to each class for the
                                  year in which or with respect to
                                  which the income is paid. The Fund
                                  will distribute capital gains, if
                                  any, annually. See "Distributions"
                                  and "Preferred Shares and Leverage."

LISTING.......................................

                                  The Common Shares have been approved
                                  for listing, subject to notice of
                                  issuance, on the New York Stock
                                  Exchange under the symbol "FPT". See
                                  "Description of Shares-Common
                                  Shares."

CUSTODIAN AND TRANSFER            State Street Bank and Trust Company
AGENT.............................will serve as the Fund's Custodian and EquiServe Trust Company, N.A.
                                  will serve as the Fund's Transfer
                                  Agent. See "Custodian and Transfer
                                  Agent."

MARKET PRICE OF SHARES......      Common Shares of closed-end
                                  investment companies frequently
                                  trade at prices lower than their
                                  NAV.  Common Shares of closed-end
                                  investment companies like the Fund
                                  that invest primarily in investment
                                  grade tax exempt securities have
                                  during some periods traded at prices
                                  higher than their NAV and during
                                  other periods traded at prices lower
                                  than their NAV. The Fund cannot
                                  assure you that its Common Shares
                                  will trade at a price higher than or
                                  equal to NAV.  The Fund's NAV will
                                  be reduced immediately following
                                  this offering by the sales load and
                                  the amount of the organizational and
                                  offering expenses paid by the Fund.
                                  See "Use of Proceeds." In addition
                                  to NAV, the market price of the
                                  Fund's Common Shares may be affected
                                  by dividend levels, which are in
                                  turn affected by expenses, call
                                  protection for portfolio securities,
                                  dividend stability, portfolio credit
                                  quality, liquidity and market supply
                                  and demand. See "Preferred Shares
                                  and Leverage," "Risks," "Description
                                  of Shares" and the section of the
                                  Statement of Additional Information
                                  with the heading "Repurchase of
                                  Common Shares."  The Common Shares
                                  are designed primarily for long-term
                                  investors and you should not
                                  purchase Common Shares if you intend
                                  to sell them shortly after purchase.

SPECIAL RISK                      No Operating History. The Fund is a
CONSIDERATIONS.......................   newly organized, closed-end
                                  management investment company with
                                  no operating history.

                                  Market Discount Risk. Shares of
                                  closed-end management investment
                                  companies frequently trade at a
                                  discount from their NAV.

                                  Interest Rate Risk.  Prices of tax
                                  exempt securities rise and fall in
                                  response to changes in the interest
                                  rate paid by similar securities.
                                  Generally, when interest rates rise,
                                  prices of tax exempt securities
                                  fall. However, market factors, such
                                  as the demand for particular tax
                                  exempt securities, may cause the
                                  price of certain fixed income
                                  securities to fall while the prices
                                  of other securities rise or remain
                                  unchanged.

                                  Interest rate changes have a greater
                                  effect on the price of tax exempt
                                  securities with longer maturities.

                                  The Fund may use certain strategies
                                  for the purpose of reducing the
                                  interest rate sensitivity of the
                                  portfolio and decreasing the Fund's
                                  exposure to interest rate risk,
                                  although there is no assurance that
                                  it will do so or that such
                                  strategies will be successful.

                                  The Fund's use of leverage, as
                                  described below, tends to increase
                                  the interest rate risk of Common
                                  Shares.

                                  Credit Risk.  Credit risk is the
                                  possibility that an issuer of a tax
                                  exempt security will default on a
                                  security by failing to pay interest
                                  or principal when due. If an issuer
                                  defaults, the Fund will lose money.

                                  Leverage Risk.  The use of leverage
                                  through the issuance of Preferred
                                  Shares creates an opportunity for
                                  increased income that may be
                                  distributed as Common Share
                                  dividends, but also creates special
                                  risks for Common Shareholders.  Two
                                  major types of risks created by
                                  leverage include:

                                  o the likelihood of greater
                                  volatility of NAV and market price
                                  of Common Shares, because changes in
                                  the value of the Fund's tax exempt
                                  security portfolio (including
                                  securities bought with the proceeds
                                  of the Preferred Shares offering)
                                  are borne entirely by Common
                                  Shareholders; and

                                  o the possibility either that Common
                                  Share income will fall if the
                                  Preferred Share dividend rate rises,
                                  or that Common Share income will
                                  fluctuate because the Preferred
                                  Share dividend rate varies.

                                  It is anticipated that dividends on
                                  Preferred Shares will be based on
                                  shorter-term tax exempt security
                                  yields (which will be reset
                                  periodically) and that the Fund will
                                  invest the proceeds of the Preferred
                                  Shares offering in
                                  intermediate-term, typically fixed
                                  rate, tax exempt securities. So long
                                  as the Fund's tax exempt security
                                  portfolio provides a higher yield,
                                  net of Fund expenses, than the
                                  Preferred Share dividend rate, as
                                  reset periodically, the leverage may
                                  cause Common Shareholders to receive
                                  higher dividends than if the Fund
                                  were not leveraged. However, the
                                  Fund's leveraging strategy may not
                                  be successful.  For example, if
                                  short-term rates rise, the Preferred
                                  Share dividend rate could exceed the
                                  yield on intermediate-term tax
                                  exempt securities held by the Fund
                                  that were acquired during periods of
                                  generally lower interest rates,
                                  reducing dividends to Common
                                  Shareholders. In addition, if
                                  interest rates rise, the value of
                                  the Fund's holdings in
                                  intermediate-term tax exempt
                                  securities likely will fall,
                                  resulting in a decline in the NAV of
                                  Common Shares.  Investment by the
                                  Fund in inverse floaters and
                                  derivative contracts may increase
                                  the Fund's leverage and, during
                                  periods of rising interest rates,
                                  may adversely affect the Fund's
                                  income, dividends and total returns
                                  to Common Shareholders.  See "The
                                  Fund's Investments" for a discussion
                                  of these instruments.  Preferred
                                  Shares are expected to pay
                                  cumulative dividends, which may tend
                                  to increase leverage risk.

                                  Because the fees received by the
                                  Adviser are based on the Managed
                                  Assets of the Fund (including assets
                                  represented by Preferred Shares and
                                  any leverage created thereby), the
                                  Adviser has a financial incentive
                                  for the Fund to issue Preferred
                                  Shares, which may create a conflict
                                  of interest between the Adviser and
                                  Common Shareholders.

                                  Risks Associated with Non-Investment
                                  Grade Securities.  Securities rated
                                  below investment grade, also known
                                  as junk bonds, generally entail
                                  greater interest rate and credit
                                  risks than investment grade
                                  securities. For example, their
                                  prices are more volatile, economic
                                  downturns and financial setbacks may
                                  affect their prices more negatively,
                                  and their trading market may be more
                                  limited.

                                  Tax Exempt Securities Market Risk.
                                  The amount of public information
                                  available about tax exempt
                                  securities is generally less than
                                  that for corporate equities or
                                  bonds.  Consequently, the Adviser
                                  may make investment decisions based
                                  on information that is incomplete or
                                  inaccurate.  The secondary market
                                  for tax exempt securities also tends
                                  to be less well-developed or liquid
                                  than many other securities markets,
                                  which may adversely affect the
                                  Fund's ability to sell its tax
                                  exempt securities at attractive
                                  prices.  Special factors, such as
                                  legislative changes and local and
                                  business developments, may adversely
                                  affect the yield or value of the
                                  Fund's investments in tax exempt
                                  securities.

                                  Derivative Contract and Inverse
                                  Floater Risk. Prior to the issuance
                                  of Preferred Shares, the Fund may
                                  add leverage to its portfolio by
                                  investing up to 10% of its total
                                  assets in inverse floaters and by
                                  investing in derivative contracts.
                                  The Fund's use of derivative
                                  contracts will be limited by the
                                  1940 Act.  See "Preferred Shares and
                                  Leverage-Other Forms of Leverage and
                                  Borrowings."  The Fund also may
                                  invest in derivative contracts for
                                  risk management purposes.
                                  Derivative contracts and inverse
                                  floaters are subject to a number of
                                  risks described elsewhere in this
                                  prospectus, such as interest rate
                                  and credit risks.  In addition,
                                  investment by the Fund in derivative
                                  contracts and inverse floaters may
                                  increase the Fund's leverage and,
                                  during periods of rising interest
                                  rates, may adversely affect the
                                  Fund's income, dividends and total
                                  returns to Common Shareholders.
                                  Derivative contracts also involve
                                  the risk of mispricing or improper
                                  valuation, the risk of ambiguous
                                  documentation and the risk that
                                  changes in the value of a derivative
                                  contract may not correlate perfectly
                                  with an underlying asset, interest
                                  rate or index.  Suitable inverse
                                  floaters and derivative contracts
                                  may not be available in all
                                  circumstances and there can be no
                                  assurance that the Fund will engage
                                  in these transactions to reduce
                                  exposure to other risks when that
                                  would be beneficial.

                                  Reinvestment Risk. Income from the
                                  Fund's tax exempt security portfolio
                                  will decline if and when the Fund
                                  invests the proceeds from matured,
                                  traded or called tax exempt
                                  securities at market interest rates
                                  that are below the portfolio's
                                  current earnings rate.  A decline in
                                  income could affect the market price
                                  or overall return of Common Shares.

                                  Tax Risk.  In order to be tax
                                  exempt, municipal securities must
                                  meet certain legal requirements.
                                  Failure to meet such requirements
                                  may cause the interest received and
                                  distributed by the Fund to Common
                                  Shareholders to be taxable.

                                  The federal income tax treatment of
                                  payments in respect of certain
                                  derivative contracts is unclear.
                                  Additionally, the Fund may not be
                                  able to close out certain derivative
                                  contracts when it wants to.
                                  Consequently, the Fund may receive
                                  payments that are treated as
                                  ordinary income for federal income
                                  tax purposes.

                                  Sector Risk.  The Fund may invest
                                  25% or more of its total assets in
                                  tax exempt securities of issuers in
                                  the same economic sector, such as
                                  hospitals or life care facilities
                                  and transportation-related issuers.
                                  In addition, a substantial part of
                                  the Fund's portfolio may be
                                  comprised of securities credit
                                  enhanced by banks, insurance
                                  companies or companies with similar
                                  characteristics.  As a result, the
                                  Fund will be more susceptible to any
                                  economic, business, political or
                                  other developments which generally
                                  affect these sectors and entities.

                                  Anti-Takeover Provisions. The Fund's
                                  Agreement and Declaration of Trust
                                  includes provisions that could limit
                                  the ability of other entities or
                                  persons to acquire control of the
                                  Fund or convert the Fund to open-end
                                  status. These provisions could
                                  deprive Common Shareholders of
                                  opportunities to sell their Common
                                  Shares at a premium over the then
                                  current market price of Common
                                  Shares or at NAV. In addition, if
                                  the Fund issues Preferred Shares,
                                  Preferred Shareholders will have
                                  voting rights that could deprive
                                  Common Shareholders of such
                                  opportunities.

                                  Inflation Risk.  Inflation risk is
                                  the risk that the value of assets or
                                  income from the Fund's investments
                                  will be worth less in the future as
                                  inflation decreases the present
                                  value of payments at future dates.

                                  Market Disruption.  As a result of
                                  the terrorist attacks on the World
                                  Trade Center and the Pentagon on
                                  September 11, 2001, some of the U.S.
                                  securities markets were closed for a
                                  four-day period.  These terrorist
                                  attacks and related events have led
                                  to increased market volatility and
                                  may have long-term effects on U.S.
                                  and world economies and markets.  A
                                  similar disruption of the financial
                                  markets would impact interest rates,
                                  auctions, secondary trading,
                                  ratings, credit risk, inflation and
                                  other factors relating to the
                                  securities.



                                  SUMMARY OF FUND EXPENSES

     The following table shows Fund expenses as a percentage of net assets attributable to Common Shares and assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's capital (after their issuance).

Shareholder Transaction Expenses
      Sales Load (as a percentage of offering price) ...............4.50%
      Expenses Borne by the Fund....................................0.20%(1)(2)
      Dividend Reinvestment Plan Fees ..............................None(3)

                                          Percentage Of Net Assets
                                        Attributable To Common Shares
                                  (Assumes Preferred Shares are Issued)(4)
                         -------------------------------------------------------
Annual Expenses
      Management Fees ..................................................0.89%
      Other Expenses ...................................................0.32%
      Total Annual Expenses ............................................1.21%
      Fee and Expense Waiver........................................... 0.32%(5)
      Total Net Annual Expenses.........................................0.89%(5)

----------

     (1) The Adviser has agreed to pay organizational and offering costs of the Fund (other than the sales load) that exceed $0.03 per Common Share.


     (2) If the Fund offers Preferred Shares, costs of that offering, estimated to be slightly more than 1.00% of the total amount of the Preferred Share offering, will effectively be borne by Common Shareholders and result in the reduction of the NAV of Common Shares. Assuming the issuance of 13,333,333 Common Shares and the issuance of Preferred Shares in an amount equal to 38% of the Fund's total assets (after issuance), those offering costs are estimated to be not more than approximately $1,250,000 or $0.09 per Common Share (0.61% of the offering price).

     (3) You will pay brokerage charges if you direct the Plan Administrator to sell your Common Shares held in a dividend reinvestment account.

     (4) The table presented in this footnote also estimates Fund expenses as a percentage of net assets attributable to Common Shares. However, unlike the table above, this table assumes that no Preferred Shares are issued or outstanding. In accordance with these assumptions, the Fund's estimated expenses would be as follows:

                                  Percentage Of
                                   Net Assets
                          Attributable To Common Shares
             (Assumes no Preferred Shares are Issued or Outstanding)
                                  ----------------------------------------

Annual Expenses
      Management Fees................................................... 0.55%
      Other Expenses.....................................................0.20%
      Total Annual Expenses............................................. 0.75%
      Fee and Expense Waiver.......................................... 0.20%(5)
      Total Net Annual Expenses....................................... 0.55%(5)

     (5) The Adviser has agreed to waive a portion of the management fees that it is entitled to receive from the Fund at the annual rate of 0.20% of the Fund's Managed Assets from the commencement of operations through December 31, 2007 (i.e., approximately the first 5 years of the Fund's operations), 0.15% of Managed Assets in year 6, 0.10% of Managed Assets in year 7 and 0.05% of Managed Assets in year 8.


     The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" are based on estimated amounts for the Fund's first year of operation and assume that the Fund issues approximately 13,333,333 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the $45 sales load, estimated $2 offering expenses and estimated $6.10 Preferred Share offering costs) that you would pay on a $1,000 investment in Common Shares, assuming (a) total net annual expenses of 0.89% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.21% in year 10 and (b) a 5% annual return(1):

                  1 year            3 years           5 years        10 years(2)
Total Expenses
Incurred.........     $61.72         $80.04            $99.90          $171.73

     (1) The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below, and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

     (2) Assumes waiver of management fees at the annual rate of 0.24% of the Fund's average daily net assets attributable to Common Shares in year 6 (0.15% of average daily Managed Assets), 0.16% (0.10%) in year 7 and 0.08% (0.05%) in year 8. The Adviser has not agreed to waive any portion of the management fees it is entitled to receive from the Fund beyond December 31, 2010. See "Management of the Fund-Investment Management Agreement."

                                          THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on October 31, 2002, pursuant to an Agreement and Declaration of Trust, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 5800 Corporate Drive, Pittsburgh, PA 15237-7000, and its telephone number is 1-800-341-7400.

                                      USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately $ __________ ($____________ if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Adviser has agreed to pay the amount by which the aggregate of all the Fund's organizational and offering costs (other than the sales load) exceeds $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund currently anticipates that it will be able to invest primarily in tax exempt securities that meet the Fund's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax exempt or taxable investment grade securities.

                                   THE FUND'S INVESTMENTS

Investment Objective

     The Fund's investment objective is to provide current income exempt from federal income tax, including AMT.

Investment Policies

     The Fund will invest primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal income tax, including AMT. The Adviser will not conduct its own analysis of the tax status of the interest paid by tax exempt securities held by the Fund.

     The Fund normally invests substantially all (at least 90%) of its total assets in tax exempt securities. The Fund normally will invest at least 80% of its total assets in investment grade tax exempt securities. The Fund may invest up to 20% of its total assets in tax exempt securities of below investment grade quality (but not lower than B). Bonds of below investment grade quality are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal.

     The Adviser performs a fundamental credit analysis on tax exempt securities that the Fund is contemplating purchasing before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of the tax exempt securities held by the Fund on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

     Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of three to ten years and a dollar-weighted average duration of three to eight years. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the change in the portfolio's value in response to a change in market interest rates. The Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it attempts to shorten the portfolio duration. The Adviser considers a variety of factors in formulating its interest rate outlook, including current and expected U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve's monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.

     For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its assets in short-term investments, including high quality, short-term securities that may be either tax exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal income taxes. For more information, see "Tax Matters" in the Statement of Additional Information.

     Because the Fund refers to municipal investments in its name, it has an investment policy that it will normally invest so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy is referred to as the "80% Policy."

     The Fund cannot change its investment objective or the 80% Policy without the approval of (1) the holders of a majority of the outstanding Common Shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and (2) the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares-Preferred Shares-Voting Rights" and the Statement of Additional Information under "Description of Shares-Preferred Shares" for additional information with respect to the voting rights of Preferred Shareholders.

Investment Ratings

     The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs, such as Standard & Poor's ("S&P"), Moody's Investors Service ("Moody's") or Fitch, Inc. ("Fitch"). For example, S&P assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. Securities in the lowest investment grade category may be considered to possess speculative characteristics by certain NRSROs. An NRSRO's rating categories are determined without regard for sub-categories and gradations. If a security is downgraded below investment grade, the Adviser will reevaluate the security, but will not be required to sell it.

     Tax exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds."

     If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment. See Appendix A to the Statement of Additional Information for a description of NRSRO ratings.

Investment Securities

Tax Exempt Securities

     Tax exempt securities are fixed income securities that pay interest that is not subject to federal regular income taxes. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically.

     Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

      General Obligation Bonds

     General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

      Special Revenue Bonds

     Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Holders of special revenue bonds may not depend on the municipality's general taxes or revenues for payment of the bonds. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

      Private Activity Bonds

     Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. The interest on many types of private activity bonds is subject to AMT.

     Following are descriptions of other types of tax exempt securities in which the Fund may invest:

      Zero Coupon Securities

     Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

      Municipal Leases

     Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

     The Fund may invest in securities supported by individual leases or pools of municipal leases.

      Inverse Floaters

     Prior to the issuance of Preferred Shares, the Fund may invest up to 10% of its total assets in inverse floaters. An inverse floater has a variable interest rate that moves in the opposite direction of market interest rates. When market interest rates go up, the interest rate paid on the inverse floater goes down; when market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond with more volatility to market interest rate changes than fixed rate, tax exempt securities of the same maturity.

Credit Enhancement

     The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security with credit enhancement based solely upon its credit enhancement.

Delayed Delivery Transactions

     The Fund may engage in delayed delivery transactions. Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transactions when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Derivative Contracts

     The Fund may buy and sell derivative contracts. Derivative contracts are financial instruments that require payments based upon changes in the values of designated or underlying securities, commodities, financial indices or other assets or instruments. Some derivative contracts such as futures, forwards and options require payments relating to a future trade involving the underlying asset. Other derivative contracts such as swaps require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Other Investment Companies

     The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive high-yielding tax exempt securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies advised by the Adviser to the extent permitted by applicable law or pursuant to exemptive relief from the SEC; currently, the Fund has not applied for such exemptive relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available tax exempt securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in this prospectus in the sections entitled "Risks" and "Preferred Shares and Leverage," the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund treats its investment in such open- or closed-end investment companies as investments in tax exempt securities.

                               PREFERRED SHARES AND LEVERAGE

     Subject to market conditions, approximately one to three months after the completion of the offering of Common Shares, the Fund intends to offer Preferred Shares representing approximately 38% of the Fund's capital immediately after their issuance. Preferred Shares will have complete priority over Common Shares upon distribution of assets in liquidation of the Fund. The issuance of Preferred Shares will leverage Common Shares. Leverage involves special risks and there is no assurance that the Fund's leveraging strategies will be successful. Although the timing and other terms of the offering of Preferred Shares will be determined by the Fund's Board of Trustees (the "Board"), the Fund expects to invest the proceeds of a Preferred Shares offering primarily in intermediate-term tax exempt securities. Preferred Shares will pay dividends based on short-term rates, which would be redetermined periodically by an auction process. So long as the Fund's portfolio is invested in securities that provide a higher yield than the dividend rate of Preferred Shares, after taking expenses into consideration, the leverage will allow Common Shareholders to receive higher dividends than if the Fund were not leveraged.

     Changes in the value of the Fund's tax exempt security portfolio, including securities bought with the proceeds of the Preferred Shares offering, will be borne entirely by Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, including the gross proceeds from the issuance of Preferred Shares.

     For tax purposes, the Fund currently is required to allocate net capital gain and other taxable income, if any, between the Common Shares and Preferred Shares in proportion to total distributions paid to each class for the taxable year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares instead of solely tax exempt income, the Fund will have to pay higher total dividends to Preferred Shareholders or make dividend payments intended to compensate Preferred Shareholders for the unanticipated characterization of a portion of the dividends as taxable ("Gross-up Dividends"). This would reduce any advantage of the Fund's leveraged structure to Common Shareholders.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's capital is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., the liquidation value of the Preferred Shares plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund satisfies the 200% capital requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by Preferred Shareholders voting separately as a class. The remaining Trustees will be elected by Common Shareholders and Preferred
Shareholders voting together as a single class. In the event that the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

     If the Fund issues Preferred Shares, it will be subject to certain guidelines imposed by those NRSROs that rate the Preferred Shares. These guidelines are expected to impose capital or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Preferred Shares may have to be redeemed to the extent that the Fund fails to comply with the capital requirements imposed by the 1940 Act or the NRSROs. In order to redeem Preferred Shares, the Fund may have to liquidate portfolio securities. Such redemptions and liquidations would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     Assuming that the Preferred Shares will represent approximately 38% of the Fund's capital and pay dividends at an annual average rate of 2.00%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 0.76% in order to cover such dividend payments. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is designed to illustrate the effect of leverage on Common Share total return. The assumed portfolio total returns and Common Share total returns are hypothetical and actual returns may be greater or less than those appearing in the table. The table assumes investment portfolio total returns (comprised of income and changes in the value of the tax exempt securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table further assumes the issuance of Preferred Shares representing 38% of the Fund's total and the Fund's currently projected annual Preferred Share dividend rate of 2.00%.

Assumed Portfolio Total
Return                         (10)%      (5)%      0%      5%      10%
(Net of Expenses)

Common Share Total Return     (17.35)%  (9.29)%  (1.23)%   6.84%   14.90%

     Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and changes in the value of the tax exempt securities that the Fund owns. The table depicts three cases in which the Fund suffers capital losses and two in which it enjoys capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax exempt interest it receives on investments in tax exempt securities is entirely offset by losses in the value of those investments.

      Other Forms of Leverage and Borrowings

     Prior to the issuance of Preferred Shares, the Fund may also add leverage to the portfolio by investing up to 10% of its total assets in inverse floaters and by investing in derivative contracts. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings, including through the use of derivative contracts to the extent that these instruments constitute senior securities, unless immediately after a borrowing the value of the Fund's capital is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's capital is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required capital. Failure to meet the capital requirements described herein could result in an event of default and entitle Preferred Shareholders to elect a majority of the Trustees of the Fund. Derivative contracts used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price.

                                           RISKS

     The NAV of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, interest rate risk, credit risk, leverage risk, risks associated with non-investment grade securities, tax exempt security market risk, derivative contract and inverse floater risk, reinvestment risk, tax risk, sector risk and inflation risk. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized.

     Newly Organized. The Fund is a newly organized, closed-end management investment company and has no operating history.

     Market Discount Risk. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment.

     NAV will be reduced immediately following the initial public offering by the amount of the sales load and organizational and selling expenses paid by the Fund. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell Common Shares in a relatively short period of time after completion of the initial public offering.

     Interest Rate Risk. Prices of tax exempt securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of tax exempt securities fall. However, market factors, such as the demand for particular tax exempt securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of tax exempt securities with longer maturities.

     The Fund may use certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

     The Fund's use of leverage will increase the interest rate risk of Common Shares.

     Credit Risk. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Many tax exempt securities receive credit ratings from NRSROs such as S&P and Moody's. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

     Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

     Leverage Risk. Leverage risk includes the risk associated with the issuance of the Preferred Shares or the use of inverse floaters and derivative contracts in order to leverage the Fund's portfolio. There is no assurance that the Fund's leveraging strategies involving Preferred Shares or inverse floaters and derivative contracts will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the NAV and market value of Common Shares will be more volatile, and the yield distribution to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on Preferred Shares. If the dividend rate on Preferred Shares approaches the yield on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on Preferred Shares exceeds the yield on the Fund's portfolio, the leverage will result in a lower dividend to Common Shareholders than if the Fund were not leveraged. Because the intermediate-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on Preferred Shares will be adjusted periodically, this could occur even when both intermediate-term and short-term municipal rates rise. In addition, the Fund will pay and the Common Shareholders will bear any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund has net capital gain or other taxable income that is allocated to Preferred Shares instead of solely tax-exempt income, the Fund may have to pay higher total dividends or Gross-up Dividends to Preferred Shareholders, which would reduce any advantage of the Fund's leveraged structure to Common
Shareholders without reducing the associated risk. See "Preferred Shares and Leverage." The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

     Similarly, any decline in the NAV of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in NAV to Common Shareholders than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for Common Shares. The Fund might be in danger of failing to maintain the 200% capital requirement or of losing its ratings on Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low tax exempt securities prices may result in capital loss and may reduce returns to Common Shareholders.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage likely would operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     The Fund may invest up to 10% of its total assets in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Fund's Common Shares and the returns to Common Shareholders.

     Prior to the issuance of Preferred Shares, the Fund may leverage the portfolio by investing up to 10% of its total assets in inverse floaters and by investing in derivative contracts. The Fund's use of derivative contracts will be limited by the 1940 Act. See "Preferred Shares and Leverage-Other Forms of Leverage and Borrowings." These instruments may increase the Fund's leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's NAV per share and distributions to Common Shareholders. See "Inverse Floaters" and "Derivative Contracts" under "The Fund's Investments" and the section of the Statement of Additional Information with the heading "Derivative Contracts."

     Risks Associated With Non-Investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater credit, interest rate and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively and their trading market may be more limited.

     Tax Exempt Security Market Risk. Investing in the tax exempt securities market involves certain risks. The amount of public information available about the tax exempt securities in the Fund's portfolio is generally less than that for corporate equities or bonds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. The secondary market for tax exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in tax exempt securities.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

     Derivative Contract and Inverse Floater Risk. Prior to the issuance of Preferred Shares, the Fund may leverage its portfolio by investing up to 10% of its total assets in inverse floaters and by investing in derivative contracts. The Fund's use of derivative contracts will be limited by the 1940 Act. See "Preferred Shares and Leverage-Other Forms of Leverage and Borrowings." The Fund also may invest in derivative contracts for risk management purposes. Derivative contracts involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative contract may not correlate perfectly with an underlying asset, interest rate or index. Suitable inverse floaters and derivative contracts may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the market price or overall returns of Common Shares.

     Tax Risk. In order to be tax exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to Common Shareholders to be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

     The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. Consequently, the Fund may receive payments that are treated as ordinary income for federal income tax purposes.

     In certain circumstances, a portion of the Fund's dividends may be subject to AMT.

     Sector Risk. The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the same economic sector, including without limitation the following: bonds issued by state and local health finance, housing finance, pollution control, industrial development and other authorities or municipal entities for the benefit of hospitals, life care facilities, educational institutions, housing facilities, transportation systems, industrial corporations or utilities. In addition, a substantial part of the Fund may be comprised of securities that are credit enhanced by insurance companies, banks or other similar financial institutions. As a result, the performance of the Fund will be more susceptible to any economic, business, political or other developments that generally affect these sectors or entities.

     Anti-Takeover Provisions. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares or at NAV. In addition, if the Fund issues Preferred Shares, Preferred Shareholders will have voting rights that could deprive Common Shareholders of such opportunities.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of, and distribution of, Common Shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

     Market Disruption. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets would impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.

                                 HOW THE FUND MANAGES RISK

Investment Limitations

     The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of (1) the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and
(2) the approval of the holders of a majority of the outstanding Preferred Shares voting as a separate class.

     Concentration. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

     Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

     Underwriting. The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

     Investing in Real Estate. The Fund may not buy or sell real estate, although it may invest in tax exempt securities secured by real estate or interests in real estate.

     Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions, and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

     Lending. The Fund will not make loans, but may acquire publicly or non-publicly issued tax exempt securities as permitted by its investment objective, policies and limitations.

     Borrowing Money and Issuing Senior Securities. The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act.

     The Fund may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from an NRSRO on the Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality of Investments

     The Fund will invest at least 80% of its total assets in investment grade tax exempt securities.

Limited Issuance of Preferred Shares

     Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to 50% of the value of the capital of the Fund. To the extent that the Fund has outstanding any senior securities representing indebtedness such as through the use of derivative contracts that constitute senior securities, the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this capital requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than 50% of the value of the capital of the Fund, the Fund would not be able to declare dividends on the Common Shares until the liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's assets, was reduced. Approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to issue Preferred Shares representing about 38% of the Fund's capital immediately after the time of issuance of the Preferred Shares. This higher than required margin of NAV provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and NAV volatility than if the Fund were more highly leveraged through Preferred Shares. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below 50% of the value of the Fund's capital.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

     The Fund may take certain actions if short-term interest rates increase, or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by selling long-term securities and investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the auction period of outstanding Preferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing Preferred Shares or redeeming holdings in derivative contracts or other instruments that create leverage. As explained above under "Risks-Leverage Risk," the success of any such attempt to limit leverage risk depends on the Adviser's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

     If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased or, prior to the issuance of Preferred Shares, use other forms of leverage, such as derivative contracts.

Hedging and Related Strategies

     The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. These hedging strategies may include using financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; options based on either an index of municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders as taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that the Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

                                   MANAGEMENT OF THE FUND

Trustees And Officers

     The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are twelve Trustees of the Fund. Three of the Trustees are "interested persons" (as defined in the 1940
Act). The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

Investment Adviser

     Federated Investment Management Company acts as the Fund's investment adviser. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     The Adviser and other subsidiaries of Federated Investors, Inc. ("Federated") advise approximately 139 mutual funds and a variety of separate accounts, which totaled approximately $180 billion in assets as of December 31, 2001. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States, with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers. In the municipal sector, as of December 31, 2001, Federated managed 12 bond funds with approximately $2.3 billion in assets and 22 money market funds with approximately $19.5 billion in total assets.

      The Fund's Portfolio Managers are:

      Mary Jo Ochson

     Mary Jo Ochson is the Fund's Portfolio Manager. Ms. Ochson joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served as a Portfolio Manager and a Vice President of the Fund's Adviser. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

      Lee R. Cunningham II

     Lee R. Cunningham II is the Fund's Portfolio Manager. Mr. Cunningham joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund's Adviser in January 1998 and became a Vice President of the Fund's Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his M.B.A. with concentration in finance and operations from the University of Pittsburgh.

      RJ Gallo

     RJ Gallo is the Fund's Portfolio Manager. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He was named an Assistant Vice President of the Fund's Adviser in January 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo received a Master's in Public Affairs with a concentration in economics and public policy from Princeton University.

 Investment Management Agreement

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee at an annual rate equal to 0.55% of the average daily value of Managed Assets (the "Management Fee"). The Adviser has contractually agreed to waive receipt of a portion of its Management Fee in the amount of 0.20% of the average daily value of Managed Assets for the first five years of the Fund's operations (through December 31, 2007), and for a declining amount for an additional three years (through December 31, 2010). During periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage, because the fee is calculated as a percentage of Managed Assets, which include those assets purchased with leverage.

     In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

     For the first 8 years of the Fund's operation, the Adviser has undertaken to waive its investment advisory fees and expenses payable by the Fund in the amounts, and for the time periods, set forth below:

                                           Percentage Waived (as A Percentage Of
                                                                         Average
                                                           Daily Managed Assets)

Twelve Month
Period Ending

Month Date, Year**

December 31, 2003                                        0.20%
December 31, 2004                                        0.20%
December 31, 2005                                        0.20%
December 31, 2006                                        0.20%
December 31, 2007                                        0.20%
December 31, 2008                                        0.15%
December 31, 2009                                        0.10%
December 31, 2010                                        0.05%

** From the commencement of operations.

     The Adviser has not undertaken to waive any portion of the Fund's fees and expenses beyond December 31, 2010 or after termination of the investment management agreement.

Administrative Agreement


     Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:


                                    Average Aggregate Daily Net
Maximum Administrative Fee          Assets of the Federated Funds

0.150 of 1%                         on the first $250 million
0.125 of 1%                         on the next $250 million
0.100 of 1%                         on the next $250 million
0.075 of 1%                         on assets in excess of $750 million

     The administrative fee received during any fiscal year will be at least $125,000. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

                                      NET ASSET VALUE

     The Fund's NAV per Common Share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

     The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. A substantial portion of the Fund's fixed income investments will be valued according to the mean between bid and asked prices as furnished by an independent pricing service. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board.

                                       DISTRIBUTIONS

     The Fund will distribute to Common Shareholders monthly dividends of all or a portion of its tax exempt interest income after payment of dividends on any Preferred Shares of the Fund which may be outstanding. It is expected that the initial monthly dividend on the Fund's Common Shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Fund expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

     Various factors will affect the level of the Fund's income, including the asset mix, the amount of leverage used by the Fund and the effects thereof and the Fund's use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of tax exempt interest income earned in a particular period. The undistributed tax exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of tax exempt interest income actually earned by the Fund during the period. Undistributed tax exempt interest income will add to the Fund's NAV and, correspondingly, distributions from undistributed tax exempt interest income will be deducted from the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's Dividend Reinvestment Plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                                 DIVIDEND REINVESTMENT PLAN

     Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Administrator, all dividends declared on Common Shares of the Fund will be automatically reinvested by EquiServe Trust Co., N.A. (the "Plan Administrator"), the administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares of the Fund. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name or by contacting your bank, broker or other entity if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker. The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(1) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (2) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date, which will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of record shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a 12(cent) per share sold brokerage commission.

     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All  correspondence or questions  concerning the Plan should be directed to
the  Plan  Administrator,   EquiServe  Trust  Company,  N.A.,  P.O.  Box  43011,
Providence, RI 02940-3011 or by telephone at (800) 730-6001.

                                   DESCRIPTION OF SHARES

Common Shares

     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 31, 2002. The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.01 per Common Share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless (1) all accrued dividends on Preferred Shares have been paid, (2) the Fund satisfies the 200% capital requirement and (3) certain other requirements imposed by any NRSROs rating the Preferred Shares have been met. See "Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all Common Shareholders.

     The Fund has no present intention of offering any additional shares other than the Preferred Shares and Common Shares issued under the Fund's Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board. Any additional offering of shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding voting securities.

     The Common Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol "FPT".

     The Fund's NAV per share generally increases when interest rates decline and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. NAV will be reduced immediately following the offering of Common Shares by the amount of the sales load and organizational and offering expenses paid by the Fund. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell Common Shares already held, the Common Shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund that invest primarily in investment grade tax exempt securities have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase. See "Preferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Common Shares."

Preferred Shares

     The Fund's Agreement and Declaration of Trust provides that the Board may authorize and issue Preferred Shares with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

     The Board has indicated its intention to authorize an offering of Preferred Shares, representing approximately 38% of the Fund's capital, immediately after the Preferred Shares are issued, within approximately one to three months after completion of this offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the potential benefits to the Common Shareholders described in this prospectus. The Fund may conduct other offerings of Preferred Shares in the future. The Board also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's capital. We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Fund's Agreement and Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term tax exempt debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the Preferred Shareholders will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund.

     Voting Rights. The 1940 Act requires that Preferred Shareholders, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the Preferred Shareholders have the right to elect a majority of the Trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of Preferred Shareholders so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of Preferred Shareholders described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

                CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

     In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person, including its affiliates and associates, who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     o the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

     o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

     To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities," as defined in the 1940 Act, of the Fund will be required.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

                                 CLOSED-END FUND STRUCTURE

     The Fund is a newly organized, diversified, closed-end management investment company, commonly referred to as a closed-end fund. Closed-end funds differ from open-end funds, which are generally referred to as mutual funds, in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "NAV," less any applicable redemption fee or "back end" sales charge. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open-market repurchases, tender offers for Common Shares or other programs intended to reduce the discount. There is no guarantee or assurance that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Comm Shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

                                REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies often trade at a discount to their NAVs, and the Fund's Common Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund's NAV, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Although the Fund's Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV. There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

                                        TAX MATTERS

Federal Tax Matters

     The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

     The Fund invests primarily in securities the income of which is exempt from federal income tax, including AMT. Consequently, the regular monthly dividends you receive will generally be exempt from Federal income tax, including AMT. A portion of these dividends, however, may be subject to AMT.

     Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Common Shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.

     Each year, you will receive a year-end statement designating the amounts of tax exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name. The Fund will send you this statement if you hold your Common Shares in registered form.

     The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

     In order to avoid corporate taxation of its taxable income and be permitted to pay tax exempt dividends, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to make such an election and meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund's earnings and profits. In particular, in order for the Fund to pay tax exempt dividends, at least 50% of the value of the Fund's total assets must consist of tax exempt obligations on a quarterly basis. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay tax exempt dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income to the extent of the Fund's earnings and profits.

     The Fund may at times buy tax exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

     The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax exempt dividend income is taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not be permitted to deduct the interest on that loan. Under federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in Common Shares upon the deductibility of interest payable by the holder.

State and Local Tax Matters

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

      Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

                                        UNDERWRITING

     Subject to the terms and conditions of a purchase agreement dated [ ], 2002, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter the number of Common Shares set forth opposite the name of such underwriter.

            Underwriter                    Number of Common Shares

Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Prudential Securities Incorporated
A.G. Edwards & Sons, Inc.
RBC Dain Rauscher Inc.
Wells Fargo Securities, LLC
Advest, Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a subsidiary of
      Scott & Stringfellow, Inc.
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Janney Montgomery Scott LLC
McDonald Investments Inc., a KeyCorp Company
Parker/Hunter Incorporated
Quick & Reilly, Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated

            Total..............................................[         ]

     The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel under the purchase agreement and to certain other conditions. The underwriters are obligated to purchase all of the Common Shares (other than those covered by the over-allotment described below) if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $.675 per Common Share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

     The following table shows the public offering price, sales load and proceeds before and after expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                                    Without      With
                                        Per Share    Option      Option

Public offering price                   $15.00         $           $
Sales load                              $.675          $           $
Proceeds, before expenses, to the Fund  $14.325        $           $
Proceeds, after expenses, to the Fund   $14.295        $           $

     The expenses of the offering are estimated at $ and are payable by the Fund. The Fund has agreed to pay the underwriters $0.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay organizational expenses and offering costs of the Fund (other than sales load, but including the reimbursement of underwriters expenses) that exceed $.03 per Common Share.

     The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments.  If  the  underwriters  exercise  this  option,  each  will  be obligated,  subject  to  conditions  contained  in the  purchase  agreement,  to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

     Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of Common Shares to be higher than it might be in the absence of such purchases.

     Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of Common Shares. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and the sale of Common Shares pursuant to the Fund's Dividend Reinvestment Plan.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market markers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     The Common Shares will be sold to ensure that New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

     The Adviser has agreed to pay a fee to Merrill Lynch payable quarterly at the annual rate of .10% of the Fund's Managed Assets during the continuance of the investment management agreement or other advisory agreement between the Adviser and the Fund. The sum of this fee plus the amount of the expense reimbursement of $.005 per Common Share payable by the Fund to the underwriters will not exceed 4.5% of the total price to the public of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. Merrill Lynch has agreed to provide certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company and asset management industries and to provide information to and consult with the Adviser with respect to applicable strategies designed to address market discounts, if any.

     The Adviser has also agreed to pay a fee to certain underwriters (other than Merrill Lynch) that sell Common Shares in the initial public offering quarterly at the annual rate of up to 0.10% of the Fund's average daily net assets attributable to Common Shares sold through such underwriters (including a proportionate share of assets attributable to any Preferred Shares that may be outstanding) during the continuance of the investment management agreement. The maximum amount of this fee will not exceed 4.5% of the aggregate initial offering price of the Common Shares sold by such broker-dealers; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. Such underwriters also have agreed to provide certain after-market services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

     The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

                                CUSTODIAN AND TRANSFER AGENT

     The  Custodian  of the  assets of the Fund is State  Street  Bank and Trust
Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011, will serve as the Fund's Transfer Agent and Dividend Disbursing Agent.

                                       LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dickstein Shapiro Morin & Oshinsky LLP and for the underwriters by Clifford Chance US LLP, New York, New York. Dickstein Shapiro Morin & Oshinsky LLP and Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Reed Smith LLP.



               TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                 Page

Use of Proceeds......................................................2
Investment Strategies................................................2
Fundamental Investment Objective, Policy and Limitations............ 2
Non-Fundamental Investment Policies..................................4
Investment Securities................................................5
Management of the Fund...............................................11
Brokerage Transactions...............................................19
Description of Shares................................................19
Repurchase of Common Shares..........................................20
Tax Matters..........................................................22
Performance Related and Comparative Information..................... 27
Federated Investors, Inc.............................................29
Experts..............................................................30
Additional Information...............................................30
Independent Auditors' Report.........................................30
Financial Statements................................................ 32
APPENDIX A Ratings of Investments................................... 34


                                      4,000,000 Shares




                    Federated Premier Intermediate Municipal Income Fund




                                       Common Shares





                                         PROSPECTUS



Merrill Lynch & Co.                                  Prudential Securities

A.G. Edwards & Sons, Inc.   RBC Capital Markets                Wells Fargo
                                                           Securities, LLC

Advest, Inc.               Robert W. Baird & Co.     BB&T Capital Markets,
                                                     a subsidiary of Scott
                                                      & Stringfellow, Inc.

Fahnestock & Co. Inc.       Ferris, Baker Watts          Janney Montgomery
                                Incorporated                     Scott LLC

McDonald Investments Inc.      Parker/Hunter          Quick & Reilly, Inc.
                                Incorporated                             .
Stephens Inc.                                  Stifel, Nicholaus & Company
                                                              Incorporated











                                     [Month Day, 2002]



CUSIP 31423M105





     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities in any state where the offer or sale is not permitted.

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

     Federated Premier Intermediate Municipal Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated November 25, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such Common Shares. A copy of the prospectus may be obtained without charge by calling 1-800-341-7400. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS
                                                                    Page

Use Of Proceeds........................................................2
Investment Strategies..................................................2
Fundamental Investment Objective, Policy And Limitations...............2
Non-Fundamental Investment Policies....................................2
Investment Securities..................................................2
Management Of The Fund.................................................2
Brokerage Transactions.................................................2
Description Of Shares..................................................2
Repurchase Of Common Shares............................................2
Tax Matters............................................................2
Performance And Related Comparative Information........................2
Federated Investors, Inc...............................................2
Experts................................................................2
Additional Information.................................................2
Independent Auditors' Report...........................................2
Financial Statements...................................................2
Appendix A Ratings Of Investments......................................2

This Statement of Additional Information is dated November __, 2002.

--
December 17, 2002  3:20 PM
                                      USE OF PROCEEDS

     Pending investment in tax exempt securities that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high-quality, short-term tax exempt money market securities or in high-quality tax exempt securities with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments the income on which is subject to federal regular income tax, and securities of other open- or closed-end investment companies that invest primarily in tax exempt securities of the type in which the Fund may invest directly.

                                   INVESTMENT STRATEGIES

     Under normal circumstances, the Fund will maintain a dollar-weighted average portfolio maturity of 15 to 30 years and a dollar-weighted average duration of 7 to 13 years.

     The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar weighted based upon the market value of the Fund's securities at the time of calculation.

     The Fund cannot accurately predict its portfolio turnover rate but anticipates that its annual portfolio turnover rate will not exceed 100%. The Fund generally will not trade securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.


                  FUNDAMENTAL INVESTMENT OBJECTIVE, POLICY AND LIMITATIONS

     The following fundamental investment objective, policy and limitations may not be changed by the Fund's Board without the approval of the holders of a majority of (1) the outstanding Common Shares and Preferred Shares (if any) voting together as a class, and (2) the outstanding Preferred Shares (if any), voting as a separate class. When used with respect to particular shares of the Fund, "majority of the outstanding" means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less.

Investment Objectives

     The Fund's investment objective is to provide current income exempt from federal income tax, including AMT.

Investment Policy

     The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax.

Investment Limitations

   Concentration

     The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector.

   Diversification of Investments

     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase the securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.

   Underwriting

     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

   Investing in Real Estate

     The Fund will not buy or sell real estate, although it may invest in tax exempt securities secured by real estate or interests in real estate.

   Investing in Commodities

     The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, swap transactions, and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

   Lending

     The Fund will not make loans, but may acquire publicly or non-publicly issued tax exempt securities as permitted by its investment objective, policies and limitations.

   Borrowing Money and Issuing Senior Securities

     The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (the "1940 Act").

     For purposes of applying the concentration limitation, securities of the U.S. government, its agencies or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations.

     For the purpose of applying the concentration limitation, a non-governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

                            NON-FUNDAMENTAL INVESTMENT POLICIES

     The Fund is also subject to the following non-fundamental investment policies, which may be changed by the Board without shareholder approval.

Short Sales

     The Fund will not make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Investing in Other Investment Companies

     The Fund may purchase securities of open-end or closed-end investment companies in compliance with the 1940 Act or any exemptive relief obtained thereunder.

Exercise of Control

     The Fund will not purchase securities of companies for the purpose of exercising control.

                                   INVESTMENT SECURITIES

     The  following  information   supplements  the  discussion  of  the  Fund's
investment securities that are described in the prospectus.

Fixed Income Securities

     Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

     A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

     The Fund may invest in tax exempt securities, which pay interest that is not subject to regular income taxes, including AMT. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

     Following is a description of non-principal tax exempt securities in which the Fund may invest.

     Variable Rate Demand Instruments. Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

     Municipal Notes. Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

     Tax Increment Financing Bonds. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

     Municipal Mortgage Back Securities. Municipal mortgage backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Municipal mortgage backed securities generally have fixed interest rates.

     PACS. PACs (planned amortization classes) are a sophisticated form of mortgage backed security issued with a companion class. PACs receive principal payments and prepayments at a specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.

Credit Enhancement

     Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to a security's holders. Each form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Structured Notes

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets, such as indices reflecting taxable and tax exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable  conventional  note.  The rate of return on  structured  notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer (or the advice of another authority believed by the Adviser to be reliable) that the interest income on the notes will be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

Derivative Contracts

     Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets or instruments. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset or instrument. The other party to a derivative contract is referred to as a counterparty.

     Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

     For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

     The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

     Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset or instrument, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity, leverage and tax risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

     The Fund may trade in the following types of derivative contracts, as well as combinations of these contracts, including, but not limited to, options on futures contracts, options on forward contracts and options on swaps.

     Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset or instrument at a specified price, date and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

     The Fund may buy or sell the interest rate futures contracts and index financial futures contracts. The Fund may also buy or sell futures contracts on tax exempt securities and U.S. government and agency securities.

     Options. Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset or instrument from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset or instrument to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. If the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

     Swaps.  Swaps are  contracts  in which two parties  agree to pay each other
(swap) the returns derived from underlying assets or instruments with differing characteristics. Most swaps do not involve the delivery of the underlying assets or instruments by either party, and the parties might not own the assets or instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

     Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated, notional principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same notional principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million notional principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million notional principal amount.

     Caps and Floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

     Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or instrument during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or instrument.

     Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.

Short Sales

     The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to Municipal Bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (i.e., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investing In Securities Of Other Investment Companies

     The Fund may invest its assets in securities of other open-end or closed-end investment companies, including the securities of affiliated investment companies, as an efficient means of carrying out its investment policies and managing its uninvested cash.

Temporary Defensive Investments

     The Fund may make temporary defensive investments in the following taxable securities:

     Treasury Securities. Treasury securities are direct obligations of the federal government of the United States.

     Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity ("GSE") acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

     Bank Instruments. Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances.

     Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.

     Commercial Paper. Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and place. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

     The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

      Repurchase agreements are subject to credit risks.

                                   MANAGEMENT OF THE FUND

Board of Trustees

     The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 139 portfolios). Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--eight portfolios; Riggs Funds--nine portfolios; and WesMark Funds--five portfolios.

Interested Trustees Background And Compensation



---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                                               Total
                                                                               Compensation
                                                                  Aggregate    From
Name Birth Date                                                   Compensation Fund and
Address          Principal Occupation(s) for Past Five Years,     From         Federated
Positions Held   Other Directorships Held and Previous Positions  Fund +       Fund
with Fund                                                                      Complex
                                                                               (past
                                                                               calendar
                                                                               year)

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John F.          Principal Occupations: Chairman and Director or  $0         $0
Donahue* Birth   Trustee of the Federated Fund Complex; Chairman
Date: July28,    and Director, Federated Investors, Inc.;
1924 CHAIRMAN    Chairman, Federated Investment Management
AND              Company, Federated Global Investment Management
TRUSTEE(1)(2)    Corp. and Passport Research, Ltd. Previous
                 Positions: Trustee, Federated Investment
                 Management Company and Chairman and Director,
                 Federated Investment Counseling.

J. Christopher   Principal Occupations: President and Chief       $0         $0
Donahue* Birth   Executive Officer of the Federated Fund
Date: April11,   Complex; Director or Trustee of some of the
1949 PRESIDENT   Funds in the Federated Fund Complex; President,
AND              Chief Executive Officer and Director, Federated
TRUSTEE(1)(2)    Investors, Inc.; President, Chief Executive
                 Officer and Trustee, Federated Investment
                 Management Company; Trustee, Federated
                 Investment Counseling; President, Chief
                 Executive Officer and Director, Federated
                 Global Investment Management Corp.; President
                 and Chief Executive Officer, Passport Research,
                 Ltd.; Trustee, Federated Shareholder Services
                 Company; Director, Federated Services Company.
                 Previous Position: President, Federated
                 Investment Counseling.

Lawrence D.      Principal Occupations: Director or Trustee of    $0         $117,117.17
Ellis, M.D.*     the Federated Fund Complex; Professor of
Birth Date:      Medicine, University of Pittsburgh; Medical
October11, 1932  Director, University of Pittsburgh Medical
3471 Fifth       Center Downtown; Hematologist, Oncologist and
Avenue Suite     Internist, University of Pittsburgh Medical
1111             Center. Other Directorships Held: Member,
Pittsburgh, PA   National Board of Trustees, Leukemia Society of
TRUSTEE(1)(2)    America. Previous Positions: Trustee,
                 University of Pittsburgh; Director, University
                 of Pittsburgh Medical Center.

     * Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.
Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by, Federated Securities Corp., a subsidiary of Federated Investors, Inc.

     + Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.

Independent Trustees Background And Compensation

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Name Birth Date   Principal Occupation(s) for Past Five Years,    Aggregate     Total
Address           Other Directorships Held and Previous           Compensation  Compensation
Positions Held    Positions                                       From          From
with Fund                                                         Fund          Fund and
                                                                  (past         Federated
                                                                  fiscal        Fund
                                                                  year)+        Complex
                                                                                (past
                                                                                calendar
                                                                                year)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Thomas G.         Principal Occupation: Director or Trustee of    $0         $128,847.72
Bigley Birth      the Federated Fund Complex. Other
Date:             Directorships Held: Director, Member of
February3, 1934   Executive Committee, Children's Hospital of
15 Old Timber     Pittsburgh; Director, Member of Executive
Trail             Committee, University of Pittsburgh. Previous
Pittsburgh, PA    Position: Senior Partner, Ernst & Young LLP.
 TRUSTEE(1)(2)

John T. Conroy,   Principal Occupations: Director or Trustee of   $0         $128,847.66
Jr. Birth Date:   the Federated Fund Complex; Chairman of the
June23, 1937      Board, Investment Properties Corporation;
Grubb &           Partner or Trustee in private real estate
Ellis/Investment  ventures in Southwest Florida. Previous
Properties        Positions: President, Investment Properties
Corporation       Corporation; Senior Vice President, John R.
3838 Tamiami      Wood and Associates, Inc., Realtors;
Trail North       President, Naples Property Management, Inc.
Naples, FL        and Northgate Village Development Corporation.
TRUSTEE(1)(2)

Nicholas P.       Principal Occupation: Director or Trustee of    $0         $126,923.53
Constantakis      the Federated Fund Complex; Previous
Birth Date:       Position:  Partner, Andersen Worldwide SC
September3,       (prior to 9/1/97). Other Directorships Held:
1939 175          Director, Michael Baker Corporation
Woodshire Drive   (engineering and energy services worldwide).
Pittsburgh, PA
 TRUSTEE (1)(2)

John F.           Principal Occupation: Director or Trustee of    $0         $115,368.16
Cunningham        the Federated Fund Complex. Other
Birth Date:       Directorships Held: Chairman, President and
March5, 1943      Chief Executive Officer, Cunningham & Co.,
353 El Brillo     Inc. (strategic business consulting); Trustee
Way Palm Beach,   Associate, Boston College. Previous Positions:
FL TRUSTEE(1)(2)  Director, Redgate Communications and EMC
                  Corporation (computer storage systems);
                  Chairman of the Board and Chief Executive
                  Officer, Computer Consoles, Inc.; President
                  and Chief Operating Officer, Wang
                  Laboratories; Director, First National Bank of
                  Boston; Director, Apollo Computer, Inc.

Peter E. Madden   Principal Occupation: Director or Trustee of    $0         $117,117.14
Birth Date:       the Federated Fund Complex; Management
March16, 1942     Consultant. Previous Positions:
One Royal Palm    Representative, Commonwealth of Massachusetts
Way 100 Royal     General Court; President, State Street Bank
Palm Way Palm     and Trust Company and State Street Corporation
Beach, FL         (retired); Director, VISA USA and VISA
TRUSTEE(1)(2)     International; Chairman and Director,
                  Massachusetts Bankers Association; Director,
                  Depository Trust Corporation; Director, The
                  Boston Stock Exchange.

Charles F.        Principal Occupations: Director or Trustee of   $0         $128,847.66
Mansfield, Jr.    the Federated Fund Complex; Management
Birth Date:       Consultant; Executive Vice President, DVC
April10, 1945     Group, Inc. (marketing, communications and
80 South Road     technology) (prior to 9/1/00). Previous
Westhampton       Positions: Chief Executive Officer, PBTC
Beach, NY         International Bank; Partner, Arthur Young &
TRUSTEE(1)(2)     Company (now Ernst & Young LLP); Chief
                  Financial Officer of Retail Banking Sector,
                  Chase Manhattan Bank; Senior Vice President,
                  HSBC Bank USA (formerly, Marine Midland Bank);
                  Vice President, Citibank; Assistant Professor
                  of Banking and Finance, Frank G. Zarb School
                  of Business, Hofstra University.

John E. Murray,   Principal Occupations: Director or Trustee of   $0         $117,117.14
Jr., J.D.,        the Federated Fund Complex; Chancellor and Law
S.J.D. Birth      Professor, Duquesne University; Consulting
Date:             Partner, Mollica & Murray. Other Directorships
December20,       Held: Director, Michael Baker Corp.
1932              (engineering, construction, operations and
Chancellor,       technical services). Previous Positions:
Duquesne          President, Duquesne University; Dean and
University        Professor of Law, University of Pittsburgh
Pittsburgh, PA    School of Law; Dean and Professor of Law,
TRUSTEE(1)(2)     Villanova University School of Law.

Marjorie P.       Principal Occupations: Director or Trustee of   $0         $117,117.17
Smuts Birth       the Federated Fund Complex; Public Relations/
Date: June21,     Marketing Consultant/Conference Coordinator.
1935 4905         Previous Positions: National Spokesperson,
Bayard Street     Aluminum Company of America; television
Pittsburgh, PA    producer; President, Marj Palmer Assoc.;
TRUSTEE(1)(2)     Owner, Scandia Bord.


+ Board members will not receive compensation from the Fund during the Fund's first fiscal year.  Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the
Federated Fund Complex based on the net assets of each such fund.

---------------------------------------------------------------------------------------
Name Birth Date   Principal Occupation(s) for Past Five Years,    Aggregate  Total
Address           Other Directorships Held and Previous           CompensatioCompensation
Positions Held    Positions                                       From       From
with Fund                                                         Fund       Fund and
                                                                  (past      Federated
                                                                  fiscal     Fund
                                                                  year)+     Complex
                                                                             (past
                                                                             calendar
                                                                             year)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
John S. Walsh     Principal Occupations: Director or Trustee of   $0         $117,117.17
Birth Date:       the Federated Fund Complex; President and
November28,       Director, Heat Wagon, Inc. (manufacturer of
1957 2604         construction temporary heaters); President and
William Drive     Director, Manufacturers Products, Inc.
Valparaiso, IN    (distributor of portable construction
 TRUSTEE(1)(2)    heaters); President, Portable Heater Parts, a
                  division of Manufacturers Products, Inc. Other
                  Directorships Held: Director, Walsh & Kelly,
                  Inc. (heavy highway contractor). Previous
                  Position: Vice President, Walsh & Kelly, Inc.




OFFICERS**

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name Birth       Principal Occupation(s) and Previous Positions
Date Address
Positions Held
with Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

John W.          Principal Occupations: Executive Vice President and Secretary of the
McGonigle        Federated Fund Complex; Executive Vice President, Secretary and
Birth Date:      Director, Federated Investors, Inc. Previous Positions: Trustee,
October26,       Federated Investment Management Company and Federated Investment
1938 EXECUTIVE   Counseling; Director, Federated Global Investment Management Corp.,
VICE PRESIDENT   Federated Services Company and Federated Securities Corp.
AND SECRETARY

Richard J.       Principal Occupations: Treasurer of the Federated Fund Complex;
Thomas Birth     Senior Vice President, Federated Administrative Services. Previous
Date: June17,    Positions: Vice President, Federated Administrative Services; held
1954 TREASURER   various management positions within Funds Financial Services
                 Division of Federated Investors, Inc.

Richard B.       Principal Occupations: President or Vice President of some of the
Fisher Birth     Funds in the Federated Fund Complex; Vice Chairman, Federated
Date: May17,     Investors, Inc.; Chairman, Federated Securities Corp. Previous
1923 VICE        Positions: Director or Trustee of some of the Funds in the Federated
PRESIDENT        Fund Complex; Executive Vice President, Federated Investors, Inc.
                 and Director and Chief Executive Officer, Federated Securities Corp.

William D.       Principal Occupations: Chief Investment Officer of this Fund and
Dawson III       various other Funds in the Federated Fund Complex; Executive Vice
Birth Date:      President, Federated Investment Counseling, Federated Global
March3, 1949     Investment Management Corp., Federated Investment Management Company
CHIEF            and Passport Research, Ltd.; Director, Federated Global Investment
INVESTMENT       Management Corp. and Federated Investment Management Company;
OFFICER          Portfolio Manager, Federated Administrative Services; Vice
                 President, Federated Investors, Inc. Previous Positions: Executive
                 Vice President and Senior Vice President, Federated Investment
                 Counseling Institutional Portfolio Management Services Division;
                 Senior Vice President, Federated Investment Management Company and
                 Passport Research, Ltd.

Mary Jo Ochson   Mary Jo Ochson is the Portfolio Manager of the Fund. She is Vice
Birth Date:      President of the Fund.  Ms. Ochson joined Federated in 1982 and has
September 12,    been a Senior Portfolio Manager and a Senior Vice President of the
1953 SENIOR      Fund's Adviser since 1996. From 1988 through 1995, Ms. Ochson served
VICE PRESIDENT   as a Portfolio Manager and a Vice President of the Fund's Adviser.
                 Ms. Ochson is a Chartered Financial Analyst and received her M.B.A.
                 in Finance from the University of Pittsburgh.



     + Board members will not receive compensation from the Fund during the Fund's first fiscal year. Thereafter, the Fund will be subject to a base charge of $250 per quarter; the remainder of the "Total Compensation" in column two will be allocated to each fund in the Federated Fund Complex based on the net assets of each such fund.


(1) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of trustees for which he or she serves:
     -- Messrs. John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., and John
     S. Walsh, as Class I trustees, are expected to stand for re-election at the Fund's 2004 meeting of shareholders.

--   Messrs.  J.  Christopher  Donahue,   Nicholas  P.  Constantakis,   John  F.
     Cunningham, and Majorie P. Smuts, as Class II trustees, are expected to stand for re-election at the Fund's 2005 meeting of shareholders.

-- Messrs. Lawrence D. Ellis, M.D., Peter E. Madden, Charles F. Mansfield, Jr. and John E. Murray, Jr., J.D, S.J.D., as Class III trustees, are expected to stand for re-election at the Fund's 2006 meeting of shareholders.


** Officers do not receive any compensation from the Fund. Thomas R. Donahue, Chief Financial Officer, Vice President, Treasurer and Assistant Secretary of Federated Investors, Inc. and an officer of its various advisory and underwriting subsidiaries, has served as a Term Member on the Board of Directors of Duquesne University, Pittsburgh, Pennsylvania, since May 12, 2000. Mr. John E. Murray, Jr., an Independent Trustee of the Fund, served as President of Duquesne from 1988 until his retirement from that position in 2001, and became Chancellor of Duquesne on August 15, 2001. It should be noted that Mr. Donahue abstains on any matter that comes before Duquesne's Board that affects Mr. Murray personally.




Committees of the Board
 --------------------------------------------------------------------------------------
                                                                               Meetings
                                                                               Held
                                                                               During
                                                                               Last
 Board     Committee                                                           Fiscal
 Committee Members          Committee Functions                                Year
 --------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------
 Executive John F.          In between meetings of the full Board, the         NA
           Donahue John     Executive Committee generally may exercise all
           E. Murray,       the powers of the full Board in the management
           Jr., J.D.,       and direction of the business and conduct of the
           S.J.D.           affairs of the Fund in such manner as the
                            Executive Committee shall deem to be in the best
                            interests of the Fund. However, the Executive
                            Committee cannot elect or remove Board members,
                            increase or decrease the number of Trustees,
                            elect or remove any Officer, declare dividends,
                            issue shares or recommend to shareholders any
                            action requiring shareholder approval.

 Audit     Thomas G.        The Audit Committee reviews and recommends to      NA
           Bigley John T.   the full Board the independent auditors to be
           Conroy, Jr.      selected to audit the Fund's financial
           Nicholas P.      statements; meets with the independent auditors
           Constantakis     periodically to review the results of the audits
           Charles F.       and report the results to the full Board;
           Mansfield, Jr.   evaluates the independence of the auditors,
                            reviews legal and regulatory matters that may
                            have a material effect on the financial
                            statements, related compliance policies and
                            programs, and the related reports received from
                            regulators; reviews the Fund's internal audit
                            function; review compliance with the Fund's code
                            of conduct/ethics; review valuation issues;
                            monitors inter-fund lending transactions;
                            reviews custody services and issues and
                            investigate any matters brought to the
                            Committee's attention that are within the scope
                            of its duties.




     Board Ownership of Shares in the Fund and in the Federated Family of Investment Companies

 --------------------------------------------


                                Aggregate
                      Dollar    Dollar
                      Range     Range of
                      of        Shares
 Interested Board     Shares    Owned in
 Member Name          Owned     Federated
                      in Fund   Family of
                                Investment
                                Companies
 --------------------------------------------
 --------------------------------------------
 John F. Donahue      $0        Over
                                $100,000
 J. Christopher       $0        Over
 Donahue                        $100,000
 Lawrence D. Ellis,   $0        Over
 M.D.                           $100,000

 Independent Board
 Member Name
 Thomas G. Bigley     $0        Over
                                $100,000
 John T. Conroy, Jr.  $0        Over
                                $100,000
 Nicholas P.          $0        Over
 Constantakis                   $100,000
 John F. Cunningham   $0        Over
                                $100,000
 Peter E. Madden      $0        Over
                                $100,000
 Charles F.           $0        $50,001 -
 Mansfield, Jr.                 $100,000
 John E. Murray,      $0        Over
 Jr., J.D., S.J.D.              $100,000
 Marjorie P. Smuts    $0        Over
                                $100,000
 John S. Walsh        $0        Over
                                $100,000


Code of Ethics

     As required by SEC rules, the Fund, its Adviser, and the Fund's principal underwriters have adopted codes of ethics. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the Security and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Adviser

     The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee payable monthly in arrears at an annual rate equal to 0.55% of the average daily value of the Fund's Managed Assets (the "Management Fee"). The Adviser has contractually agreed to waive receipt of a portion of its Management Fee in the amount of 0.20% of the average daily value of the Fund's Managed Assets for the first five years of the Fund's operations (through December 31, 2007), and for a declining amount for an additional three years (through December 31, 2010). Managed Assets means the total assets of the Fund including any assets attributable to any Preferred Shares or borrowings that may be outstanding, minus the sum of accrued liabilities (other than indebtedness attributable to financial leverage). The liquidation preference on the Preferred Shares is not a liability. This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund's Managed Assets, which include those assets purchased with leverage.

     The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

     As required by the 1940 Act, the Board has reviewed the Fund's investment advisory contract. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund's investment objectives; the Adviser's management philosophy, personnel and processes; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry; comparable fees in the mutual fund industry; the range and quality of services provided to the Fund and its shareholders by the Federated organization in addition to investment advisory services; and the Fund's relationship to other funds in the Federated Fund family ("Federated Funds").

     The Board also considered the compensation and benefits received by the Adviser. This includes fees to be received for services provided to the Fund by other entities in the Federated organization and research services to be received by the Adviser from brokers that execute Fund trades, as well as advisory fees. In this regard, the Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser's cost of providing the services; the extent to which the adviser may realize "economies of scale" as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser's relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser's services and fee. The Fund's Board is aware of these factors and has taken them into account in its review of the Fund's advisory contract.

     The Board considered and weighed these circumstances in light of its accumulated experience in working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. In this regard, the Board requested and received a significant amount of information about the Fund, the Federated Funds and the Federated organization. Thus, the Board's evaluation of the Fund's advisory contract included an analysis of reports covering such matters as: the Adviser's investment philosophy, personnel, and processes; the short- and long-term performance of other Federated Funds (in absolute terms as well as in relationship to their particular investment programs and certain competitor or "peer group" funds) and comments on the reasons for performance; the Fund's proposed expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the possible use and allocation of brokerage commissions derived from trading the Fund's portfolio securities; the nature and extent of the advisory and other services to be provided to the Fund by the Adviser and its affiliates; compliance and audit reports concerning the Federated Funds and the Federated companies that service them; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them.

     The Board also received financial information about Federated, including reports on the compensation and benefits Federated derives from its relationships with the Federated Funds. These reports cover not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as administrator and transfer agent to the Federated Funds). The reports also discuss any indirect benefit Federated may derive from its receipt of research services from brokers who execute fund trades.

     The Board based its decision to approve the Fund's advisory contract on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board did not consider any one of the factors and considerations identified above to be determinative. Because the totality of circumstances included considering the relationship of each Fund to the Federated Funds, the Board did not approach consideration of the Fund's advisory contract as if that were the only Federated Fund.

Custodian

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

Transfer Agent and Dividend Disbursing Agent

     EquiServe Trust Company, N.A. maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

Independent Auditors

     The independent auditor for the Fund, Ernst & Young LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

                                   BROKERAGE TRANSACTIONS

     When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds under common control with the Fund. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

     Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the accounts(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

                                   DESCRIPTION OF SHARES

Common Shares

     The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

     Although the terms of any Preferred Share issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Fund currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will likely be as stated in the prospectus.

     If the Board determines to proceed with an offering of Preferred Shares, the terms of Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund's Agreement and Declaration of Trust. The Board, without the approval of Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

     The Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the Common Shareholders or Preferred Shareholders, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and the Preferred Shares.

                                REPURCHASE OF COMMON SHARES

     The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels
(which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund's Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act;
(2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

     Before deciding whether to take any action if the Common Shares trade below NAV, the Fund's Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                        TAX MATTERS

     The following is a description of certain federal income tax consequences to a shareholder of acquiring, holding and disposing of Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Fund will not be subject to federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (1) its "investment company taxable income" (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (2) its net tax exempt interest (the excess of its gross tax exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a special taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and generally will not qualify for the dividends received deduction in the case of corporate shareholders. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     The Fund intends to invest in sufficient tax exempt securities to permit payment of "exempt-interest dividends" (as defined in the Code). Except as provided below, exempt-interest dividends paid to Common Shareholders are not includable in the holder's gross income for federal income tax purposes.

     If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between Common Shareholders and Preferred Shareholders in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     Exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Common Shareholders as items of interest excluded from their gross income, each Common Shareholder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.

     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain "private activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. In addition, for corporations alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause Common Shareholders to be subject to or result in an increased liability under the AMT. The Fund will annually supply Common Shareholders a report indicating the amount and nature of amounts distributed to them.

     The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders who hold their Common Shares as capital assets. Generally, a Common Shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax exempt interest income. In addition, gain realized by the Fund from the disposition of a tax exempt security that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by Common Shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 38.6%1. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such Shares within 90 days after their purchase to the extent Common Shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of Common Shares if the Common Shareholder purchases other Common Shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to Common Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of Common Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such Common Shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such Common Shares.

     In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits. ---------- 1 The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates. ---------

     The Fund is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals (currently, 30%) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder's federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of the Fund and the income tax consequences to its holders of Common Shares.

                      PERFORMANCE AND RELATED COMPARATIVE INFORMATION

Tax Equivalency Table

     Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal income tax. However, some of the Fund's income may be subject to state or local taxes.

                             Taxable Yield Equivalent for 2002
                                 Multistate Municipal Fund

                                 Federal Income Tax Bracket

              10.00%    15.00%     27.00%    30.00%    35.00%    38.60%
   Joint       $0-     $12,001   $46,701- $112,851-  $17,951-      Over
  Return      12,000   - 46,700   112,850  171,950    307,050      307,050
  Single       $0-     $6,001-     27,951, $67,701-   $141-251-    Over
  Return      6,000    $27,950     67,700   141,250     307,05     307,050


Tax Exempt
   Yield                  Taxable Yield Equivalent

   0.50%      0.56%      0.59%     0.68%      0.71%     0.77%      0.81%
   1.00%      1.11%      1.18%     1.37%      1.43%     1.54%      1.63%
   1.50%      1.67%      1.76%     2.05%      2.14%     2.31%      2.44%
   2.00%      2.22%      2.35%     2.74%      2.86%     3.08%      3.26%
   2.50%      2.78%      2.94%     3.42%      3.57%     3.85%      4.07%
   3.00%      3.33%      3.53%     4.11%      4.29%     4.62%      4.89%
   3.50%      3.89%      4.12%     4.79%      5.00%     5.38%      5.70%
   4.00%      4.44%      4.71%     5.48%      5.71%     6.15%      6.51%
   4.50%      5.00%      5.29%     6.16%      6.43%     6.92%      7.33%
   5.00%      5.56%      5.88%     6.85%      7.14%     7.69%      8.14%
   5.50%      6.11%      6.47%     7.53%      7.86%     8.46%      8.96%
   6.00%      6.67%      7.06%     8.22%      8.57%     9.23%      9.77%
   6.50%      7.22%      7.65%     8.90%      9.29%     10.00%    10.59%
   7.00%      7.78%      8.24%     9.59%     10.00%     10.77%    11.40%
   7.50%      8.33%      8.82%     10.27%    10.71%     11.54%    12.21%
   8.00%      8.89%      9.41%     10.96%    11.43%     12.31%    13.03%
   8.50%      9.44%     10.00%     11.64%    12.14%     13.08%    13.84%
   9.00%      10.00%    10.59%     12.33%    12.86%     13.85%    14.66%
   9.50%      10.56%    11.18%     13.01%    13.57%     14.62%    15.47%
  10.00%      11.11%    11.76%     13.70%    14.29%     15.38%    16.29%
  10.50%      11.67%    12.35%     14.38%    15.00%     16.15%    17.10%
  11.00%      12.22%    12.94%     15.07%    15.71%     16.92%    17.92%

     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Performance Comparisons

      Advertising and sales literature may include:

-    references  to  ratings,   rankings  and  financial   publications   and/or
     performance comparisons of Common Shares to certain indices;

-    charts,  graphs and illustrations  using the Fund's returns,  or returns in
     general,   that  demonstrate   investment  concepts  such  as  tax-deferred
     compounding, dollar-cost averaging and systematic investment;

- discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

- information about the mutual fund industry from sources such as the Investment Company Institute.

     The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills. Advertisements may contain a chart showing average tax-adjusted returns and volatility of returns for the last 10 years ending October 31, 2002 for indices of municipal bonds, corporate bonds, U.S. Treasury securities, high-yield securities, mortgage-backed securities, the S&P 500, the Russell 2000 and NASDAQ.

     The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

     You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc.

     Lipper Analytical Services, Inc. ranks funds in various fund categories based on total return.

Morningstar, Inc.

     Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.

Money

     Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

Lehman Brothers Municipal Bond Index

     Lehman Brothers Municipal Bond Index is an unmanaged broad based total return performance benchmark for the long-term, investment grade bond market.

                                 FEDERATED INVESTORS, INC.

     Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

     Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

     Municipal Funds. In the municipal sector, as of December 31, 2001, Federated managed 12 bond funds with approximately $2.3 billion in assets and 22 money market funds with approximately $19.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

     The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are William D. Dawson III--Global and Fixed Income and Stephen F. Auth--Federated Global and Equity. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

                                          EXPERTS

     The financial statements of the Fund at December 16, 2002, and for the day then ended, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.


                                   ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database at the Commission's website at http://www.sec.gov or at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission. The Fund changed its name from Federated Intermediate Municipal Income Fund to Federated Premier Intermediate Municipal Income Fund on December 16, 2002.

                                INDEPENDENT AUDITORS' REPORT

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and
Board of Trustees of
Federated Premier Intermediate Municipal Income Fund

     We have audited the accompanying statement of assets and liabilities of Federated Premier Intermediate Municipal Income Fund (the Fund) as of December 16, 2002, and the statement of operations for the day then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Federated Premier Intermediate Municipal Income Fund at December 16, 2002, the results of its operations for the day then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                [GRAPHIC OMITTED]

Boston, Massachusetts
December 16, 2002


                                    FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 16, 2002

Assets:
Cash                                                        $100,005
Receivable from Investment Adviser                           148,000

Total Assets                                                 248,005

Liabilities:
            Accrued Organizational Expenses                  (148,000)

            Total Liabilities                               (148,000)

Net Assets (6,667 shares of $0.01 par value shares of beneficial interest
     issued and outstanding; 4,000,000 shares authorized)    $100,005

Net Asset Value Per Share                                     $15


STATEMENT OF OPERATIONS
One day ended December 16, 2002

Investment Income                                           $            0

Organizational Expenses                                      148,000
Less: reimbursements from Investment Adviser                      (148,000)
Net Expenses                                                              0

Net Investment Income                                       $            0


NOTES TO FINANCIAL STATEMENTS

1.    Organization

     Federated Premier Intermediate Municipal Income Fund ("the Fund") was organized as a Delaware Business Trust on October 31, 2002. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to Federated Investment Management Company ("the Investment Adviser"), a wholly owned subsidiary of Federated Investors, Inc., of 6,667 shares of beneficial interest at an aggregate purchase price of $100,005. The Investment Adviser has agreed to reimburse the amount which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $0.03 per share.

2.    Accounting Policies

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

3.    Investment Adviser and Related Parties

     The Fund has entered into an Investment Management Agreement (the "Agreement") with the Investment Adviser to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund pays the Investment Adviser an annual management fee, payable monthly, at the annual rate of 0.55 % of the Fund's average daily net assets, not inclusive of any assets attributable to any preferred shares that may be issued.

     In order to reduce fund expenses, the Investment Adviser has contractually agreed to waive a portion of its management fee at the annual rate of 0.20% of the Fund's average daily net assets, not inclusive of any net assets attributable to any preferred shares that may be issued, from the commencement of operations through December 31, 2007, and for a declining amount thereafter through December 31, 2010.

4.    Federal Income Taxes

     The Fund intends to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to federal excise tax.

5.    Contingent Receivable from Investment Adviser

     In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all organizational expenses.


                                         APPENDIX A
                                   RATINGS OF INVESTMENTS



Standard and Poor's Long-Term Debt Rating Definitions

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Moody's Investors Service Long-Term Bond Rating Definitions

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium- grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree.
Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Fitch Ratings Long-Term Debt Rating Definitions

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal. Moody's Investors Service Commercial Paper Ratings

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
Leading market positions in well-established industries; High rates of return on funds employed; Conservative capitalization structure with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; and Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor's Commercial Paper Ratings

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity   for  timely   payment  on  issues  with  this   designation   is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Fitch Ratings Commercial Paper Rating Definitions

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

ADDRESSES

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME TRUST
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, NY  10080

Investment Adviser
Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian
State Street Bank and Trust Company
P. O. Box 8600
Boston, MA  02266-8600

Transfer Agency and Dividend Disbursing Agent
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, RI  02940-3011

Independent Auditors
Ernst & Young LLP
200 Clarendon Street
Boston, MA  02116-5072














CUSIP 31423M105




























                                                    Exhibit (a)(i)under Form N-2















                    FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND








AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST
                               Dated as of December 16, 2002


                                           -iii-


                                     TABLE OF CONTENTS

                                                                          Page
                                    ARTICLE I
                              Name and Definitions

1.1     Name.............................................................   1
1.2     Definitions......................................................   1

                                   ARTICLE II
                                    Trustees

2.1     Number and Qualification.........................................   3
2.2     Term and Election................................................   3
2.3     Resignation and Removal..........................................   3
2.4     Vacancies........................................................   4
2.5     Meetings.........................................................   4
2.6     Trustee Action by Written Consent................................   5
2.7     Officers.........................................................   5

                                   ARTICLE III
                          Powers and Duties of Trustees

3.1     General..........................................................   5
3.2     Investments......................................................   5
3.3     Legal Title......................................................   5
3.4     Issuance and Repurchase of Shares................................   5
3.5     Borrow Money or Utilize Leverage.................................   5
3.6     Delegation; Committees...........................................   6
3.7     Collection and Payment...........................................   6
3.8     Expenses.........................................................   6
3.9     By-Laws..........................................................   6
3.10    Miscellaneous Powers.............................................   6
3.11    Further Powers...................................................   7

                                   ARTICLE IV
               Advisory, Management and Distribution Arrangements

4.1     Advisory and Management Arrangements.............................   7
4.2     Distribution Arrangements........................................   7
4.3     Other Arrangements...............................................   7
4.4     Parties to Contracts.............................................   8

                                    ARTICLE V
                  Limitations of Liability and Indemnification

5.1     No Personal Liability of Shareholders, Trustees, etc.............   8
5.2     Mandatory Indemnification........................................   9
5.3     No Bond Required of Trustees.....................................  10
5.4     No Duty of Investigation; Notice in Trust Instruments, etc.......  10
5.5     Reliance on Experts, etc.........................................  10
5.6     Insurance........................................................  10
5.7     Derivative Actions...............................................  10

                                   ARTICLE VI
                          Shares of Beneficial Interest

6.1     Beneficial Interest..............................................  11
6.2     Other Securities.................................................  11
6.3     Rights of Shareholders...........................................  11
6.4     Trust Only.......................................................  11
6.5     Issuance of Shares...............................................  11
6.6     Register of Shares...............................................  12
6.7     Transfer Agent and Registrar.....................................  12
6.8     Transfer of Shares...............................................  12
6.9     Notices..........................................................  12

                                   ARTICLE VII
                                   Custodians

7.1     Appointment and Duties...........................................  12
7.2     Central Certificate System.......................................  13

                                  ARTICLE VIII
                                   Redemption

8.1     Redemptions......................................................  13
8.2     Disclosure of Holding............................................  13

                                   ARTICLE IX
         Determination of Net Asset Value, Net Income and Distributions

9.1     Net Asset Value..................................................  14
9.2     Distributions to Shareholders....................................  14
9.3     Power to Modify Foregoing Procedures.............................  14
9.4     Dividend Reinvestment Plan.......................................  15

                                    ARTICLE X
                                  Shareholders

10.1    Meetings of Shareholders.........................................  14
10.2    Voting...........................................................  15
10.3    Notice of Meeting................................................  15
10.4    Quorum and Required Vote.........................................  15
10.5    Proxies, etc.....................................................  15
10.6    Reports..........................................................  16
10.7    Shareholder Action by Written Consent............................  16
10.8    Record Dates.....................................................  16
10.9    Additional Provisions............................................  17

                                   ARTICLE XI
             Duration; Termination of Trust; Amendment; Mergers, Etc

11.1    Duration.........................................................  17
11.2    Termination......................................................  17
11.3    Amendment Procedure..............................................  18
11.4    Merger, Consolidation and Sale of Assets.........................  18
11.5    Subsidiaries.....................................................  18
11.6    Conversion.......................................................  19
11.7    Certain Transactions.............................................  19

                                   ARTICLE XII
                                  Miscellaneous

12.1    Filing...........................................................  20
12.2    Resident Agent...................................................  20
12.3    Governing Law....................................................  21
12.4    Counterparts.....................................................  21
12.5    Reliance by Third Parties........................................  21
12.6    Provisions in Conflict with Law or Regulation....................  21


                                   73




              Federated Premier Intermediate Municipal Income Fund
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST

     AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made as of the 16th day of December, 2002, by the Trustees hereunder, and by the holders of shares of beneficial interest issued hereunder as hereinafter provided.

     WHEREAS, this Trust has been formed to carry on business of an investment company;

     WHEREAS, this Trust is authorized to issue an unlimited number of its shares of beneficial interest all in accordance with the provisions hereinafter set forth;

     WHEREAS, the Trustees have agreed to manage all property coming into their hands as Trustees of a Delaware statutory trust in accordance with the provisions hereinafter set forth; and

     WHEREAS, the parties hereto intend that the Trust created by this Declaration and the Certificate of Trust filed with the Secretary of State of the State of Delaware on October 31, 2002, as amended, shall constitute a statutory trust under the Delaware Statutory Trust Act and that this Declaration shall constitute the governing instrument of such statutory trust.

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities, and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.


                                         ARTICLE I
                                    Name and Definitions

     1.1 Name. This Trust shall be known as the "Federated Premier Intermediate Municipal Income Fund" and the Trustees shall conduct the business of the Trust under that name, or any other name or names as they may from time to time determine.

     1.2 Definitions. As used in this Declaration, the following terms shall have the following meanings:

     "1940 Act" shall mean the Investment Company Act of 1940 and the rules and regulations thereunder and exemptions granted therefrom, all as adopted or amended from time to time.

     "Affiliated Person" shall have the meaning given to it in Section 2(a)(3) of the 1940 Act when used with reference to a specified person.

     "Assignment" shall have the meaning given to it in Section 2(a)(4) of the 1940 Act.

     "By-Laws" shall mean the By-Laws of the Trust as amended from time to time by the Trustees.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            "Commission" shall mean the Securities and Exchange Commission.

     "Declaration"   shall  mean  this  Amended  and  Restated   Agreement   and
Declaration of Trust, as amended, supplemented or amended and restated from time to time.

     "DBTA" shall mean the Delaware Statutory Trust Act, 12 Del. C.ss.ss. 3801, et. seq., as amended from time to time.

     "Delaware General Corporation Law" means the Delaware General Corporation Law, 8 Del. C.ss.ss. 100, et. seq., as amended from time to time.

     "Fundamental Policies" shall mean the investment policies and restrictions as set forth from time to time in any Prospectus or contained in any current Registration Statement of the Trust filed with the Commission or as otherwise adopted by the Trustees and the Shareholders in accordance with the requirements of the 1940 Act and designated as fundamental policies therein as they may be amended from time to time in accordance with the requirements of the 1940 Act.

     "Interested Person" shall have the meaning given to it in Section 2(a)(19) of the 1940 Act.

     "Investment Adviser" or "Adviser" shall mean a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

     "Majority Shareholder Vote" shall mean a vote of "a majority of the outstanding voting securities" (as such term is defined in the 1940 Act) of the Trust with each class and series of Shares voting together as a single class, except to the extent otherwise required by the 1940 Act or this Declaration with respect to any one or more classes or series of Shares, in which case the applicable proportion of such classes or series of Shares voting as a separate class or series, as case may be, also will be required.

     "Person" shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Principal Underwriter" shall have the meaning given to it in Section 2(a)(29) of the 1940 Act.

     "Prospectus" shall mean the Prospectus of the Trust, if any, as in effect from time to time under the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Shareholders" shall mean as of any particular time the holders of record of outstanding Shares of the Trust, at such time.

     "Shares" shall mean the transferable units of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares. In addition, Shares also means any preferred shares or preferred units of beneficial interest which may be issued from time to time, as described herein. All references to Shares shall be deemed to be Shares of any or all series or classes as the context may require.

     "Trust" shall mean the Delaware statutory trust established by this Declaration, as amended from time to time.

     "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity.

     "Trustees" shall mean the signatories to this Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office.


                                         ARTICLE II
                                          Trustees

     2.1 Number and Qualification. Prior to a public offering of Shares there may be a sole Trustee. Thereafter, the number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than 3 or more than 25. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. Trustees need not own Shares and may succeed themselves in office.

     2.2 Term and Election. The Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act. The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.4 of this Article, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

     2.3 Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section
2.1 hereof) for cause only, and not without cause, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent (75%) of the Shares then entitled to vote in an election of such Trustee. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee's legal representative shall execute and deliver on such Trustee's behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     2.4 Vacancies. Whenever a vacancy in the Board of Trustees shall occur, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article by a written instrument signed by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by
Section 2.1 hereof; provided, further, that if the Shareholders of any class or series of Shares are entitled separately to elect one or more Trustees, a majority of the remaining Trustees or the sole remaining Trustee elected by that class or series may fill any vacancy among the number of Trustees elected by that class or series. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article made by a written instrument signed by a majority of the Trustees then in office. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

     2.5 Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, or the President or such other persons as may be specified in the By-Laws. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-Laws or by resolution of the Trustees. Notice of any other meeting shall be given to the Trustees before the meeting at the time and in the manner specified in the By-Laws, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been properly called or convened. A quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees or such greater number as may be specified in the By-Laws. Unless provided otherwise in this Declaration and except as required under the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.

     Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of all of the members.

     With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the 1940 Act.

     All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting.

     2.6 Trustee Action by Written Consent. Any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee at which all members of the Board or such committee are present consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

     2.7 Officers. The Trustees shall elect a President, a Secretary and a Treasurer and may elect a Chairman who shall serve at the pleasure of the Trustees or until their successors are elected. The Trustees may elect or appoint or may authorize the Chairman, if any, or President to appoint such other officers or agents with such powers as the Trustees may deem to be advisable. A Chairman shall, and the President, Secretary and Treasurer may, but need not, be a Trustee.


                                        ARTICLE III
                               Powers and Duties of Trustees

     3.1 General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

     3.2 Investments. The Trustees shall have power, subject to the Fundamental Policies in effect from time to time with respect to the Trust to:

     (a) manage, conduct, operate and carry on the business of an investment company;

     (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including but not limited to securities of any type whatsoever, whether equity or non-equity, of any issuer, evidences of indebtedness of any person and any other rights, interests, instruments or property of any sort and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

     3.3 Legal Title. Legal title to all of the Trust Property shall at all times be considered to be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law.

     3.4 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property whether capital or surplus or otherwise.

     3.5 Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

     3.6 Delegation; Committees. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to at least the same extent as such delegation is permitted to directors of corporations formed under the Delaware General Corporation Law and is permitted by the 1940 Act, as well as any further delegations the Trustees may determine to be desirable, expedient or necessary in order to effect the purpose hereof. The Trustees may designate an executive committee which shall have all authority of the entire Board of Trustees except such committee cannot declare dividends except to the extent specifically delegated by the Board of Trustees and cannot authorize removal of a trustee or any merger, consolidation or sale of substantially all of the assets of the Trust.

     3.7 Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     3.8 Expenses. The Trustees shall have power to incur and pay out of the assets or income of the Trust any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration, and the business of the Trust, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

     3.9 By-Laws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-Laws for the conduct of the business of the Trust.

     3.10 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purposes; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including without limitation any advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; (i) notwithstanding the Fundamental
Policies of the Trust, convert the Trust to a master- feeder structure; provided, however, the Trust obtains the approval of shareholders holding at least a majority of the Trust's Shares present at a meeting of Shareholders at which a quorum is present and (j) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

     3.11 Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Neither the Trust nor the Trustees shall be required to obtain any court order to deal with any of the Trust Property or take any other action hereunder.


                                         ARTICLE IV
                                     Service Contracts

     4.1 Advisory and Management Arrangements. Subject to such requirements and restrictions as may be set forth in the By-Laws and/or the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any corporation, trust, association or other organization, including any Affiliated Person; and any such contract may contain such other terms as the Board of Trustees may determine, including without limitation, authority for the Investment Adviser or administrator to determine from time to time without prior consultation with the Board of Trustees what securities and other instruments or property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust's or a particular Series' investments, or such other activities as may specifically be delegated to such party.

     4.2 Distribution Arrangements. Subject to compliance with the 1940 Act, the Board of Trustees may retain underwriters and/or placement agents to sell Trust Shares. The Board of Trustees may in its discretion from time to time enter into one or more contracts, providing for the sale of the Shares of the Trust, whereby the Trust may either agree to sell such Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Board of Trustees may in its discretion determine, not inconsistent with the provisions of this Article IV or the By-Laws; and such contract may also provide for the repurchase or sale of Shares of the Trust by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with persons who are not registered securities dealers to further the purposes of the distribution or repurchase of the Shares of the Trust.

     4.3 Other Arrangements. The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust, as the Board of Trustees determines to be in the best interests of the Trust, including appointing it or them to act as the custodian, transfer agent, dividend disbursing agent, fund accountant, and/or shareholder servicing agent for the Trust or one or more of the series or classes of its Shares.

      4.4  Parties to Contracts.  The fact that:

     (i) any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, Principal Underwriter, distributor, or Affiliated Person or agent of or for any corporation, trust, association, or other organization, or for any parent or Affiliated Person of any organization with which an Adviser's, management or administration contract, or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, fund accounting, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or Affiliated Person thereof, is a Shareholder or has an interest in the Trust, or that

     (ii) any corporation, trust, association or other organization with which an Adviser's, management or administration contract or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, fund accounting, shareholder servicing or other type of service contract may have been or may hereafter be made also has an Adviser's, management or administration contract, or Principal Underwriter's or distributor's contract, or custodian, transfer, dividend disbursing, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided that the establishment of and performance under each such contract is permissible under the provisions of the 1940 Act.


                                         ARTICLE V
                        Limitations of Liability and Indemnification

     5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. As provided in the DBTA, Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     The Trustees may provide that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice that a Certificate of Trust in respect of the Trust is on file with the Secretary of State of the State of Delaware and may recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers, and not individually, and that the obligations of any instrument made or issued by the Trustees or by any officer or officers of the Trust are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust The omission of any statement to such effect from such instrument shall not operate to bind any Trustee or Trustees or officer or officers or Shareholder or Shareholders individually.

     5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of
(i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

     (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

     5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

     5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     5.6 Insurance. To the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person's capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article.

     5.7. Derivative Actions. Subject to the requirements set forth in Section 3816 of the DBTA, a Shareholder or Shareholders may bring a derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such action is excused. A demand on the Board of Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.


                                         ARTICLE VI
                               Shares of Beneficial Interest

     6.1 Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into an unlimited number of transferable shares of beneficial interest, par value $.01 per share. All Shares issued in accordance with the terms hereof, including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable when the consideration determined by the Trustees (if any) therefor shall have been received by the Trust.

     6.2 Other Securities. The Trustees may, subject to the Fundamental Policies and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

     6.3 Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, as provided in the last sentence of Section 3.8, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified in this Section 6.3, in Section 11.4 or as specified by the Trustees when creating the Shares, as in preferred shares).

     6.4 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     6.5 Issuance of Shares. The Trustees, in their discretion, may from time to time without vote of the Shareholders issue Shares including preferred shares that may have been established pursuant to Section 6.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or l/l,000ths of a Share or multiples thereof as the Trustees may determine.

     6.6 Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each class or series of Shares. Each such register shall be conclusive as to who are the holders of the Shares of the applicable class or series of Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the register for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees therefor and rules and regulations as to their use.

     6.7 Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agents and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

     6.8 Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

     6.9 Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the applicable register of the Trust.


                                        ARTICLE VII
                                         Custodians

     7.1 Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, meeting the qualifications for custodians for portfolio securities of investment companies contained in the 1940 Act, as custodian with respect to the assets of the Trust. Any custodian shall have authority as agent of the Trust with respect to which it is acting as determined by the custodian agreement or agreements, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust and the 1940 Act:

     (1) to hold the securities owned by the Trust and deliver the same upon written order;

     (2) to receive any receipt for any moneys due to the Trust and deposit the same in its own banking department (if a bank) or elsewhere as the Trustees may direct;

     (3) to disburse such funds upon orders or vouchers;

     (4) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and

     (5) if authorized to do so by the Trustees, to compute the net income or net asset value of the Trust;

     all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

     The Trustees may also authorize each custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in the 1940 Act.

     7.2 Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.


                                        ARTICLE VIII
                                         Redemption

     8.1 Redemptions. The Shares of the Trust are not redeemable by the holders.

     8.2 Disclosure of Holding. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code, the 1940 Act or other applicable laws or regulations, or to comply with the requirements of any other taxing or regulatory authority.


                                         ARTICLE IX
               Determination of Net Asset Value, Net Income and Distributions

     9.1 Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine, in accordance with the 1940 Act. The method of determination of net asset value shall be determined by the Trustees and shall be as set forth in the Prospectus or as may otherwise be determined by the Trustees. The power and duty to make the net asset value calculations may be delegated by the Trustees and shall be as generally set forth in the Prospectus or as may otherwise be determined by the Trustees.

     9.2 Distributions to Shareholders. (a) The Trustees shall from time to time distribute ratably among the Shareholders of any class of Shares, or any series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper or as may otherwise be determined in accordance with this Declaration. Any such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof) or Shares of any class or series or any combination thereof, and the Trustees may distribute ratably among the Shareholders of any class of shares or series of any such class, in accordance with the number of outstanding full and fractional Shares of such class or any series of such class, additional Shares of any class or series in such manner, at such times, and on such terms as the Trustees may deem proper or as may otherwise be determined in accordance with this Declaration.

     (b) Distributions pursuant to this Section 9.2 may be among the Shareholders of record of the applicable class or series of Shares at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine and specify.

     (c) The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they otherwise may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business.

     (d) Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes. 9.3 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this
Article IX, the Trustees may prescribe, in their absolute discretion except as may be required by the 1940 Act, such other bases and times for determining the per share asset value of the Trust's Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable for any reason, including to enable the Trust to comply with any provision of the 1940 Act, or any securities exchange or association registered under the Securities Exchange Act of 1934, or any order of exemption issued by the Commission, all as in effect now or hereafter amended or modified.

     9.4. Dividend Reinvestment Plan. The Trustees may establish a dividend reinvestment plan for any class or series of Shares providing for the automatic reinvestment of cash dividends on the Shares of such class or series in additional shares of such class or series or of another class or series of Shares. Unless otherwise determined by the Trustees, all dividends on Shares of any class or series for which such a dividend reinvestment plan has been established shall automatically be reinvested under such plan unless the holder of such shares shall affirmatively elect, in such manner as specified by the Trust, not to participate in the dividend reinvestment plan.


                                         ARTICLE X
                                        Shareholders

     10.1 Meetings of Shareholders. The Trust shall hold annual meetings of the Shareholders (provided that the Trust's initial annual meeting of Shareholders may occur up to one year after the completion of its initial fiscal year). A special meeting of Shareholders may be called at any time by a majority of the Trustees or the President and shall be called by any Trustee for any proper purpose upon written request of Shareholders of the Trust holding in the aggregate not less than 51% of the outstanding Shares of the Trust or class or series of Shares having voting rights on the matter, such request specifying the purpose or purposes for which such meeting is to be called. Any shareholder meeting, including a Special Meeting, shall be held within or without the State of Delaware on such day and at such time as the Board of Trustees shall designate.

     10.2 Voting. Shareholders shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, this Declaration or resolution of the Trustees. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of Shares shall require approval by the required vote of all the affected classes and series of Shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of Shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of Shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders of a particular class or series of Shares shall not be entitled to vote on any matter that affects only one or more other classes or series of Shares. There shall be no cumulative voting in the election or removal of Trustees.

     10.3 Notice of Meeting. Notice of all meetings of Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees to each Shareholder of record entitled to vote thereat at the time and in the manner specified in the By-Laws. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 180 days after the record date.

     10.4 Quorum and Required Vote. (a) Except where a higher quorum is required by applicable law, the By-Laws or this Declaration, the holders of one third (33-1/3%) of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the Shareholders for purposes of conducting business on such matter. The absence from any meeting, in person or by proxy, of a quorum of Shareholders for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, a quorum of Shareholders in respect of such other matters.

     (b) Subject to any provision of applicable law or stock exchange rules, this Declaration or a resolution of the Trustees specifying a greater or a lesser vote requirement for the transaction of any item of business at any meeting of Shareholders, (i) in all matters other than the election of Trustees, the affirmative vote of a majority of votes cast by the Shareholders entitled to vote on the subject matter at a meeting at which a quorum is present shall be the act of the Shareholders entitled to vote with respect to such matter, and
(ii) in an election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote at a meeting at which a quorum is present, up to the number of Trustees to be elected at such meeting, shall be elected.

     10.5 Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by properly executed proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers or employees of the Trust. No proxy shall be valid after the expiration of 11 months from the date thereof, unless otherwise provided in the proxy. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

     10.6 Reports. The Trustees shall cause to be prepared at least annually and more frequently to the extent and in the form required by law, regulation or any exchange on which Trust Shares are listed a report of operations containing a balance sheet and statement of income and undistributed income of the Trust prepared in conformity with generally accepted accounting principles and an opinion of an independent public accountant on such financial statements. Copies of such reports shall be mailed to all Shareholders of record within the time required by the 1940 Act, and in any event within a reasonable period preceding the meeting of Shareholders. The Trustees shall, in addition, furnish to the Shareholders at least semi-annually to the extent required by law, interim reports containing an unaudited balance sheet of the Trust as of the end of such period and an unaudited statement of income and surplus for the period from the beginning of the current fiscal year to the end of such period.

     10.7 Shareholder Action by Written Consent. Any action which may be taken at any meeting of Shareholders may be taken without a meeting and without prior notice if a consent or consents in writing setting forth the action so taken is signed by the holders of Shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Shares entitled to vote on that action were present and voted. All such consents shall be filed with the secretary of the Trust and shall be maintained in the Trust's records. Any Shareholder giving a written consent or the Shareholder's proxy-holders or a transferee of the Shares or a personal representative of the Shareholder or its respective proxy-holder may revoke the consent by a writing received by the secretary of the Trust before written consents of the number of Shares required to authorize the proposed action have been filed with the secretary.

     If the consents of all Shareholders entitled to vote have not been solicited in writing and if the unanimous written consent of all such Shareholders shall not have been received, the secretary shall give prompt notice of the action taken without a meeting to such Shareholders. This notice shall be given in the manner specified in the By-Laws.

     10.8 Record Dates. For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than 120 days nor less than 10 days before the date of any such meeting.

      If the Board of Trustees does not so fix a record date:

     (a) The record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day before the notice is given or, if notice is waived, at the close of business on the business day which is five (5) business days before the day on which the meeting is held.

     (b) The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action.

     For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Nothing in this Section shall be construed as precluding the Board of Trustees from setting different record dates for different Series or classes.

     10.9 Additional Provisions. The By-Laws may include further provisions for Shareholders' votes, meetings and related matters.


                                         ARTICLE XI
                  Duration; Termination of Trust; Amendment; Mergers, Etc.

     11.1 Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall have perpetual existence.

     11.2 Termination. (a) The Trust may be dissolved, after a majority of the Trustees have approved a resolution therefor, upon approval by not less than 75% of the Shares of each class or series outstanding and entitled to vote, voting as separate classes or series, unless such resolution has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Upon the dissolution of the Trust:

     (i) The Trust shall carry on no business except for the purpose of winding up its affairs.

     (ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, merge where the Trust is not the survivor, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part in cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, merger in which the Trust is not the survivor, transfer or other disposition of all or substantially all the Trust Property of the Trust shall require approval of the principal terms of the transaction and the nature and amount of the consideration by Shareholders with the same vote as required to open-end the Trust.

     (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

     (b) After the winding up and termination of the Trust and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease.

     11.3 Amendment Procedure.  (a) Except as provided in subsection (b) of this
Section 11.3, this Declaration may be amended, after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than a majority of the affected Shares. The Trustees also may amend this Declaration without any vote of Shareholders of any class of series to divide the Shares of the Trust into one or more classes or additional classes, or one or more series of any such class or classes, to change the name of the Trust or any class or series of Shares, to make any change that does not adversely affect the relative rights or preferences of any Shareholder, as they may deem necessary, or to conform this Declaration to the requirements of the 1940 Act or any other applicable federal laws or regulations including pursuant to Section 6.2 or the requirements of the regulated investment company provisions of the Code, but the Trustees shall not be liable for failing to do so.

     (b) No  amendment  may be made to Section 2.1,  Section  2.2,  Section 2.3,
Section 3.9,  Section 5.1,  Section 5.2,  Section  11.2(a),  this Section  11.3,
Section 11.4, Section 11.6 or Section 11.7 of this Declaration and no amendment may be made to this Declaration which would change any rights with respect to any Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto (except that this provision shall not limit the ability of the Trustees to authorize, and to cause the Trust to issue, other securities pursuant to
Section 6.2), except after a majority of the Trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than 75% of the Shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

     (c) An amendment duly adopted by the requisite vote of the Board of Trustees and, if required, the Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification in recordable form signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, the Shareholders as aforesaid, or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust or at such other time designated by the Board.

     Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act, covering the first public offering of Shares of the Trust shall have become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     11.4  Merger,  Consolidation  and Sale of  Assets.  Except as  provided  in
Section 11.7, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two- thirds of the Trustees and approved by a Majority Shareholder Vote and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.

     11.5 Subsidiaries. Without approval by Shareholders, the Trustees may cause to be organized or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer all or a portion of the Trust Property to any such corporation, trust, limited liability company, association or organization in exchange for the shares or securities thereof, or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, limited liability company, partnership, association or organization, or any corporation, partnership, trust, limited liability company, association or organization in which the Trust holds or is about to acquire shares or any other interests.

     11.6 Conversion. Notwithstanding any other provisions of this Declaration or the By-Laws of the Trust, a favorable vote of a majority of the Trustees then in office followed by the favorable vote of the holders of not less than 75% of the Shares of each affected class or series outstanding, voting as separate classes or series, shall be required to approve, adopt or authorize an amendment to this Declaration that makes the Shares a "redeemable security" as that term is defined in the 1940 Act, unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Upon the adoption of a proposal to convert the Trust from a "closed-end company" to an "open-end company" as those terms are defined by the 1940 Act and the necessary amendments to this Declaration to permit such a conversion of the Trust's outstanding Shares entitled to vote, the Trust shall, upon complying with any requirements of the 1940 Act and state law, become an "open-end" investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Trust and any national securities exchange.

     11.7 Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Trustees then in office followed by the affirmative vote of the holders of not less than 75% of the Shares of each affected class or series outstanding, voting as separate classes or series, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

     (b) The term "Principal Shareholder" shall mean any corporation, Person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding Shares of any class or series and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, Person or other entity beneficially owns directly,
(a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, Person or entity with which it or its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

      (c)  This Section shall apply to the following transactions:

     (i) The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder.

     (ii) The issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan).

     (iii) The sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.)

     (iv) The sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     (d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if 80% of the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, in which case no shareholder vote shall be required by this Section, or (ii) any such transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

     (e) The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust whether (i) a corporation, person or entity beneficially owns 5% or more of the outstanding Shares of any class or series, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.


                                        ARTICLE XII
                                       Miscellaneous

     12.1 Filing. (a) This Declaration and any amendment or supplement hereto shall be filed in such places as may be required or as the Trustees deem appropriate. Each amendment or supplement shall be accompanied by a certificate signed and acknowledged by a Trustee stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Trust's minute book, be conclusive evidence of all amendments contained therein. A restated Declaration, containing the original Declaration and all amendments and supplements theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon insertion in the Trust's minute book, be conclusive evidence of all amendments and supplements contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments and supplements thereto.

     (b) The Trustees hereby authorize and direct a Certificate of Trust, in the form attached hereto as Exhibit A, to be executed and filed with the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Statutory Trust Act.

     12.2 Resident Agent. The Trust shall maintain a resident agent in the State of Delaware, which agent shall be Delaware GCL Services LLC, #3 S. American Avenue, Dover, Delaware 19901. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the State.

     12.3 Governing Law. This Declaration is executed by the Trustees and delivered in the State of Delaware and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to laws of said State and reference shall be specifically made to the Delaware General Corporation Law as to the construction of matters not specifically covered herein or as to which an ambiguity exists, although such law shall not be viewed as limiting the powers otherwise granted to the Trustees hereunder and any ambiguity shall be viewed in favor of such powers.

     12.4 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     12.5 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the name of the Trust, (c) the due authorization of the execution of any instrument or writing,
(d) the form of any vote passed at a meeting of Trustees or Shareholders, (e) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration,
(f) the form of any By Laws adopted by or the identity of any officers elected by the Trustees, or (g) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

     12.6 Provisions in Conflict with Law or Regulation. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

                                                  Exhibit (b) (i) under Form N-2



                                    AMENDED AND RESTATED
                                          BY-LAWS

                                             of

                    FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                 A Delaware Statutory Trust

                               Dated as of December 16, 2002


                                        INTRODUCTION


     A. Agreement and Declaration of Trust. These by-laws shall be subject to the Agreement and Declaration of Trust, as from time to time in effect (the "Declaration of Trust"), of Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust (the "Trust"). In the event of any inconsistency between the terms hereof and the terms of the Declaration of Trust, the terms of the Declaration of Trust shall control.

     B. Definitions. Capitalized terms used herein and not herein defined are used as defined in the Declaration of Trust.


                                         ARTICLE I
                                          OFFICES

     Section 1. PRINCIPAL OFFICES. The Trustees shall fix and, from time to time, may change the location of the principal executive office of the Trust at any place within or outside the State of Delaware.

     Section 2. DELAWARE OFFICE. The Trustees shall establish a registered office in the State of Delaware and shall appoint a registered agent for service of process in the State of Delaware.

     Section 3. OTHER OFFICES. The Board may at any time establish branch or subordinate offices at any place or places where the Trust intends to do business.


                                         ARTICLE II
                                  MEETINGS OF SHAREHOLDERS

     Section 1. PLACE OF MEETINGS. Meetings of shareholders shall be held at any place within or outside the State of Delaware designated by the Board. In the absence of any such designation by the Board, shareholders' meetings shall be held at the principal executive office of the Trust. For purposes of these By-Laws, the term "shareholder" shall mean a record owner of shares of the Trust.

     Section 2. CALL OF MEETING. Meetings of the shareholders shall be called as provided in Section 10.1 of the Declaration.

     Section 3. NOTICE OF SHAREHOLDERS' MEETING. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 4 of this Article II not less than seven (7) nor more than one hundred twenty (120) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. The notice of any meeting at which trustees are to be elected also shall include the name of any nominee or nominees who at the time of the notice are intended to be presented for election. Except with respect to adjournments as provided herein, no business shall be transacted at such meeting other than that specified in the notice.

     Section 4. MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of shareholders shall be given either personally or by first-class mail, courier, telegraphic, facsimile or electronic mail, or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the Trust or its transfer agent or given by the shareholder to the Trust for the purpose of notice. If no such address appears on the Trust's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail, courier, telegraphic, facsimile or electronic mail, or other written communication to the Trust's principal executive office. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail or with a courier, or sent by telegram, facsimile, electronic mail or other means of written communication.

     If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the Trust is returned to the Trust marked to indicate that the notice to the shareholder cannot be delivered at that address, all future notices or reports shall be deemed to have been duly given without further mailing, or substantial equivalent thereof, if such notices shall be available to the shareholder on written demand of the shareholder at the principal executive office of the Trust for a period of one year from the date of the giving of the notice.

     An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the secretary, assistant secretary, transfer agent, or solicitation agent of the Trust giving the notice and shall be filed and maintained in the records of the Trust. Such affidavit shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     Section 5. ADJOURNED MEETING; NOTICE. Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the meeting) by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairman of the meeting. Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at a shareholders' meeting prior to adjournment.

     When any shareholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred eighty (180) days from the record date set for the original meeting, in which case the Board shall set a new record date. If notice of any such adjourned meeting is required pursuant to the preceding sentence, it shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 3 and 4 of this Article II. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

     Section 6. VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of the Declaration of Trust and these By-Laws, as in effect at such time. The shareholders' vote may be by voice vote or by ballot; provided, however, that any election of trustees must be by ballot if demanded by any shareholder before the voting has begun. Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

     Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at a shareholders' meeting. Abstentions and broker non-votes will be treated as votes present at a shareholders' meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote "against" on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.

     Section 7. QUORUM. Except when a larger quorum is required by applicable law, the Declaration of Trust or these By-Laws, thirty-three and one-third percent (33-1/3%) of the shares outstanding and entitled to vote present in person or represented by proxy at a shareholders' meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the outstanding shares of each such series or class entitled to vote present in person or represented by proxy at a shareholders' meeting shall constitute a quorum of such series or class.

     Section 8. WAIVER OF NOTICE BY CONSENT OF ABSENT SHAREHOLDERS. The transactions of a meeting of shareholders, however called and noticed and wherever held, shall be valid as though transacted at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy. Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting with respect to that person, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that such attendance is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the beginning of the meeting. Whenever notice of a meeting is required to be given to a shareholder under the Declaration of Trust or these By-Laws, a written waiver thereof, executed before or after the meeting by such shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

     Section 9. PROXIES. Every shareholder entitled to vote for trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder and filed with the secretary of the Trust; provided, that an alternative to the execution of a written proxy may be permitted as provided in the second paragraph of this
Section 9. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the shareholder's execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the shareholder is received by the Trust before the proxy's vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven
(11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

     With respect to any shareholders' meeting, the Board may act to permit the Trust to accept proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the shareholder's authorization is received within eleven (11) months before the meeting. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger.

     Section 10. INSPECTORS OF ELECTION. Before any meeting of shareholders, the Board may appoint any person other than nominees for office to act as inspector of election at the meeting or its adjournment. If no inspector of election is so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint an inspector of election at the meeting. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint a person to fill the vacancy.

      The inspector shall:

     (a) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies;

     (b) receive votes, ballots or consents;

     (c) hear and determine all challenges and questions in any way arising in connection with the right to vote;

     (d) count and tabulate all votes or consents;

     (e) determine when the polls shall close;

     (f) determine the result of voting or consents; and

     (g) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.


                                        ARTICLE III
                                          TRUSTEES

     Section 1. VACANCIES. Vacancies in the Board may be filled by a majority of the remaining trustees, though less than a quorum, or by a sole remaining trustee, unless the Board calls a meeting of shareholders for the purpose of filling such vacancies. In the event that all Trustee offices become vacant, an authorized officer of the Investment Adviser shall serve as the sole remaining Trustee effective upon the vacancy in the office of the last Trustee, subject to the provisions of the 1940 Act. In such case, the Investment Adviser, as the sole remaining Trustee, shall, as soon as practicable, fill all of the vacancies on the Board; provided, however, that the percentage of Trustees who are not Interested Persons of the Trust shall be no less than that permitted by the 1940 Act. Thereupon, the Investment Adviser shall resign as Trustee and a meeting of the Shareholders shall be called, as required by the 1940 Act, for the election of Trustees.

     Section 2. PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. All meetings of the Board may be held at any place within or outside the State of Delaware that has been designated from time to time by the Board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the Trust. Subject to any applicable requirements of the 1940 Act, any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all trustees participating in the meeting can hear one another, and all such trustees shall be deemed to be present in person at such meeting for purposes of the DBTA and, to the extent permitted, the 1940 Act.

     Section 3. REGULAR MEETINGS. Regular meetings of the Board shall be held without call at such time as shall from time to time be fixed by the Board. Such regular meetings may be held without notice.

     Section 4. SPECIAL MEETINGS. Special meetings of the Board for any purpose or purposes may be called at any time by the chairman of the Board, the president, any vice president, the secretary or any trustee.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each trustee or sent by first-class mail, courier or telegram, charges prepaid, or by facsimile or electronic mail, addressed to each trustee at that trustee's address as it is shown on the records of the Trust. In case the notice is mailed, it shall be deposited in the United States mail at least seven (7) days before the time of the holding of the meeting. In case the notice is delivered personally, by telephone, by courier, to the telegraph company, or by express mail, facsimile, electronic mail or similar service, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the trustee or to a person at the office of the trustee who the person giving the notice has reason to believe will promptly communicate it to the trustee. The notice need not specify the purpose of the meeting or the place if the meeting is to be held at the principal executive office of the Trust.

     Section 5. ACTION WITHOUT A MEETING. Unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person, any action to be taken by the Trustees at a meeting may be taken without such meeting by the written consent of a majority of the Trustees then in office. Any such written consent may be executed and given by telecopy or similar electronic means. Such written consents shall be filed with the minutes of the proceedings of the Trustees. If any action is so taken by the Trustees by the written consent of less than all of the Trustees, prompt notice of the taking of such action shall be furnished to each Trustee who did not execute such written consent, provided that the effectiveness of such action shall not be impaired by any delay or failure to furnish such notice.

     Section 6. QUORUM. A majority of the authorized number of Trustees shall constitute a quorum for the transaction of business, except to adjourn as provided in Sections 8 and 9 of this Article III. Every act or decision done or made by a majority of the Trustees present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board, subject to the provisions of the Declaration of Trust. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Trustees if any action taken is approved by at least a majority of the required quorum for that meeting.

     Section 7. WAIVER OF NOTICE. Notice of any meeting need not be given to any Trustee who either before or after the meeting signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes. The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents, and approvals shall be filed with the records of the Trust or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any Trustee who attends the meeting without protesting before or at its commencement about the lack of notice to that Trustee.

     Section 8. ADJOURNMENT. A majority of the Trustees present, whether or not constituting a quorum, may adjourn any matter at any meeting to another time and place.

     Section 9. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than seven (7) days, in which case notice of the time and place shall be given before the time of the recommencement of an adjourned meeting to the Trustees who were present at the time of the adjournment.

     Section 10. FEES AND COMPENSATION OF TRUSTEES. Trustees and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board. This Section 10 shall not be construed to preclude any trustee from serving the Trust in any other capacity as an officer, agent, employee, or otherwise and receiving compensation for those services.


                                         ARTICLE IV
                                         COMMITTEES

     Section 1. COMMITTEES OF TRUSTEES. The Board may, by resolution adopted by a majority of the authorized number of Trustees, designate one or more committees as set forth in the Declaration of Trust, to serve at the pleasure of the Board. The Board may designate one or more Trustees or other persons as alternate members of any committee who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board, shall have the authority of the Board, except with respect to:

     (a) the approval of any action which under the Declaration of Trust or applicable law also requires shareholders' approval or requires approval by a majority of the entire Board or certain members of the Board;

     (b) the filling of vacancies on the Board or on any committee. However, a committee may nominate trustees and, if required by the 1940 Act, elect trustees who are not "interested persons" as defined in the 1940 Act;

     (c) the fixing of compensation of the trustees for serving on the Board or on any committee;

     (d) the amendment or repeal of the Declaration of Trust or of these By-Laws or the adoption of a new Declaration of Trust or new By-Laws; or

     (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable.

     Section 2. MEETINGS AND ACTION OF COMMITTEES. Meetings and action of any committee shall be governed by and held and taken in accordance with the provisions of the Declaration of Trust and Article III of these By-Laws, with such changes in the context thereof as are necessary to substitute the committee and its members for the Board and its members, except that the time of regular meetings of any committee may be determined either by the Board or by the committee. Special meetings of any committee may also be called by resolution of the Board, and notice of special meetings of any committee shall also be given to all alternate members who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these By-Laws.


                                         ARTICLE V
                                          OFFICERS

     Section 1. OFFICERS. The officers of the Trust shall be a president, a secretary, and a treasurer. The Trust may also have, at the discretion of the Board, one or more vice chairmen, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any number of offices may be held by the same person. Any officer may be, but need not be, a Trustee or Shareholder.

     Section 2. ELECTION OF OFFICERS. The officers of the Trust shall be chosen by the Board, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     Section 3. SUBORDINATE OFFICERS. The Board may appoint and may empower the president to appoint such other officers as the business of the Trust may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these By-Laws or as the Board may from time to time determine.

     Section 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board at any regular or special meeting of the Board, or by an officer upon whom such power of removal may be conferred by the Board.

     Any officer may resign at any time by giving written notice to the Trust. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in such notice. Unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the officer is a party.

     Section 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or other cause shall be filled in the manner prescribed in these By-Laws for regular appointment to that office.

     Section 6. CHAIRMAN OF THE BOARD. The chairman of the Board shall, if present, preside at meetings of the Board and the shareholders and exercise and perform such other powers and duties as may be from time to time assigned to the chairman by the Board or prescribed by these By-Laws. In the absence, resignation, disability or death of the president, the chairman shall exercise all the powers and perform all the duties of the president until his or her return, such disability shall be removed or a new president shall have been elected.

     Section 7. VICE CHAIRMAN. Any vice chairman shall perform such duties as may be assigned to him from time to time by the Board.

     Section 8. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board to the chairman of the Board, the president shall be the principal operating and executive officer of the Trust and shall, subject to the control of the Board, have general supervision, direction and control of the business and the officers of the Trust. In the absence of the chairman of the Board, the president or his designee shall preside at all meetings of the shareholders and at all meetings of the Board. The president shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board or these By-Laws.

     Section 9. VICE PRESIDENTS. In the absence or disability of the president and the chairman of the Board, the executive vice presidents or vice presidents, if any, in order of their rank as fixed by the Board or if not ranked, a vice president designated by the Board, shall perform all the duties of the president and when so acting shall have all powers of, and be subject to all the restrictions upon, the president. The executive vice president or vice presidents, whichever the case may be, shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these By-Laws, the president or the chairman of the Board.

     Section 10. SECRETARY. The secretary shall keep or cause to be kept at the principal executive office of the Trust or such other place as the Board may direct a book of minutes of all meetings and actions of trustees, committees of trustees and shareholders with the time and place of holding, whether regular or special, and if special, how authorized, the notice given, the names of those present at trustees' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings.

     The secretary shall cause to be kept at the principal executive office of the Trust or at the office of the Trust's administrator, transfer agent or registrar, as determined by resolution of the Board, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number, series and classes of shares held by each, the number and date of certificates, if any, issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give or cause to be given notice of all meetings of the shareholders and of the Board required by these By-Laws or by applicable law to be given and shall have such other powers and perform such other duties as may be prescribed by the Board or by these By-Laws.

     Section 11. TREASURER. The treasurer shall be the principal financial officer of the Trust and shall keep and maintain or cause to be kept and maintained adequate and correct books and records of accounts of the properties and business transactions of the Trust, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any trustee.

     The treasurer shall deposit all monies and other valuables in the name and to the credit of the Trust with such depositories as may be designated by the Board. The treasurer shall disburse the funds of the Trust as may be ordered by the Board, shall render to the president and trustees, whenever they request it, an account of all of the treasurer's transactions as principal financial officer and of the financial condition of the Trust and shall have other powers and perform such other duties as may be prescribed by the Board or these By-Laws.


                                         ARTICLE VI
                                    RECORDS AND REPORTS

     Section 1. MAINTENANCE AND INSPECTION OF SHARE REGISTER. The Trust shall keep at its offices or at the office of its transfer or other duly authorized agent, records of its Shareholders, that provide the names and addresses of all Shareholders and the number, series and classes, if any, of Shares held by each Shareholder. Such records may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

     Section 2. MAINTENANCE AND INSPECTION OF DECLARATION OF TRUST AND BY-LAWS. The Trust shall keep at its offices the original or a copy of the Declaration of Trust and these By-Laws, as amended or restated from time to time, where they may be inspected during the Trust's regular business hours by any Shareholder, or its duly authorized representative, upon reasonable written demand to the Trust, for any purpose reasonably related to such Shareholder's interest as a Shareholder.

     Section 3. MAINTENANCE AND INSPECTION OF OTHER RECORDS. The accounting books and records and minutes of proceedings of the Shareholders, the Board, any committee of the Board or any advisory committee shall be kept at such place or places designated by the Board or, in the absence of such designation, at the offices of the Trust. The minutes and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

     If information is requested by a Shareholder, the Board, or, in case the Board does not act, the president, any vice president or the secretary, shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing such information and documents. Costs of providing such information and documents shall be borne by the requesting Shareholder. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining unreasonable requests (in whole or in part) for information or documents.

     The Board, or, in case the Board does not act, the president, any vice president or the secretary, may keep confidential from Shareholders for such period of time as the Board or such officer, as applicable, deems reasonable any information that the Board or such officer, as applicable, reasonably believes to be in the nature of trade secrets or other information that the Board or such officer, as the case may be, in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

     Section 4. INSPECTION BY TRUSTEES. Every Trustee shall have the absolute right during the Trust's regular business hours to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.


                                        ARTICLE VII
                                         DIVIDENDS

     Section 1. DECLARATION OF DIVIDENDS. Dividends upon the shares of beneficial interest of the Trust may, subject to the provisions of the Declaration of Trust, if any, be declared by the Board at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of the Trust.

     Section 2. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Trust available for dividends such sum or sums as the Board may, from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Trust, or for such other purpose as the Board shall deem to be in the best interests of the Trust, and the Board may abolish any such reserve in the manner in which it was created.


                                        ARTICLE VIII
                                      GENERAL MATTERS

     Section 1. CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Trust shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by the Board or as may be contracted to service providers.

     Section 2. CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The Board, except as otherwise provided in these By-Laws, may authorize any officer or officers or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Trust and this authority may be general or confined to specific instances; and unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the Trust by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     Section 3. CERTIFICATES FOR SHARES. No certificates for shares of beneficial interest in any series shall be issued except as the Board of Trustees may otherwise determine from time to time. Should the Board of Trustees authorize the issuance of such certificates, a certificate or certificates for shares of beneficial interest in any series of the Trust may be issued to a shareholder upon the shareholder's request when such shares are fully paid. All certificates shall be signed in the name of the Trust by the chairman of the Board or the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the series and class of shares owned by the shareholders. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Trust with the same effect as if such person were an officer, transfer agent or registrar at the date of issue. Notwithstanding the foregoing, the Trust may adopt and use a system of issuance, recordation and transfer of its shares by electronic or other means.

     Section  4. LOST  CERTIFICATES.  Except as  provided  in  Section 3 or this
Section 4, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the Trust and cancelled at the same time. The Board may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the Board may require, including a provision for indemnification of the Trust secured by a bond or other adequate security sufficient to protect the Trust against any claim that may be made against it, including any expense or liability on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

     Section 5. REPRESENTATION OF SHARES OF OTHER ENTITIES HELD BY TRUST. The chairman of the Board, the president or any vice president or any other person authorized by resolution of the Board or by any of the foregoing designated officers, is authorized to vote or represent on behalf of the Trust any and all shares of any corporation, partnership, trust, or other entity, foreign or domestic, standing in the name of the Trust. The authority granted may be exercised in person or by a proxy duly executed by such designated person.

     Section 6. TRANSFER OF SHARES. Shares of the Trust shall be transferable only on the record books of the Trust by the person in whose name such shares are registered, or by his or her duly authorized attorney or representative. In all cases of transfer by an attorney-in-fact, the original power of attorney, or an official copy thereof duly certified, shall be deposited and remain with the Trust, its transfer agent or other duly authorized agent. In case of transfers by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be presented to the Trust, transfer agent or other duly authorized agent, and may be required to be deposited and remain with the Trust, its transfer agent or other duly authorized agent. No transfer shall be made unless and until the certificate issued to the transferor, if any, shall be delivered to the Trust, its transfer agent or other duly authorized agent, properly endorsed.

     Section 7. HOLDERS OF RECORD. The Trust shall be entitled to treat the holder of record of any share or shares of the Trust as the owner thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Trust shall have express or other notice thereof.

     Section 8. FISCAL YEAR. The fiscal year of the Trust shall be established, re-established or changed from time to time by resolution of the Board. The fiscal year of the Trust shall be the taxable year of the Trust.


                                         ARTICLE IX
                                         AMENDMENTS

     Section 1. AMENDMENT. These By-Laws may be restated and/or amended at any time, without the approval of the shareholders, by an instrument in writing signed by, or a resolution of, a majority of the then Board.



                                                      Exhibit (e) under Form N-2



                    FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                   TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

     Registered holders ("Common Shareholders") of common shares of beneficial interest (the "Common Shares") of Federated Premier Intermediate Municipal Income Fund (the "Trust") will automatically be enrolled (the "Participants") in its Dividend Reinvestment Plan (the "Plan") and are advised as follows:

     1. THE PLAN AGENT. EquiServe Trust Company, N.A. (the "Agent") will act as Agent for each Participant. The Agent will open an account for each Participant under the Plan in the same name in which his or her outstanding Common Shares are registered.

     2. CASH OPTION. The Trust will declare its income dividends and capital gains distributions ("Distributions") payable in Common Shares, or, at the option of Common Shareholders, in cash. Therefore, each Participant will have all Distributions on his or her Common Shares automatically reinvested in additional Common Shares, unless such Participant elects to receive such Distributions in cash by contacting the Agent.

     3. MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated processing fees (which include any applicable brokerage commissions the Agent is required to pay), the Agent shall receive newly issued Common Shares ("Additional Common Shares"), including fractions, from the Trust for each Participant's account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

     4. MARKET DISCOUNT PURCHASES. If the net asset value per Common Share exceeds the market price plus estimated processing fees (which include any applicable brokerage commissions the Agent is required to pay) on the payment date for a Distribution, the Agent shall endeavor to apply the amount of such Distribution on each Participant's Common Shares to purchase Common Shares on the open market. Such purchases will be made on or shortly after the payment date for such Distribution but in no event will purchases be made on or after the ex-dividend date for the next Distribution. The weighted average price plus estimated processing fees (which include any applicable brokerage commissions the Agent is required to pay) of all Common Shares purchased by the Agent as Agent shall be the price per Common Share allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated processing fees (which include any applicable brokerage commissions the Agent is required to pay) exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Trust. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases (when should EquiServe begin issuing shares: the instant we are notified of a market premium or at the close of business later that day if a market premium environment persists?) in the open market and may invest the uninvested portion of the Distribution in newly issued Common Shares received by the Trust at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. Participants should note that they will not be able to instruct the Agent to purchase Common Shares at a specific time,a specific price, or through a specific broker-dealer. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

     5. VALUATION. The market price of Common Shares on a particular date shall be the last sales price on the securities exchange (the "Exchange") where the Common Shares are listed on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations on such Exchange on such date will be used. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Trust in accordance with the Trust's current prospectus.

     6. SAFEKEEPING. In order to protect against loss, theft or destruction, Participants may deposit Common Shares registered in their own names and held in certificate form into their Plan accounts. Certificates, along with a letter of instruction, should be sent to the Agent by registered mail, insured for 2% of their market value. Participants should not endorse their certificates. There are no fees for this service.

     7. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

     8. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Each Participant's uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Shares within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants' funds.

     9. RECORDKEEPING. The Agent may hold each Participant's Common Shares acquired pursuant to the Plan together with the Common Shares of other Common Shareholders of the Trust acquired pursuant to the Plan in non-certificated form in the Agent's name or that of the Agent's nominee. Distributions on fractional shares will be credited to each Participant's account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant's request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Shares. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Trust, no certificates for a fractional share will be issued. Participants may request a certificate by calling the Agent at 1-800-730-6001, writing to the Agent at EquiServe Trust Company, N.A., P.O. Box 43010, Providence RI 02940-3010, or completing and returning the transaction form attached to each Plan statement. The Agent will issue certificates as soon as possible but in no event more than 5 business days after receipt of a Participant's request. Similarly, Participants may request to sell a portion of the Common Shares held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Shares through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less any service and processing fees (which include applicable brokerage commissions the Agent is required to pay). Participants should note that the Agent is unable to accept instructions to sell on a specific date, a specific price, or through a specific broker-dealer. Any share dividends or split shares distributed by the Trust on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Trust makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.

     10. PROXY MATERIALS. The Agent will forward to each Participant any proxy solicitation material. The Agent will vote any Common Shares held for a Participant first in accordance with the instructions set forth on proxies returned by such Participant to the Trust, and then with respect to any proxies not returned by such Participant to the Trust, in the same proportion as the Agent votes the proxies returned by the Participants to the Trust.

     11. BROKERS, NOMINEE HOLDERS, ETC. In the case of shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

     12. FEES. The Agent's service fee for handling Distributions will be paid by the Trust. Each Participant will be charged his or her pro rata share of processing fees (which include applicable brokerage commissions the Agent is required to pay) on all open-market purchases. If a Participant elects to have the Agent sell part or all of his or her Common Shares and remit the proceeds, such Participant will subject to a $15.00 service fee and a $0.12 per share sold processing fee (which include applicable brokerage commissions the Agent is required to pay). The Participant will not be charged any other fees for this service.

     13. TERMINATION IN THE PLAN. Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at at EquiServe Trust Company, N.A., P.O. Box 43010, Providence RI 02940-3010, by calling the Agent at 1-800-730-6001 or by completing and returning the transaction form attached to each Plan statement. Such termination will be effective with respect to a particular Distribution if the Participant's notice is received by the Agent at least ten days prior to such Distribution record date. The Plan may be terminated by the Agent or the Trust upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her without charge. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by calling the Agent at 1-800-730-6001.

     14. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Trust at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Trust.

     15. APPLICABLE LAW. These terms and conditions shall be governed by the laws of DELAWARE.


                                                      Exhibit (g) under Form N-2

                              INVESTMENT MANAGEMENT AGREEMENT


     This Agreement is made this 1st day of December,  2002,  between  Federated
Investment  Management  Company,  a    Delaware statutory trust
having its principal place of business in Pittsburgh, Pennsylvania (the "Adviser"), and Federated Premier Municipal Income Fund, aNULL Delaware
statutory trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

     WHEREAS the Trust is a closed-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, and is registered as such with the Securities and Exchange Commission; and

     WHEREAS Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trust hereby appoints Adviser as its investment adviser, and Adviser accepts the appointment. Subject to the direction of the Trustees, Adviser shall provide investment research and supervision of the investments of the Trust and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Trust's assets.

     2. Adviser, in its supervision of the investments of the Trust, will be guided by the Trust's investment objective and policies and the provisions and restrictions contained in the Declaration of Trust<<org_form>> and By-Laws of the Trust and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission.

     3. The Trust shall pay or cause to be paid all of its expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of Trustees and officers of the Trust; fees for investment advisory services and administrative personnel and services; expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any amendments thereto; expenses of registering and qualifying the Trust and Shares of the Trust under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) to shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase and repurchase of Shares; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust. The Trust also will pay extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

     4. The Trust shall pay to Adviser, for all services rendered to the Trust by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The net asset value of the Trust's Shares as used herein will be calculated to the nearest 1/10th of one cent.

     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of the Trust) to the extent that the Trust's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.

     7. This Agreement shall begin as of the date of execution of the exhibit and shall continue in effect for two years from the date of this Agreement set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if:
(a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation.

     8. Notwithstanding any provision in this Agreement, it may be terminated at any time with respect to the Trust, without the payment of any penalty, by the Trustees or by a vote of the shareholders of the Trust on sixty (60) days' written notice to Adviser.

     9. This Agreement may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Agreement.

     10. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of Adviser, Adviser shall not be liable to the Trust or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

     11. This Agreement may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Trustees of the Trust) cast in person at a meeting called for that purpose.

     12. The Trust is hereby expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of the Adviser and agrees that the obligations assumed by the Adviser pursuant to this Agreement shall be limited in any case to the Adviser and its assets and, except to the extent expressly permitted by the Investment Company Act of 1940, as amended, the Trust shall not seek satisfaction of any such obligation from the shareholders of the Adviser, the Trustees, officers, employees, or agents of the Adviser, or any of them.

     13. Adviser agrees to maintain the security and confidentiality of nonpublic personal information (NPI") of Trust customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248. Adviser agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specific law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Trust, in each instance in furtherance of fulfilling Adviser's obligations under this Agreement and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.

     14. The parties hereto acknowledge that Federated Investors, Inc., has reserved the right to grant the non-exclusive use of the name Federated Premier Municipal Income Fund or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name Federated Premier Municipal Income Fund. The name Federated Premier Municipal Income Fund will continue to be used by the Trust so long as such use is mutually agreeable to Federated Investors, Inc. and the Trust.

     15. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     16. This Agreement will become binding on the parties hereto upon their execution of the attached exhibits to this Agreement.


                                         EXHIBIT A
                                           to the
                              Investment Management Agreement

                          Federated Premier Municipal Income Fund

     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.55% of the average daily value of managed assets of the Trust. Managed assets means the total assets of the Trust (including assets atributable to any preferred shares or borrowings that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

     The portion of the fee based upon the average daily managed assets of the Fund shall be accrued daily at the rate of 1/365th of 0.55 of 1% applied to the daily managed assets of the Fund.

      The advisory fee so accrued shall be paid to Adviser daily.

     The Adviser will waive its investment advisory fees in the the amounts, and for the time periods, set forth below:

              Twelve Month                  Percentage Waived
              Period Ending                 (as a percentage of
                                          Average Daily Managed
            Month, Day, Year*                  Assets)

            December 31, 2003                   0.20%
            December 31, 2004                   0.20%
            December 31, 2005                   0.20%
            December 31, 2006                   0.20%
            December 31, 2007                   0.20%
            December 31, 2008                   0.15%
            December 31, 2009                   0.10%
            December 31, 2010                   0.05%

*From the commencement of operations

      Witness the due execution hereof this 1st day of December, 2002.

                                    Federated Premier Municipal Income Fund


                                    By:  /s/ John W. McGonigle
                                    Name:  John W. McGonigle
                                    Title:  Executive Vice President


                                    Federated Investment Management Company


                                    By:  /s/ Keith M. Schappert
                                    Name:  Keith M. Schappert
                                    Title:  President & CEO


                           LIMITED POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, dated as of December 1, 2002, that Federated Premier Municipal Income Fund, a statutory trust duly organized under the laws of the State of Delaware (the "Trust"), does hereby nominate, constitute and appoint Federated Investment Management Company, a business trust duly organized under the laws of the State of Delaware (the "Adviser"), to act hereunder as the true and lawful agent and attorney-in-fact of the Trust, for the specific purpose of executing and delivering all such agreements, instruments, contracts, assignments, bond powers, stock powers, transfer instructions, receipts, waivers, consents and other documents, and performing all such acts, as the Adviser may deem necessary or reasonably desirable, related to the acquisition, disposition and/or reinvestment of the funds and assets of the Trust in accordance with Adviser's supervision of the investment, sale and reinvestment of the funds and assets of the Trust pursuant to the authority granted to the Adviser as investment adviser of each Fund under that certain investment advisory contract dated December 1, 2002 by and between the Adviser and the Trust (such investment advisory contract, as may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Investment Management Agreement").

     The Adviser shall exercise or omit to exercise the powers and authorities granted herein in each case as the Adviser in its sole and absolute discretion deems desirable or appropriate under existing circumstances. The Trust hereby ratifies and confirms as good and effectual, at law or in equity, all that the Adviser, and its officers and employees, may do by virtue hereof. However, despite the above provisions, nothing herein shall be construed as imposing a duty on the Adviser to act or assume responsibility for any matters referred to above or other matters even though the Adviser may have power or authority hereunder to do so. Nothing in this Limited Power of Attorney shall be construed
(i) to be an amendment or modification of, or supplement to, the Investment Management Agreement, (ii) to amend, modify, limit or denigrate any duties, obligations or liabilities of the Adviser under the terms of the Investment Management Agreement or (iii) exonerate, relieve or release the Adviser from any losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Adviser (x) under the terms of the Investment Management Agreement or (y) at law, or in equity, for the performance of its duties as the investment adviser of the Trust.

     The Trust hereby agrees to indemnify and save harmless the Adviser and its trustees, officers and employees (each of the foregoing an "Indemnified Party" and collectively the "Indemnified Parties") against and from any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against an Indemnified Party, other than as a consequence of gross negligence or willful misconduct on the part of an Indemnified Party, arising out of or in connection with this Limited Power of Attorney or any other agreement, instrument or document executed in connection with the exercise of the authority granted to the Adviser herein to act on behalf of the Trust, including without limitation the reasonable costs, expenses and disbursements in connection with defending such Indemnified Party against any claim or liability related to the exercise or performance of any of the Adviser's powers or duties under this Limited Power of Attorney or any of the other agreements, instruments or documents executed in connection with the exercise of the authority granted to the Adviser herein to act on behalf of the Trust, or the taking of any action under or in connection with any of the foregoing. The obligations of the Trust under this paragraph shall survive the termination of this Limited Power of Attorney with respect to actions taken by the Adviser on behalf of the Trust during the term of this Limited Power of Attorney.

     Any person, partnership, corporation or other legal entity dealing with the Adviser in its capacity as attorney-in-fact hereunder for the Trust is hereby expressly put on notice that the Adviser is acting solely in the capacity as an agent of the Trust and that any such person, partnership, corporation or other legal entity must look solely to the Trust in question for enforcement of any claim against the Trust, as the Adviser assumes no personal liability whatsoever for obligations of the Trust entered into by the Adviser in its capacity as attorney-in-fact for the Trust.

     Each person, partnership, corporation or other legal entity which deals with the Trust through the Adviser in its capacity as agent and attorney-in-fact of the Trust, is hereby expressly put on notice (i) that all persons or entities dealing with the Trust must look solely to the assets of the Trust for enforcement of any claim against the Trust, as the Trustees, officers and/or agents of such Trust, the shareholders of the various classes of shares of the Trust assume no personal liability whatsoever for obligations entered into on behalf of the Trust.

     Liability for or recourse under or upon any undertaking of the Adviser pursuant to the power or authority granted to the Adviser under this Limited Power of Attorney under any rule of law, statute or constitution or by the enforcement of any assessment or penalty or by legal or equitable proceedings or otherwise shall be limited only to the assets of the Trust.

     The Trust hereby agrees that no person, partnership, corporation or other legal entity dealing with the Adviser shall be bound to inquire into the Adviser's power and authority hereunder and any such person, partnership, corporation or other legal entity shall be fully protected in relying on such power or authority unless such person, partnership, corporation or other legal entity has received prior written notice from the Trust that this Limited Power of Attorney has been revoked. This Limited Power of Attorney shall be revoked and terminated automatically upon the cancellation or termination of the Investment Management Agreement between the Trust and the Adviser. Except as provided in the immediately preceding sentence, the powers and authorities herein granted may be revoked or terminated by the Trust at any time provided that no such revocation or termination shall be effective until the Adviser has received actual notice of such revocation or termination in writing from the Trust.

     This Limited Power of Attorney constitutes the entire agreement between the Trust and the Adviser, may be changed only by a writing signed by both of them, and shall bind and benefit their respective successors and assigns; provided, however, the Adviser shall have no power or authority hereunder to appoint a successor or substitute attorney in fact for the Trust.

     This Limited Power of Attorney shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflicts of laws. If any provision hereof, or any power or authority conferred upon the Adviser herein, would be invalid or unexercisable under applicable law, then such provision, power or authority shall be deemed modified to the extent necessary to render it valid or exercisable while most nearly preserving its original intent, and no provision hereof, or power or authority conferred upon the Adviser herein, shall be affected by the invalidity or the non-exercisability of another provision hereof, or of another power or authority conferred herein.

     This Limited Power of Attorney may be executed in as many identical counterparts as may be convenient and by the different parties hereto on separate counterparts. This Limited Power of Attorney shall become binding on the Trust when the Trust shall have executed at least one counterpart and the Adviser shall have accepted its appointment by executing this Limited Power of Attorney. Immediately after the execution of a counterpart original of this Limited Power of Attorney and solely for the convenience of the parties hereto, the Trust and the Adviser will execute sufficient counterparts so that the Adviser shall have a counterpart executed by it and the Trust, and the Trust shall have a counterpart executed by the Trust and the Adviser. Each counterpart shall be deemed an original and all such taken together shall constitute but one and the same instrument, and it shall not be necessary in making proof of this Limited Power of Attorney to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the Trust has caused this Limited Power of Attorney to be executed by its duly authorized officer as of the date first written above.

                                       Federated Premier Municipal Income Fund


                                       By:   /s/ John W. McGonigle
                                       Name:  John W. McGonigle
                                       Title:  Executive Vice President






Accepted and agreed to this
December 1, 2002

Federated Investment Management Company


By:   /s/ Keith M. Schappert
Name:  Keith M. Schappert
Title:  President & CEO


                                                      Exhibit (h) under Form N-2

                            MASTER AGREEMENT AMONG UNDERWRITERS


                             April 15, 1985

Merrill Lynch & Co
MERRILL LYNCH PIERCE FENNER
 & SMITH INCORPORATED
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, N. Y. 10281-1305

Dear Sirs:

     We understand that from time to time you may act as Representative or as one of the Representatives of the several underwriters of offerings of securities of various issuers. This Agreement shall apply to any offering of securities in which we elect to act as an underwriter after receipt of an invitation from you which shall identify the issuer, contain information regarding certain terms of the securities to be offered and specify the amount of our proposed participation and the names of other Representatives, if any, and that our participation as an underwriter in the offering shall be subject to the provisions of this Agreement. Your invitation will include instructions for our acceptance of such invitation. At or prior to the time of an offering, you will advise us, to the extent applicable, as to the expected offering date, the expected closing date, the initial offering price, the interest or dividend rate (or the method by which such rate is to be determined), the conversion price, the underwriting discount, the management fee, the selling concession and the reallowance, except that if the offering price of the securities is to be determined as contemplated by Rule 430A under the Securities Act of 1933 (such procedure being hereinafter referred to as "430A Pricing"), you shall so advise us and shall specify the maximum underwriting discount, management fee and selling concession. Such information may be conveyed by you in one or more communications (such communications received by us with respect to the offering are hereinafter collectively referred to as the "Invitation"). If the Purchase Agreement (as hereinafter defined) provides for the granting of an option to purchase additional securities to cover over-allotments or otherwise (an "over-allotment option"), you will notify us, in the Invitation, of such option and of our maximum obligation upon exercise of such option. This Agreement, as amended or supplemented by the Invitation, shall become effective with respect to our participation in an offering of securities if you receive our oral or written acceptance and you do not receive a written communication revoking our acceptance prior to the time and date specified in the Invitation (our unrevoked acceptance after expiration of such time and date being hereinafter referred to as our "Acceptance"). Our Acceptance will constitute our confirmation that, except as otherwise stated, in such Acceptance, each statement included in the Master Underwriters' Questionnaire set forth as Exhibit A hereto (or otherwise furnished to us) is correct. The issuer of the securities in any offering of securities made pursuant to this Agreement is hereinafter referred to as the "Issuer". If the Purchase Agreement does not provide for an over-allotment option, the securities to be purchased are hereinafter referred to as the "Securities"; if the Purchase Agreement provides for an over-allotment option, the securities the Underwriters (as hereinafter defined) are initially obligated to purchase pursuant to the Purchase Agreement are hereinafter called the "Initial Securities" and any additional securities which may be purchased upon exercise of the over-allotment option are hereinafter called the "Option Securities", with the Initial Securities and all or any part of the Option Securities being hereinafter collectively referred to as the "Securities". Any underwriters of Securities under this Agreement, including the Representatives (as hereinafter defined), are hereinafter collectively referred to as the "Underwriters". All references herein to "you" or to the "Representatives" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other firms, if any, which are named as Representatives in the Invitation. The Securities to be offered may, but need not, be registered for a delayed or continuous offering pursuant to Rule 415 under the Securities Act of 1933 (the "1933 Act"). The following provisions of this Agreement shall apply separately to each individual offering of Securities. This Agreement may be supplemented or amended by you by written notice to us and, except for supplements or amendments set forth in an Invitation relating to a particular offering of Securities, any such supplement or amendment to this Agreement shall be effective with respect to any offering of Securities to which this Agreement applies after this Agreement is so amended or supplemented. Section 1. Purchase Agreement: Authority of Representatives. We authorize you to execute and deliver a purchase agreement and any amendment or supplement thereto and any associated Terms Agreement or other similar agreement (collectively, the "Purchase Agreement") on our behalf with the Issuer and/or any selling securityholder with respect to the Securities in such form as you determine. We will be bound by all terms of the Purchase Agreement as executed. We understand that changes may be made in those who are to be Underwriters, and in the amount of Securities to be purchased by them, but the amount of Securities to be purchased by us in accordance with the terms of this Agreement, including the maximum amount of Option Securities, if any, which we may become obligated to purchase by reason of the exercise of any over-allotment option provided in the Purchase Agreement, shall not be changed without our consent except as provided in the Purchase Agreement. As Representatives of the Underwriters, you are authorized to take such action as you deem necessary or advisable to carry out this Agreement, the Purchase Agreement and the purchase and sale of the Securities, and to agree to any waiver or modification of any provision of the Purchase Agreement. To the extent applicable, you are also authorized to determine (i) the amount of Option Securities, if any, to be purchased by the Underwriters pursuant to any over-allotment option and (ii) with respect to offerings using 430A Pricing, the initial offering price and the price at which the Securities are to be purchased in accordance with the
Purchase Agreement. It is understood and agreed that Merrill Lynch, Pierce, Fenner & Smith Incorporated may act on behalf of all Representatives. It is understood that, if so specified in the Invitation, arrangements may be made for the sale of Securities by the Issuer pursuant to delayed delivery contracts (hereinafter referred to as "Delayed Delivery Contracts"). References herein to delayed delivery and Delayed Delivery Contracts apply only to offerings to which delayed delivery is applicable. The term "underwriting obligation", as used in this Agreement with respect to any Underwriter shall refer to the amount of Securities, including any Option Securities (plus such additional Securities as may be required by the Purchase Agreement in the event of a default by one or more of the Underwriters) which such Underwriter is obligated to purchase pursuant to the provisions of the Purchase Agreement, without regard to any reduction in such obligation as a result of Delayed Delivery Contracts which may be entered into by the Issuer. If the Securities consist in whole or in part of debt obligations maturing serially, the serial Securities being purchased by each Underwriter pursuant to the Purchase Agreement will consist, subject to adjustment as provided in the Purchase Agreement, of serial Securities of each maturity in a principal amount which bears the same proportion to the aggregate principal amount of the serial Securities of such maturity to be purchased by all the Underwriters as the respective principal amount of serial Securities set forth opposite such Underwriter's name in the Purchase Agreement bears to the aggregate principal amount of the serial Securities to be purchased by all the Underwriters. Section. 2 Registration Statement and Prospectus: Offering Circular. In the case of an Invitation regarding an offer of Securities registered under the 1933 Act (a "Registered Offering"), you will furnish to us to the extent made available to you by the Issuer copies of any registration statement or registration statements relating to the Securities which may be filed with the Securities and Exchange Commission (the "Commission") pursuant to the 1933 Act and each amendment thereto (excluding exhibits but including any documents incorporated by reference therein). Such registration statement(s) as amended, and the prospectus(es) relating to the sale of Securities by the Issuer constituting a part thereof, including all documents incorporated therein by reference as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), the 1933 Act or otherwise are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement to the Prospectus filed with the Commission pursuant to Rule 424 under the 1933 Act with respect to an offering of Securities (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering of Securities to which it relates. With respect to Securities for which no Registration Statement is filed with the Commission, you will furnish to us, to the extent made available to you by the Issuer, copies of any private placement memorandum, offering circular or other offering materials to be used in connection with the offering of the Securities and of each amendment thereto (the "Offering Circular"). Section 3. Offering. The sale of the securities to the public shall commence as soon as you deem advisable. We will not sell any Securities until they are released by you for that purpose. When notified by you that the Securities are released for sale, we will offer in conformity with the terms of the offering set forth in the Prospectus or Offering Circular, such of the Securities to be purchased by us as are not reserved for the account for sale to Selected Dealers and others pursuant to Section 5. After the initial offering, the offering price and the concession and discount therefrom may be changed by you by notice to the Underwriters, and we agree to be bound by any such change. If, in accordance with the terms of offering set forth in the Prospectus or Offering Circular, the offering of the Securities is not at a fixed price but at varying prices set by individual Underwriters based on market prices or at negotiated prices, the provisions above relating to your right to change the offering price and concession and discount to dealers shall not apply, and other references to this Section and elsewhere in this Agreement to the offering price or Selected Dealers' concession shall be deemed to mean the prices and concessions determined by you from time to time in your discretion. Unless otherwise permitted in the invitation, we will not sell any Securities to any account over which we have discretionary authority. We will also comply with any other restrictions which may be set forth in the Invitation. The initial public advertisement, if any, with respect to the Securities shall appear on such date, and shall include the names of such of the Underwriters as you may determine. Section 4. Delayed Delivery Arrangements. We authorize you to act on our behalf in making all arrangements for the solicitation of offers to purchase Securities from the Issuer pursuant to Delayed Delivery Contracts, and we agree that all such arrangements will be made only through you (directly or through Underwriters or Selected Dealers). You may allow to Selected Dealers in respect to such Securities a commission equal to the concession allowed to Selected Dealers pursuant to Section 5. The obligations of the Underwriters shall be reduced in the aggregate by the principal amount of Securities covered by Delayed Delivery Contracts made by the Issuer, the obligation of each Underwriter to be reduced by the principal amount of such Securities, if any, allocated by you to such Underwriter. Your determination of the allocation of Securities covered by Delayed Delivery Contracts among the several Underwriters shall be final and conclusive, and we agree to be bound by any notice delivered by you to the Issuer setting forth the amount of the reduction in our obligation as a result of Delayed Delivery Contracts. Upon receiving payment from the Issuer of the fee for arranging Delayed Delivery Contracts, you will credit our account with the portion of such fee applicable to the Securities covered by Delayed Delivery Contracts allocated to us. You will charge our account with any commission allocated to Selected Dealers in respect of Securities covered by Delayed Delivery Contracts allocated to us. Section 5. Offering to Selected Dealers and Others: Management of Offering. We authorize you for our account, to reserve for sale and sell to dealers ("Selected Dealers"), among whom any of the Underwriters may be included, such amount of Securities to be purchased by us as you shall determine. Reservations for sales to Selected Dealers for our account need not be in proportion to our underwriting obligation, but sales of Securities reserved for our account of sale to Selected Dealers shall be made as nearly as practicable in the ratio which the amount of Securities reserved for our account bears to the aggregate amount of Securities reserved for the account of all Underwriters, as calculated from day to day. Sales to Selected Dealers may be made under the Merrill Lynch, Pierce, Fenner & Smith Incorporated Standard Dealer Agreement, or otherwise. The price to Selected Dealers initially shall be the offering price less a concession not in excess of the Selected Dealers concession set forth in the Invitation. Selected Dealers shall be actually engaged in the investment banking or securities business and shall be either (i) members in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), or (ii) dealers with their principal place of business located outside the United States, its territories and its possessions and not registered under the 1934 Act who agree to make no sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein or (iii) banks that are not eligible for membership in the NASD. Each Selected Dealer shall agree to comply with the provisions of Section 24 of Article III of the Rules of Fair Practice of the NASD, and each foreign Selected Dealer or bank who is not a member of the NASD also shall agree to comply with the NASD, with the provisions of Sections 8 and 36 of Article III of such Rules of Fair Practice, and to comply with Section 25 of Article III thereof as that Section applies to a non-member foreign dealer or bank. With your consent, the Underwriters may allow, and Selected Dealers may reallow, a discount on sales to any dealer who meets the above NASD requirements in an amount not in excess of the amount set forth in the Invitation. Upon your request, we will advise you of the identity of any dealer to whom we allow such a discount and any Underwriter or Selected Dealer from whom we receive such a discount. We also authorize you, for our account, to reserve for sale and to sell Securities to be purchased by us at the offering price to others, including institutions and retail purchasers. Except for such sales which are designated by a purchaser to be for the account of a particular Underwriter, such reservations and sales shall be made as nearly as practicable in proportion to our underwriting obligation, unless you agree to a smaller proportion at our request. At or before the time the Securities are released for sale, you shall notify us of the amount of Securities which have not been reserved for our account for sale to Selected Dealers and others and which is to be retained by us for direct sale. We will from time to time, upon your request, report to you in the amount of Securities retained by us for direct sale which remains unsold and, upon your request, deliver to you for our account, or sell to you for the account of one or more of the Underwriters, such amount of unsold Securities as you may designate at the offering price less an amount determined by you not in excess of the concession to Selected Dealers. You may also repurchase Securities from other Underwriters and Selected Dealers, for the account of one or more of the Underwriters, at prices determined by you not in excess of the offering prices less the concession to Selected Dealers. You may from time to time deliver to any Underwriter, for carrying pur4poses or for sale by such Underwriter, any of the Securities then reserved for sale to, but not purchased and paid for by Selected Dealers or others as above provided, but to the extent that Securities are so delivered or sale by such Underwriter, the amount of Securities then reserved for the account of such Underwriter shall be correspondingly reduced. Securities delivered for carrying purposes only shall be delivered to you upon demand. The Underwriters and Selected Dealers may, with your consent, purchase Securities from and sell Securities to each other at the offering price less a concession not in excess of the concession to Selected
Dealers.  Section  6.  Repurchase  of  Securities  Not  Effectively  Placed.  In
recognition of the importance of distributing the Securities to bona fide investors, we agree to repurchase on demand any Securities sold by us, except through you, which are purchased by you in the open market or otherwise during a period terminating as provided in Section 16, at a price equal to the cost of such purchase, including accrued interest, amortization of original issue discount or dividends, commissions and transfer and other taxes, if any, on redelivery. The certificates delivered to us need not be identical certificates delivered to you in respect of the Securities purchased. In lieu of requiring repurchase, you may, in your discretion, sell such Securities for our account at such prices, upon such terms and to such persons, including any of the other Underwriters, as you may determine, charging the amount of any loss and expense, or crediting the amount of any net profit, resulting from such sale, to our account, or you may charge our account with an amount determined by you not in excess of the concession to Selected Dealers. Section 7. Stabilization and Over-Allotment. In order to facilitate the sale of the Securities, we authorize you, in your discretion, to purchase and sell Securities or any other securities of the Issuer or any guarantor of the Securities specified in the Invitation in the open market or otherwise, for long or short account, at such prices as you may determine, and, in arranging for sales to Selected Dealers or others, to over-allot. You may liquidate any long position or cover any short position incurred pursuant to this Section at such prices as you may determine. You shall make such purchases and sales (including over-allotments) for the accounts of the Underwriters as nearly as practicable in proportion to their respective underwriting obligations. It is understood that, in connection with any particular offering of Securities to which this Agreement applies, you may have made purchases of securities of the Issuer or securities of any guarantor of the Securities (or stabilizing purposes prior to the time when we become an Underwriter, and we agree that any such securities so purchased shall be treated as having been purchased for the respective accounts of the Underwriters pursuant to the foregoing authorization. At the close of business on any day our net commitment, either for long or short account, resulting from such purchases or sales (including over-allotments) shall not exceed 20% (or such other amount as may be specified in the Invitation) of our underwriting obligation, except that such percentage may be increased with the approval of a majority in interest of the Underwriters. We will take up at cost on demand any Securities or other securities of the Issuer or any securities of any guarantor of the Securities so sold or over-allotted for our account, including accrued interest, amortization of original issue discount or dividends, and we will pay to you on demand the amount of any losses or expenses incurred for our account pursuant to this Section. In the event of default by any Underwriter in respect of its obligations under this Section, each non-defaulting Underwriter shall assume its share of the obligations of such defaulting Underwriter in the proportion that its underwriting obligation bears to the underwriting obligations of all non-defaulting Underwriters without relieving such defaulting Underwriter of its liability hereunder. If you effect any stabilizing purchase pursuant to this Section, you shall promptly notify us of the date and time of the first stabilizing purchase and the date and time when stabilizing was terminated. You shall prepare and maintain such records as are required to be maintained by you as manager pursuant to Rule 17a-2 under the 1934 Act. Section 8. Open Market Transactions. We represent and agree in connection with the offering of Securities we have complied and will comply with the provisions of Rule 10b-6 under the 1934 Act with regarding to trading in the Securities. For purposes of the foregoing sentence, we agree that, in addition to the Securities, other securities of the Issuer or securities of any guarantor of the Securities or the right or option to purchase or otherwise acquire any securities of the Issuer or any securities of any guarantor of the Securities specified in the Invitation shall be considered securities of the same class and series as the Securities.
Section 9. Payment and Delivery. At or before such time, on such dates and at such places as you may specify in the Invitation, we will deliver to you a certified or official bank check in such funds as are specified in the Invitation, payable to the order of Merrill Lynch, Pierce, Fenner & Smith Incorporated (unless otherwise specified in the Invitation) in an amount equal to, as you direct, either (I) the offering price or prices plus accrued interest, amortization of original issue discount or dividends, if any, set forth in the Prospectus or Offering Circular less the concession to Selected Dealers in respect of the amount of Securities to be purchased by us in accordance with the terms of this Agreement, or (ii) the amount set forth in the Invitation with respect tot he Securities to be purchased by us. We authorize you to make payment for our account of the purchase price for the Securities to be purchased by us against delivery to you of such Securities (which may be in temporary form), and the difference between such purchase price of the Securities and the amount of our funds delivered to you therefor shall be credited to our account. Delivery to us of Securities retained by us for direct sale shall be made by you as soon as practicable after your receipt of the Securities. Upon termination of the provisions of this Agreement as provided in
Section 16, you shall deliver to us any Securities reserved for our account for sale to Selected Dealers and others which remain unsold at that time. You are authorized to make appropriate arrangements for payment for and/or delivery through the facilities of The Depository Trust company or any such other depository or similar facility, the Securities to be purchased by us, or, if we are not a member, settlement may be made through a correspondent that is a member pursuant to our timely instructions to you. Upon receiving payment for Securities sold for our account to Selected Dealers and others, you shall remit to us an amount equal to the amount paid by us to you in respect of such Securities and credit or charge our account with the difference, if any, between such amount and the price at which such Securities were sold. In the event that the Purchase Agreement for an offering provides for the payment of a commission or other compensation to the Underwriters, we authorize you to receive such commission or other compensation for our account. Section 10. Management Compensation. As compensation for your services in the management of the offering, we will pay you an amount equal to the management fee specified in the Invitation in respect of the Securities to be purchased by us pursuant to the Purchase Agreement, and we authorize you to charge our account with such amount. If there is more than one Representative, such compensation shall be divided among the Representatives in such proportions as they may determine. Section 11. Authority to Borrow. We authorize you to advance your own funds for our account, charging current interest rates, or to arrange loans for our account or the account of the Underwriters, as you may deem necessary or advisable for the purchase, carrying, sale and distribution of the Securities. You may execute and deliver any notes or other instruments required in connection therewith and may hold or pledge as security therefor all or any part of the Securities which we or such Underwriters have agreed to purchase. The obligations of the Underwriters under loans arranged on their behalf shall be several in proportion to their respective participations in such loans, and not joint. Any lender is authorized to accept your instructions as to the disposition of the proceeds of any such loans. You shall credit each Underwriter with the proceeds of any loans made for its account. Section 12. Legal Qualifications. You shall inform us, upon request, of the states and other jurisdictions of the United States in which it is believed that the Securities are qualified for sale under, or are exempt from the requirements of, their respective securities laws, but you assume no responsibility with respect to our right to sell Securities in any jurisdiction. You are authorized to file with the Department of State of the State of New York a Further State Notice with respect to the Securities, if necessary. If we propose to offer Securities outside the United States, its territories or its possessions, we will take, at our own expense, such action, if any, as may be necessary to comply with the laws of each foreign jurisdiction in which we propose to offer Securities. Section 13. Membership in National Association of Securities Dealers, Foreign Underwriters and Banks. We understand that you are a member in good standing of the NASD. We confirm that we are actually engaged in the investment banking or securities business and are either
(i) a member in good standing of the NASD or (ii) a dealer with its principal place of business located outside the United States, its territories and its possessions and are not registered under the 1934 Act who hereby agrees to make no sales within the United States, its territories or its possessions or to persons who are nationals thereof or residents therein (except that we may participate in sales to Selected Dealers and others under Section 5 of this Agreement) or (iii) a bank not eligible for membership in the NASD. We hereby agree to comply with Section 24 of Article III of the Rules of Fair Practice of the NASD, and if we are a foreign dealer or bank and not a member of the NASD we also hereby agree to comply with the NASD's interpretation with respect to free-riding and withholding, to comply, as though we were a member of the NASD, with the provisions of Sections 8 and 36 of Article III of such Rules of Fair Practice, and to comply with Section 25 of Article III thereof as that Section applies to a non-member foreign dealer or bank. Section 14. Distribution of Prospectuses; Offering Circulars. We are familiar with Securities Act of 1933 Release No. 4968 and Rule 15c-8 under the 1934 Act, relating to the distribution of preliminary and final prospectuses, and we confirm that we will comply therewith, to the extent applicable, in connection with any sale of Securities. You shall cause to be made available to us, to the extent made available to you by the Issuer, such number of copies of the Prospectus as we may reasonably request for purposes contemplated by the 1933 Act, the 1934 Act and the rules and regulations thereunder. Our Acceptance of an Invitation relating to an offering made pursuant to an Offering Circular shall constitute our agreement that, if requested by you, we will furnish a copy of any amendment to a preliminary or final Offering Circular to each person to whom we shall have furnished a previous preliminary or final Offering Circular. Our Acceptance shall constitute our confirmation that we have delivered and our agreement that we will deliver all preliminary and final Offering Circulars required for compliance with the applicable federal and state laws and the applicable rules and regulations of any regulatory body promulgated thereunder governing the use and distribution of offering circulars by underwriters and any additional instructions contained in the Invitation and, to the extent consistent with such laws, rules and regulations, our Acceptance shall constitute our confirmation that we have delivered and our agreement that we will deliver all preliminary and final Offering Circulars which would be required if the provisions of Rule 15c2-8 (or any successor provision) under the 1934 Act applied to such offering.
Section 15. Net Capital. The incurrence by us of our obligations hereunder and under the Purchase Agreement in connection with the offering of the Securities will not place us in violation of the net capital requirements of rule 15c3-1 under the 1934 Act, or, if we are a financial institution subject to regulation by the Board of Governors of the Federal Reserve System, the Comptroller of the Currency or the Federal Deposit Insurance Corporation, will not place us in violation of the capital requirements of such regulator or any other regulator to which we are subject. Section 16. Termination. With respect to each offering of Securities pursuant to this Agreement, all limitations in this Agreement on the price at which the Securities may be sold, the period of time referred to in
Section 6, the authority granted by the first sentence of Section 7, and the restrictions contained in Section 8 shall terminate at the close of business on the 45th day after commencement of the offering of such Securities. You may terminate any or all of such provisions at any time prior thereto by notice to the Underwriters. All other provisions of this Agreement shall remain operative and in full force and effect with respect to such offering. Section 17. Expenses and Settlement. You may charge our account with any transfer taxes on sales of Securities made for our account and with our proportionate share (based upon our underwriting obligation) of all other expenses incurred by you under this
Agreement or otherwise in connection with the purchase, carrying, sale or distribution of the Securities. With respect to each offering of Securities pursuant to this Agreement, the respective accounts of the Underwriters shall be settled as promptly as practicable after the termination of all the provisions of this Agreement as provided in Section 16, but you may reserve such amounts as you may deem advisable for additional expenses. Your determination of the amount to be paid to or by us shall be conclusive. You may at any time make partial distributions of credit balances or call for payment of debit balances. Any of our funds in your hands may be held with your general funds without accountability for interest. Notwithstanding any settlement, we will remain liable for any taxes on transfers for our account and for our proportionate share (based upon our underwriting obligation) of all expenses and liabilities which may be incurred by or for the accounts of the Underwriters with respect to each offering of Securities pursuant to this Agreement. Section 18. Indemnification. With respect to each offering of Securities pursuant to this Agreement, we will indemnify and hold harmless each other Underwriter and each person, if any, who controls each other Underwriter within the meaning of
Section 15 of the 1933 Act, to the extent that and on the terms upon which we agree to indemnify and hold harmless the Issuer and other specified persons as set forth in the Purchase Agreement. Section 19. Claims Against Underwriters. With respect to each offering of Securities pursuant to this Agreement, if at any time any person other than an Underwriter asserts a claim (including any commenced or threatened investigation or proceeding by any governmental agency or body) against one or more of the Underwriters or against you as Representatives of the Underwriters arising out of an alleged untrue statement or omission in the Registration Statement (or any amendments thereto) or in any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or in any preliminary or final Offering Circular, or relating to any transaction contemplated by this Agreement, we authorize you to make such investigation, to retain such counsel for the Underwriters and to take such action in the defense of such claim as you may deem necessary or advisable. You may settle such claim with the approval of a majority in interest of the Underwriters. We will pay our proportionate share (based upon our underwriting obligation) of all expenses incurred by you (including the fees and expenses of counsel for the Underwriters) as incurred, in investigating and defending against such claim and our proportionate share of the aggregate liability incurred by all Underwriters in respect to such claim (after deducting any contribution or indemnification obtained pursuant to the Purchase Agreement, or otherwise, from persons other than Underwriters), whether such liability is the result of a judgment against one or more of the Underwriters or the result of any such settlement. Any Underwriter may retain separate counsel at its own expense. A claim against or liability incurred by a person who controls an Underwriter shall be deemed to have been made against or incurred by such Underwriter. In the event of default by any Underwriter in respect of its obligations under this Section, the non-defaulting Underwriters shall be obligated to pay the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters without relieving such defaulting Underwriter of its liability hereunder. Section 20. Default by Underwriters. Default by any Underwriter in respect of its obligations hereunder or under the Purchase Agreement shall not release us from any of our obligations or in any way affect the liability of such defaulting Underwriter to the other Underwriters for damages resulting from such default. If one or more Underwriters default under the Purchase Agreement, if provided in such Purchase Agreement you may (but shall not be obligated to) arrange for the purchase by others, which may include yourselves or other non-defaulting Underwriters, of all or a portion of the Securities not taken by the defaulting Underwriters. In the event that such arrangements are made, the respective underwriting obligations of the non-defaulting Underwriters and the amounts of the Securities to be purchased by others, if any, shall be taken as the basis for all rights and obligations hereunder; but this shall not in any way affect the liability of any defaulting Underwriter to the other Underwriters for damages resulting from its default, nor shall any such default relieve any other Underwriter of any of its obligations hereunder or under the Purchase Agreement except as herein or therein provided. In addition, in the event of default by one or more Underwriters in respect of their obligations under the Purchase Agreement to purchase the Securities agreed to be purchased by them thereunder and, to the extent that arrangements shall not have been made by you for any person to assume the obligations of such defaulting Underwriter or Underwriters, we agree, if provided in the Purchase Agreement, to assume our proportionate share, based upon our underwriting obligation, of the obligations of each such defaulting Underwriter (subject to the limitations contained in the Purchase Agreement) without relieving such defaulting Underwriter of its liability therefor. In the event of default by one or more Underwriters in respect of their obligations under this Agreement to take up and pay for any securities purchased, or to deliver any securities sold or overallotted, by you for the respective accounts of the Underwriters, or to bear their proportion of expenses or liabilities pursuant to this Agreement, and to the extent that arrangements shall not have been made by you for any persons to assume the obligations of such defaulting Underwriter or Underwriters, we agree to assume our proportionate share, based upon our respective underwriting obligation, of the obligations of each defaulting Underwriter without relieving any such defaulting Underwriter of its liability therefor. Section 21. Legal Responsibility. As representatives of the Underwriters, you shall have no liability to us, except for your lack of good faith and for obligations assumed by you in this Agreement and except that we do not waive any rights that we may have under the 1933 Act or the rules and regulations thereunder. No obligations not expressly assumed by you in this Agreement shall be implied herefrom. Nothing herein contained shall constitute the Underwriters an association, or partners, with you, or with each other, or, except as otherwise provided herein or in the Purchase Agreement, render any Underwriter liable for the obligations of any other Underwriter, and the rights, obligations and liabilities of the Underwriters are several in accordance with their respective underwriting obligations, and not joint. If the Underwriters are deemed to constitute a partnership for federal income tax purposes, we elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1954, as amended, and agree not to take any position inconsistent with such election, and you, as Representatives, are authorized, in your discretion, to execute on behalf of the Underwriters such evidence of such election as may be required by the Internal Revenue Service. Unless we have promptly notified you in writing otherwise, our name as it should appear in the Prospectus or Offering Circular and our address are set forth on the signature pages hereof. Section 22. Notices. Any notice from you shall be deemed to have been duly given if mailed or transmitted to us at our address appearing below. Section 23. Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be performed in said State. Please confirm this Agreement and deliver a copy to us. Very truly yours,

                                    Name of Firm:

                                    By
                                                 Authorized Officer or Partner

                                    Address:





Confirmed as of the date
first above written.

MERRILL LYNCH, PIERCE, FENNER
         & SMITH INCORPORATED

By  /s/ Fred F. Hessinger
    Name:  Fred F. Hessinger




                                                   Exhibit (h)(i) under Form N-2





                    Federated Premier Intermediate Municipal Income Fund
                                (a Delaware statutory trust)


                          [ ] Common Shares of Beneficial Interest
                                 (Par Value $.01 Per Share)


                                 FORM OF PURCHASE AGREEMENT

[ ], 2002

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
North Tower
World Financial Center
New York, New York 10080

Ladies and Gentlemen:

     Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust (the "Fund") and the Fund's investment adviser, Federated Investment Management Company, a Delaware statutory trust (the "Adviser"), each confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch and [Co-Managers] are acting as representative (in such capacity, the "Representative"), with respect to the issue and sale by the Fund and the purchase by the Underwriters, acting severally and not jointly, of the respective number of common shares of beneficial interest, par value $.01 per share, of the Fund ("Common Shares") set forth in said Schedule A, and with respect to the grant by the Fund to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of [ ] additional Common Shares to cover over-allotments, if any. The aforesaid [ ] Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the [ ] Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

     The Fund understands that the Underwriters propose to make a public offering of the Securities as soon as the Representative deem advisable after this Agreement has been executed and delivered.

     The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 333-100605 and No. 811-21235) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and a notification on Form N-8A of registration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act and the 1940 Act (the "Rules and Regulations"). Promptly after execution and delivery of this Agreement, the Fund will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the Rules and Regulations and paragraph (c) or (h) of Rule 497 ("Rule 497") of the Rules and Regulations. The information included in any such prospectus, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective, if applicable, pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, including in each case any statement of additional information incorporated therein by reference, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the statement of additional information incorporated therein by reference, is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

SECTION 1.  Representations and Warranties.

     (a) Representations and Warranties by the Fund and the Adviser. The Fund and the Adviser jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

     (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, or order of suspension or revocation of registration pursuant to
Section 8(e) of the 1940 Act, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund or the Adviser, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

     At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement, the notification on Form N-8A and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the 1933 Act, complied when so filed in all material respects with the Rules and Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Fund has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees thereof.

     (ii) Independent Accountants. The accountants who certified the statement of assets and liabilities included in the Registration Statement are independent public accountants as required by the 1933 Act and the Rules and Regulations.

     (iii) Financial Statements. The statement of assets and liabilities included in the Registration Statement and the Prospectus, together with the related notes, presents fairly the financial position of the Fund at the date indicated; said statement has been prepared in conformity with generally accepted accounting principles ("GAAP").

     (iv) Expense Summary. The information set forth in the Prospectus in the Fee Table has been prepared in accordance with the requirements of Form N-2 and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

     (v) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Fund, other than those in the ordinary course of business, which are material with respect to the Fund, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital stock.

     (vi) Good Standing of the Fund. The Fund has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware and has statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Fund is duly qualified as a foreign statutory trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

(vii) No Subsidiaries.  The Fund has no subsidiaries.

     (viii) Investment Company Status. The Fund is duly registered with the Commission under the 1940 Act as a closed-end diversified management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

     (ix) Officers and Trustees. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations"). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter.

     (x) Capitalization. The authorized, issued and outstanding shares of beneficial interest of the Fund are as set forth in the Prospectus. All issued and outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable, except as provided for in the Fund's declaration of trust, and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any securityholder of the Fund.

     (xi) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Fund have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable, except as provided for in the Fund's declaration of trust. The Common Shares conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Fund.

     (xii) Absence of Defaults and Conflicts. The Fund is not in violation of its declaration of trust or by-laws, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Fund is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Investment Management Agreement, the Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement, the Custodian Contract and the Transfer Agency and Service Agreement referred to in the Registration Statement (as used herein, the "Management Agreement," the "Administration Agreement," the "Custodian Agreement" and the "Transfer Agency and Service Agreement," respectively) and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations hereunder have been duly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the declaration of trust or by-laws of the Fund or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Fund.

     (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Fund or the Adviser, threatened, against or affecting the Fund, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

     (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto by the 1933 Act, the 1940 Act or by the Rules and Regulations which have not been so described and filed as required.

     (xv) Possession of Intellectual Property. The Fund owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by the Fund, and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Fund therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

     (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Fund of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), or state securities laws.

     (xvii) Possession of Licenses and Permits. The Fund possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct the business as contemplated in the Prospectus; the Fund is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Fund has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

     (xviii) Advertisements. Any advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts" and "electronic road show presentations") prepared or approved by the Fund or the Adviser and used in connection with the public offering of the Securities (collectively, "sales material") does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Moreover, all sales material complied and will comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the National Association of Securities Dealers, Inc. ("NASD").

     (xix) Subchapter M. The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code" and the "Code," respectively), and intends to qualify as a regulated investment company under Subchapter M of the Code.

     Distribution of Offering Materials. The Fund has not distributed and, prior to the later to occur of (A) the Closing Time and (B) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, a preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or the 1940 Act or the Rules and Regulations.

     Accounting Controls. The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the Rules and Regulations and the Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the Rules and Regulations;
(C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Absence of Undisclosed Payments. To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

     (xx) Material Agreements. This Agreement, the Management Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement have each been executed and delivered by the Fund, as of the dates noted therein, and each complies with all applicable provisions of the 1940 Act. Assuming due authorization, execution and delivery by the other parties thereto with respect to the Management Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement, each of the Management Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

     (xxi) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Fund under the 1933 Act.

     (xxii) NYSE Listing. The Securities have been duly authorized for listing, upon notice of issuance, on the New York Stock Exchange ("NYSE") and the Fund's registration statement on Form 8-A under the 1934 Act has become effective.

     (b) Representations and Warranties by the Adviser. The Adviser represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof as follows:

     (i) Good Standing of the Adviser. The Adviser has been duly organized and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware with full statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, except as would not, individually or in the aggregate, result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of such Adviser, whether or not arising in the ordinary course of business (an "Adviser Material Adverse Effect").

     (ii) Investment Adviser Status. The Adviser is duly registered and in good standing with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Management Agreement for the Fund as contemplated by the Prospectus.

     (iii) Description of Adviser. The description of the Adviser in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (iv) Capitalization. The Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Management Agreement to which it is a party.

     (v) Authorization of Agreements; Absence of Defaults and Conflicts. This Agreement, the Management Agreement and the Additional Compensation Agreement have each been duly authorized, executed and delivered by the Adviser, and the Management Agreement and the Additional Compensation Agreement each constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and neither the execution and delivery of this Agreement, the Management Agreement or the Additional Compensation
Agreement nor the performance by the Adviser of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which the Adviser is a party or by which it is bound, the agreement and declaration of trust, the by-laws or other organizational documents of the Adviser, or to the Adviser's knowledge, by any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Adviser or its properties or operations; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Adviser of the transactions contemplated by this Agreement, the Management Agreement and the Additional Compensation Agreement, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act or state securities laws.

     (vi) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not occurred any event which should reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its respective obligations under this Agreement and the Management Agreement to which it is a party.

     (vii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser, threatened against or affecting the Adviser or any "affiliated person" of the Adviser (as such term is defined in the 1940 Act) or any partners, trustees, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which would reasonably be expected to result in any Adviser Material Adverse Effect or materially and adversely affect the ability of the Adviser to function as an investment adviser or perform its obligations under the Management Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus.

     (viii) Absence of Violation or Default. The Adviser is not in violation of its agreement and declaration of trust, by-laws or other organizational documents or in default under any agreement, indenture or instrument, except for such violations or defaults that would not result in an Adviser Material Adverse Effect.

     (c) Officer's Certificates. Any certificate signed by any officer of the Fund or the Adviser delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or the Adviser, as the case may be, to each Underwriter as to the matters covered thereby.

SECTION 2.  Sale and Delivery to Underwriters; Closing.

     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [ ] Common Shares in the aggregate at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 45 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representative to the Fund setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number of Option Securities.

     (c)  Payment.   Payment  of  the  purchase   price  for,  and  delivery  of
certificates for, the Initial Securities shall be made at the offices of Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166 or at such other place as shall be agreed upon by the Representative and the Fund, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Fund (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Fund, on each Date of Delivery as specified in the notice from the Representative to the Fund.

     Payment shall be made to the Fund by wire transfer of immediately available funds to a bank account designated by the Fund, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3.  Covenants.

     (a) The Fund and the Adviser, jointly and severally, covenant with each Underwriter as follows:

     (i) Compliance with Securities Regulations and Commission Requests. The Fund, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Fund will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Fund will make reasonable efforts to prevent the issuance of any stop order, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and, if any such stop order or order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

     (ii) Filing of Amendments. The Fund will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

     (iii) Delivery of Registration Statements. The Fund has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (iv) Delivery of Prospectuses. The Fund has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Fund will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

     (v) Continued Compliance with Securities Laws. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Fund, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

     (vi) Blue Sky Qualifications. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Fund will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

     (vii) Rule 158. The Fund will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

     (viii) Use of Proceeds. The Fund will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

     (ix) Listing. The Fund will use its reasonable best efforts to effect the listing of the Securities on the NYSE, subject to notice of issuance, concurrently with the effectiveness of the Registration Statement.

     (x) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Fund will not, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) the Securities to be sold hereunder or (2) Common Shares issued pursuant to any dividend reinvestment plan.

     (xi) Reporting Requirements. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1940 Act and the 1934 Act within the time periods required by the 1940 Act and the Rules and Regulations and the 1934 Act and the rules and regulations of the Commission thereunder, respectively.

     (xii) Subchapter M. The Fund will comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

     (xiii) No Manipulation of Market for Securities. The Fund will not (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and (b) until the Closing Date, or the Date of Delivery, if any, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund .

     (xiv) Rule 462(b) Registration Statement. If the Fund elects to rely upon Rule 462(b), the Fund shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Fund shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

     (b) The Adviser covenants with each Underwriter that for a period of 180 days from the date of the Prospectus, the Adviser will not, without your prior written consent which consent shall not be unreasonably withheld, act as investment adviser to any other closed end registered investment company having an investment objective, policies and restrictions substantially similar to those of the Fund. For this purpose, Federated Premier Intermediate Municipal Income Fund shall not be deemed to be substantially similar to the Fund.

SECTION 4.  Payment of Expenses.

     (a) Expenses. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Fund's counsel, accountants and other advisers, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xi) the printing of any sales material. Also, the Fund shall pay to Merrill Lynch, on behalf of the Underwriters, $.005 per share of the securities purchased pursuant to this agreement as partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay organizational expenses and offering costs (other than sales load) of the Fund that exceed $.03 per Common Share.

     (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a) hereof, the Fund and the Adviser, jointly and severally, agree that they shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.  Conditions of Underwriters' Obligations.

     The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Fund and the Adviser contained in Section 1 hereof or in certificates of any officer of the Fund or the Adviser delivered pursuant to the provisions hereof, to the performance by the Fund and the Adviser of their respective covenants and other obligations hereunder, and to the following further conditions:

     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act, no notice or order pursuant to Section 8(e) of the 1940 Act shall have been issued, and no proceedings with respect to either shall have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

     (b) Opinion of Counsel for Fund and the Adviser. At Closing Time, the Representative shall have received the favorable opinions, dated as of Closing Time, of Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Fund, and Reed Smith LLP, counsel for the Adviser, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

     (c) Opinion of Counsel for Underwriters. At Closing Time, the Representative shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance US LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in clauses (A) (i), (ii), (vi), (vii) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Fund), (viii) through (x), inclusive, (xii),
(xiv) (solely as to the information in the Prospectus under "Description of Shares") and the last paragraph of Exhibit A hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund and certificates of public officials.

     (d) Officers' Certificates. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of the Adviser, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Sections 1(a) and (b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Fund and the Adviser, respectively, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for any such purpose have been instituted or are pending or are contemplated by the Commission.

     (e) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and other information contained in the Registration Statement and the Prospectus.

     (f) Bring-down Comfort Letter. At Closing Time, the Representative shall have received from Ernst & Young LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (g) Approval of Listing. At Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

     (h)  Execution  of  Additional  Compensation  Agreement.  At Closing  Time,
Merrill Lynch shall have received the Additional Compensation Agreement, dated the date of the Closing Time, as executed by the Adviser.

     (i) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (j) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Fund contained herein and the statements in any certificates furnished by the Fund hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative shall have received:

     (i) Officers' Certificates. Certificates, dated such Date of Delivery, of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of the Adviser confirming that the information contained in the certificate delivered by each of them at the Closing Time pursuant to
Section 5(d) hereof remains true and correct as of such Date of Delivery.

     (ii) Opinions of Counsel for the Fund and the Adviser. The favorable opinion of Dickstein Shapiro Morin & Oshinsky LLP, counsel for the Fund, and Reed Smith LLP, counsel for the Adviser, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

     (iii) Opinion of Counsel for the Underwriters. The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

     (iv) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the Representative and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (k) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Adviser in connection with the organization and registration of the Fund under the 1940 Act and the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

     (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representative by notice to the Fund at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 13 shall survive any such termination and remain in full force and effect.

SECTION 6.  Indemnification.

     (a) Indemnification of Underwriters. The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and any director, officer, employee or affiliate thereof as follows:

     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Fund; and

     (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

     provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or the Adviser by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). (b) Indemnification of Fund, Adviser, Trustees and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Fund and the Adviser, their respective trustees, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Adviser by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Indemnification for Marketing Materials. In addition to the foregoing indemnification, the Fund and the Adviser also, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material. The Underwriters shall not use any marketing materials other than those prepared or approved by the Fund.

     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Fund and the Adviser. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7.  Contribution.

     If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Fund and the Adviser on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Fund and the Adviser on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Adviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Fund, the Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Fund and each director of the Adviser, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or the Adviser, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and the Adviser, respectively. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.

     All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Fund or the Adviser submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund or the Adviser, and shall survive delivery of the Securities to the Underwriters.

SECTION 9.  Termination of Agreement.

     (a) Termination; General. The Representative may terminate this Agreement, by notice to the Fund, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or the Adviser, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Shares of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the NYSE or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 13 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters.

     If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Fund to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Fund to sell the relevant Option Securities, as the case may be, either the Representative or the Fund shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative, Merrill Lynch & Co., North Tower, 4 World Financial Center, New York, New York 10080, attention of [Equity Capital Markets]; and notices to the Fund or the Adviser shall be directed, as appropriate, to the office of Federated Investors, Inc., Attention: Lisa E. Peternel, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779; with copies to Dickstein Shapiro Morin & Oshinsky LLP, Attention: Matthew G. Maloney, Esq., 2101 L Street NW, Washington, DC 20037-1526 and to Federated Investors, Inc., Stephen A. Keen, Esq., Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

SECTION 12. Parties.

     This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Fund, the Adviser and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund, the Adviser and their respective successors and the controlling persons and officers and trustees referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, the Adviser and their respective successors, and said controlling persons and officers, trustees and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW AND TIME.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14. Effect of Headings.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund and the Adviser in accordance with its terms.



                           Very truly yours,


                           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


                           By:
                              Name:
                              Title:


                           FEDERATED INVESTMENT MANAGEMENT COMPANY


                           By:
                              Name:
                              Title:



CONFIRMED AND ACCEPTED,
   as of the date first above written:
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED
[other Underwriters]

Merrill Lynch, Pierce, Fenner & Smith
          Incorporated



By:
   Authorized Signatory
For itself and as
Representative of the
other Underwriters named
in Schedule A hereto.





                                                Exhibit (h)(iii) under Form N-2







                             ADDITIONAL COMPENSATION AGREEMENT



     ADDITIONAL COMPENSATION AGREEMENT (the "Agreement"), dated as of [ ], 2002, between Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Federated Investment Management Company ("Federated").

     WHEREAS, Federated Premier Intermediate Municipal Income Fund (including any successor by merger or otherwise, the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and its publicly offered common shares are registered under the Securities Act of 1933, as amended; and

      WHEREAS, Federated is the investment adviser of the Fund;

     WHEREAS, Merrill Lynch is acting as lead underwriter in an offering of the Fund's common shares;

     WHEREAS, Federated desires to provide additional compensation to Merrill Lynch for acting as lead underwriter in an offering of the Fund's common shares; and

     WHEREAS, Federated desires to retain Merrill Lynch to provide after-market support services designed to maintain the visibility of the Fund on an ongoing basis, and Merrill Lynch is willing to render such services;

     NOW, THEREFORE, in consideration of the mutual terms and conditions set forth below, the parties hereto agree as follows:

     1. (a) Federated hereby employs Merrill Lynch, for the period and on the terms and conditions set forth herein, to provide the following services at the reasonable request of Federated:

     (1) to provide after-market support services designed to maintain the visibility of the Fund on an ongoing basis;

     (2) to provide relevant information, studies or reports regarding general trends in the closed-end investment company and asset management industries, if reasonably obtainable, and consult with representatives of Federated in connection therewith; and

     (3) to provide information to and consult with Federated with respect to applicable strategies designed to address market value discounts, if any.

     (b) At the request of Federated, Merrill Lynch shall limit or cease any action or service provided hereunder to the extent and for the time period requested by Federated; provided, however, that pending termination of this Agreement as provided for in Section 5 hereof, any such limitation or cessation shall not relieve Federated of its payment obligations pursuant to Section 2 hereof.

     (c) Merrill Lynch will promptly notify Federated if it learns of any material inaccuracy or misstatement in, or material omission from, any written information, as of the date such information was published, provided by Merrill Lynch to Federated in connection with the performance of services by Merrill Lynch under this Agreement.

     2. Federated shall pay Merrill Lynch a fee computed weekly and payable quarterly in arrears commencing [ ], 2002 at an annualized rate of 0.10% of the Fund's managed assets for a term as described in Section 5 hereof; provided that the total amount of the fee hereunder plus the amount of the expense reimbursement of $.005 per common share payable by the Fund to the underwriters pursuant to the Purchase Agreement dated [ ], 2002, by and among the Fund, Federated and each of the Underwriters named therein (the "Purchase Agreement") shall not exceed 4.5% of the total price (including all Initial Securities and Option Securities as such terms are described in the Purchase Agreement) to the public of the Fund's common shares offered by the prospectus dated [ ], 2002; and provided further, that in determining when this maximum fee amount has been paid, the value of each of the quarterly payments made hereunder shall be discounted at the annual rate of 10% to the closing date of offering. All quarterly fees payable hereunder shall be paid to Merrill Lynch within 15 days following the end of each calendar quarter.

     3. Federated acknowledges that the services of Merrill Lynch provided for hereunder do not include any advice as to the value of securities or regarding the advisability of purchasing or selling any securities for the Fund's portfolio. No provision of this Agreement shall be considered as creating, nor shall any provision create, any obligation on the part of Merrill Lynch, and Merrill Lynch is not hereby agreeing, to: (i) furnish any advice or make any recommendations regarding the purchase or sale of portfolio securities or (ii) render any opinions, valuations or recommendations of any kind or to perform any such similar services in connection with providing the services described in
Section 1 hereof.

     4. Nothing herein shall be construed as prohibiting Merrill Lynch or its affiliates from providing similar or other services to any other clients (including other registered investment companies or other investment managers), so long as Merrill Lynch's services to Federated are not impaired thereby.

     5. The term of this Agreement shall commence upon the date referred to above and shall be in effect so long as Federated acts as the investment manager to the Fund pursuant to the Investment Management Agreement (as such term is defined in the Purchase Agreement) or other subsequent advisory agreement.

     6. Federated will furnish Merrill Lynch with such information as Merrill Lynch believes appropriate to its assignment hereunder (all such information so furnished being the "Information"). Federated recognizes and confirms that Merrill Lynch (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same and (b) does not assume responsibility for the accuracy or completeness of the Information and such other information. To the best of Federated's knowledge, the Information to be furnished by Federated when delivered, will be true and correct in all material respects and will not contain any material misstatement of fact or omit to state any material fact necessary to make the statements contained therein not misleading. Federated will promptly notify Merrill Lynch if it learns of any material inaccuracy or misstatement in, or material omission from, any Information delivered to Merrill Lynch.

     7. It is understood that Merrill Lynch is being engaged hereunder solely to provide the services described above to Federated and that Merrill Lynch is not acting as an agent or fiduciary of, and shall have no duties or liability to the current or future shareholders of the Fund or any other third party in connection with its engagement hereunder, all of which are hereby expressly waived.

     8. Federated agrees that Merrill Lynch shall have no liability to Federated or the Fund for any act or omission to act by Merrill Lynch in the course of its performance under this Agreement, in the absence of gross negligence or willful misconduct on the part of Merrill Lynch. Federated agrees to the indemnification and other agreements set forth in the Indemnification Agreement attached hereto, the provisions of which are incorporated herein by reference and shall survive the termination, expiration or supercession of this Agreement.

     9. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim") shall be governed by and construed in accordance with the laws of the State of New York.

     10. No Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and Federated and Merrill Lynch consent to the jurisdiction of such courts and personal service with respect thereto. Each of Merrill Lynch and Federated waives all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Federated agrees that a final judgment in any proceeding or counterclaim brought in any such court shall be conclusive and binding upon Federated and may be enforced in any other courts to the jurisdiction of which Federated is or may be subject, by suit upon such judgment.

     11. This Agreement may not be assigned by either party without the prior written consent of the other party.

     12. This Agreement (including the attached Indemnification Agreement) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Merrill Lynch and Federated.

     13. All notices required or permitted to be sent under this Agreement shall be sent, if to Federated:


      Federated Investment Management Company
      Federated Investors Tower
      1001 Liberty Avenue
      Pittsburgh, Pennsylvania 15222-3779
      Attention: [              ]

      or if to Merrill Lynch:

      Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
      North Tower, World Financial Center
      New York, New York 10080
      Attention: [              ]

     or such other name or address as may be given in writing to the other parties. Any notice shall be deemed to be given or received on the third day after deposit in the US mail with certified postage prepaid or when actually received, whether by hand, express delivery service or facsimile transmission, whichever is earlier.

     14. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.




     IN WITHESS WHEREOF, the parties hereto have duly executed this Additional Compensation Agreement as of the date first above written.

FEDERATED INVESTMENT MANAGEMENT              MERRILL LYNCH & CO.
   COMPANY                                   MERRILL LYNCH, PIERCE, FENNER &
                                             SMITH INCORPORATED



By: _____________________________            By: _____________________________
   Name:                                        Name:
   Title:                                       Title:

                       Merrill Lynch & Co. Indemnification Agreement



                                                  [                    ], 2002

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
North Tower, World Financial Center
New York, New York  10080

Ladies and Gentlemen:

     In connection with the engagement of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to advise and assist the undersigned (together with its affiliates and subsidiaries, referred to as the "Company") with the matters set forth in the Additional Compensation Agreement dated [ ], 2002 between the Company and Merrill Lynch (the "Agreement"), in the event that Merrill Lynch becomes involved in any capacity in any claim, suit, action, proceeding, investigation or inquiry (including, without limitation, any shareholder or derivative action or arbitration proceeding) (collectively, a "Proceeding") arising out of the matters contemplated by the Agreement, including, without limitation, related services and activities prior to the date of the Agreement, the Company agrees to indemnify, defend and hold Merrill Lynch harmless to the fullest extent permitted by law, from and against any losses, claims, damages, liabilities and expenses in connection with such Proceeding, except to the extent that such losses, claims, damages, liabilities and expenses resulted from the gross negligence or willful misconduct of Merrill Lynch. In addition, in the event that Merrill Lynch becomes involved in any capacity in any Proceeding arising out of the matters contemplated by the Agreement, including, without limitation, related services and activities prior to the date of the Agreement, the Company will reimburse Merrill Lynch for its reasonable legal and other expenses (including the cost of any investigation and preparation) as such expenses are incurred by Merrill Lynch in connection therewith; subject, however, to the obligation of Merrill Lynch to reimburse the Company to the extent it is ultimately determined that Merrill Lynch is not entitled to indemnification hereunder. If such indemnification were not to be available for any reason, the Company agrees to contribute to the losses, claims, damages, liabilities and expenses involved (i) in the proportion appropriate to reflect the relative benefits received or sought to be received by the Company and its stockholders and affiliates and other constituencies, on the one hand, and Merrill Lynch, on the other hand, in the matters contemplated by the Agreement or (ii) if (but only if and to the extent) the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and its stockholders and affiliates and other constituencies, on the one hand, and the party entitled to contribution, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits received, or sought to be received, by the Company and its stockholders and affiliates, on the one hand, and the party entitled to contribution, on the other hand, of a transaction as contemplated shall be deemed to be in the same proportion that the total value received or paid or contemplated to be received or paid by the Company or its stockholders or affiliates and other constituencies, as the case may be, as a result of or in connection with the transaction (whether or not consummated) for which Merrill Lynch has been retained to perform financial services bears to the fees paid to Merrill Lynch under the Agreement; provided, that in no event shall the Company contribute less than the amount necessary to assure that Merrill Lynch is not liable for losses, claims, damages, liabilities and expenses in excess of the amount of fees actually received by Merrill Lynch pursuant to the Agreement. Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any other alleged conduct relates to information provided by the Company or other conduct by the Company (or its employees or other agents), on the one hand, or by Merrill Lynch, on the other hand. The Company will not settle any Proceeding in respect of which indemnity may be sought hereunder, whether or not Merrill Lynch is an actual or potential party to such Proceeding, without Merrill Lynch's prior written consent. For purposes of this Indemnification Agreement, Merrill Lynch shall include Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, any of its affiliates, each other person, if any, controlling Merrill Lynch or any of its affiliates, their respective officers, current and former directors, employees and agents, and the successors and assigns of all of the foregoing persons. The foregoing indemnity and contribution agreement shall be in addition to any rights that any indemnified party may have at common law or otherwise.

     The Company agrees that neither Merrill Lynch nor any of its affiliates, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of either Merrill Lynch's engagement under the Agreement, including, without limitation, related services and activities prior to the date of the Agreement, except to the extent that it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that any losses, claims, damages, liabilities or expenses incurred by the Company resulted solely from the gross negligence or willful misconduct of Merrill Lynch in performing the services that are the subject of the Agreement.

     This INDEMNIFICATION Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), DIRECTLY OR INDIRECTLY, shall be governed by and construed in accordance with the laws of the State of New York. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company and Merrill Lynch consent to the jurisdiction of such courts and personal service with respect thereto. Each of Merrill Lynch and the Company waives all right to trial by jury in any proceeding or claim (whether based upon contract, tort or otherwise) arising out of or in any way relating to this Agreement. The PARTIES agree that a final judgment in any proceeding or claim arising out of or in any way relating to this agreement brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to the jurisdiction of which the party is or may be subject, by suit upon such judgment.




     The foregoing Indemnification Agreement shall remain in full force and effect notwithstanding any termination of Merrill Lynch's engagement. This Indemnification Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.

                              Very truly yours,

                              FEDERATED INVESTMENT MANAGEMENT COMPANY


                              By: ______________________
                                 Name:
                                 Title:

Accepted and agreed to as of
the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED


By    ______________________
   Name:
   Title:



                                                    Exhibit (j) under Form N-2









                                     CUSTODIAN CONTRACT
                                          Between

                               FEDERATED INVESTMENT COMPANIES
                                            and
                            STATE STREET BANK AND TRUST COMPANY
                                            and
                                 FEDERATED SERVICES COMPANY


                                     TABLE OF CONTENTS

                                                                    Page
1.    Employment of Custodian and Property to be Held by It............1
2.    Duties of the Custodian With Respect to Property
      of the Funds Held by the Custodian...............................2
      2.1   Holding Securities.........................................2
      2.2   Delivery of Securities.....................................2
      2.3   Registration of Securities.................................6
      2.4   Bank Accounts..............................................6
      2.5   Payments for Shares........................................7
      2.6   Availability of Federal Funds..............................7
      2.7   Collection of Income.......................................7
      2.8   Payment of Fund Moneys.....................................8
      2.9   Liability for Payment in Advance of
            Receipt of Securities Purchased............................9
      2.10  Payments for Repurchases or Redemptions
            of Shares of a Fund........................................9
      2.11  Appointment of Agents.....................................10
      2.12  Deposit of Fund Assets in Securities System...............10
      2.13  Segregated Account........................................12
      2.14  Joint Repurchase Agreements...............................13
      2.15  Ownership Certificates for Tax Purposes...................13
      2.16  Proxies...................................................13
      2.17  Communications Relating to Fund Portfolio Securities......13
      2.18  Proper Instructions.......................................14
      2.19  Actions Permitted Without Express Authority...............14
      2.20  Evidence of Authority.....................................15
      2.21  Notice to Trust by Custodian Regarding Cash Movement......15
3.    Duties of Custodian With Respect to the Books of Account and
      Calculation of Net Asset Value and Net Income...................15
4.    Records.........................................................16
5.    Opinion of Funds' Independent Public Accountants/Auditors.......16
6.    Reports to Trust by Independent Public Accountants/Auditors.....17
7.    Compensation of Custodian.......................................17
8.    Responsibility of Custodian.....................................17
9.    Effective Period, Termination and Amendment.....................19
10.   Successor Custodian.............................................20
11.   Interpretive and Additional Provisions..........................21
12.   Massachusetts Law to Apply......................................21
13.   Notices.........................................................22
14.   Counterparts....................................................22
15.   Limitations of Liability........................................22
                                     CUSTODIAN CONTRACT

     This Contract between those INVESTMENT COMPANIES listed on Exhibit 1, as it may be amended from time to time, (the "Trust"), which may be Massachusetts business trusts or Maryland corporation or have such other form of organization as may be indicated, on behalf of the portfolios (hereinafter collectively called the "Funds") and individually referred to as a "Fund") of the Trust, having its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian", and FEDERATED SERVICES COMPANY, a Delaware business trust company, having its principal place of business at Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779, hereinafter called ("Company").

     WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.    .............Employment of Custodian and Property to be Held by It

     The Trust hereby employs the Custodian as the custodian of the assets of each of the Funds of the Trust. Except as otherwise expressly provided herein, the securities and other assets of each of the Funds shall be segregated from the assets of each of the other Funds and from all other persons and entities. The Trust will deliver to the Custodian all securities and cash owned by the Funds and all payments of income, payments of principal or capital distributions received by them with respect to all securities owned by the Funds from time to time, and the cash consideration received by them for shares ("Shares") of beneficial interest/capital stock of the Funds as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Funds held or received by the Funds and not delivered to the Custodian. Upon receipt of "Proper Instructions" (within the meaning of Section 2.18), the Custodian shall from time to time employ one or more sub-custodians upon the terms specified in the Proper Instructions, provided that the Custodian shall have no more or less responsibility or liability to the Trust or any of the Funds on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.

     2. Duties of the Custodian with Respect to Property of the Funds Held by the Custodian

     2.1 Holding Securities. The Custodian shall hold and physically segregate for the account of each Fund all non-cash property, including all securities owned by each Fund, other than securities which are maintained pursuant to
Section 2.12 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as "Securities System", or securities which are subject to a joint repurchase agreement with affiliated funds pursuant to
Section 2.14. The Custodian shall maintain records of all receipts, deliveries and locations of such securities, together with a current inventory thereof, and shall conduct periodic physical inspections of certificates representing stocks, bonds and other securities held by it under this Contract in such manner as the Custodian shall determine from time to time to be advisable in order to verify the accuracy of such inventory. With respect to securities held by any agent appointed pursuant to Section 2.11 hereof, and with respect to securities held by any sub-custodian appointed pursuant to Section 1 hereof, the Custodian may rely upon certificates from such agent as to the holdings of such agent and from such sub-custodian as to the holdings of such sub-custodian, it being understood that such reliance in no way relieves the Custodian of its responsibilities under this Contract. The Custodian will promptly report to the Trust the results of such inspections, indicating any shortages or discrepancies uncovered thereby, and take appropriate action to remedy any such shortages or discrepancies.

     2.2 Delivery of Securities. The Custodian shall release and deliver any securities owned by a Fund held by the Custodian or in a Securities system account of the Custodian only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (1) Upon sale of such securities for the account of a Fund and receipt of payment therefor;

     (2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Trust;

     (3) In the case of a sale effected through a Securities System, in accordance with the provisions of Section 2.12 hereof;

     (4) To the depository agent in connection with tender or other similar offers for portfolio securities of a Fund, in accordance with the provisions of
Section 2.17 hereof;

     (5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

     (6) To the issuer thereof or its agent, for transfer into the name of a Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.11 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

     (7) Upon the sale of such securities for the account of the Fund, to the broker or clearing agent, against a receipt, for examination in accordance with "street delivery custom"; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own failure to act in accordance with the standard of reasonable care or any higher standard of care imposed upon the Custodian by any applicable law or regulation if such above-stated standard of reasonable care were not part of this Contract;

     (8)  For   exchange  or   conversion   pursuant  to  any  plan  of  merger,
consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     (9) In the case of warrants, rights or similar securities, the surrender thereof in the existence of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any case, the new securities and cash, if any, are to be delivered to the Custodian;

     (10) For delivery in connection with any loans of portfolio securities of a Fund, but only against receipt of adequate collateral in the form of (a) cash, in an amount specified by the Trust, (b) certificated securities of a description specified by the Trust, registered in the name of the Fund or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer, or (c) securities of a description specified by the Trust, transferred through a Securities System in accordance with Section 2.12 hereof;

     (11) For delivery as security in connection with any borrowings requiring a pledge of assets by a Fund, but only against receipt of amounts borrowed, except that in cases where additional collateral is required to secure a borrowing already made, further securities may be released for the purpose;

     (12) For delivery in accordance with the provisions of any agreement among the Trust or a Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions for a Fund;

     (13) For deliver in accordance with the provisions of any agreement among the Trust or a Fund, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transaction for a Fund;

     (14) Upon receipt of instructions from the transfer agent ("Transfer Agent") for a Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, in satisfaction of requests by holders of Shares for repurchase or redemption; and

     (15) For any other proper corporate purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Executive Committee of the Trust on behalf of a Fund signed by an officer of the Trust and certified by its Secretary or an Assistant Secretary, specifying the securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

     2.3 Registration of Securities. Securities held by the Custodian (other than bearer securities) shall be registered in the name of a particular Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, unless the Trust has authorized in writing the appointment of a nominee to be used in common with other registered investment companies affiliated with the Fund, or in the name or nominee name of any agent appointed pursuant to Section 2.11 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of a Fund under the terms of this Contract shall be in "street name" or other good delivery form.

     2.4 Bank Accounts. The Custodian shall open and maintain a separate bank account or accounts in the name of each Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of each Fund, other than cash maintained in a joint repurchase account with other affiliated funds pursuant to Section 2.14 of this Contract or by a particular Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended, (the "1940 Act"). Funds held by the Custodian for a Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall be approved by vote of a majority of the Board of Trustees/Directors ("Board") of the Trust. Such funds shall be deposited by the Custodian in its capacity as Custodian for the Fund and shall be withdrawable by the Custodian only in that capacity. If requested by the Trust, the Custodian shall furnish the Trust, not later than twenty (20) days after the last business day of each month, an internal reconciliation of the closing balance as of that day in all accounts described in this Section to the balance shown on the daily cash report for that day rendered to the Trust.

     2.5 Payments for Shares. The Custodian shall make such arrangements with the Transfer Agent of each Fund, as will enable the Custodian to receive the cash consideration due to each Fund and will deposit into each Fund's account such payment as are received from the Transfer Agent. The Custodian will provide timely notification to the Trust and the Transfer Agent of any receipt by it of payments for Shares of the respective Fund.

     2.6 Availability of Federal Funds. Upon mutual agreement between the Trust and the Custodian, the Custodian shall make federal funds available to the Funds as of specified times agreed upon from time to time by the Trust and the Custodian in the amount of checks, clearing house funds, and other non-federal funds received in payment for Shares of the Fund which are deposited into the Funds' accounts.

      2.7   Collection of Income.

     (1) The Custodian shall collect on a timely basis all income and other payments with respect to registered securities held hereunder to which each Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to each Fund's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. The collection of income due the Funds on securities loaned pursuant to the provisions of Section 2.2(10) shall be the responsibility of the Trust. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Trust with such information or data as may be necessary to assist the Trust in arranging for the timely delivery to the Custodian of the income to which each Fund is properly entitled.

     (2) The Custodian shall promptly notify the Trust whenever income due on securities is not collected in due course and will provide the Trust with monthly reports of the status of past due income unless the parties otherwise agree.

     2.8 Payment of Fund Moneys. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out moneys of each Fund in the following cases only:

     (1) Upon the purchase of securities, futures contracts or options on futures contracts for the account of a Fund but only (a) against the delivery of such securities, or evidence of title to futures contracts, to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund or in the name of a nominee of the Custodian referred to in
Section 2.3 hereof or in proper form for transfer, (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.12 hereof or (c) in the case of repurchase agreement entered into between the Trust and any other party, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase for the account of the Fund of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Fund;

     (2) In connection with conversion, exchange or surrender of securities owned by a Fund as set forth in Section 2.2 hereof;

     (3) For the redemption or repurchase of Shares of a Fund issued by the Trust as set forth in Section 2.10 hereof;

     (4) For the payment of any expense or liability incurred by a Fund, including but not limited to the following payments for the account of the Fund: interest; taxes; management, accounting, transfer agent and legal fees; and operating expenses of the Fund, whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

     (5) For the payment of any dividends on Shares of a Fund declared pursuant to the governing documents of the Trust;

     (6) For payment of the amount of dividends received in respect of securities sold short;

     (7) For any other proper purpose, but only upon receipt of, in addition to Proper Instruction, a certified copy of a resolution of the Executive Committee of the Trust on behalf of a Fund signed by an officer of the Trust and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

     2.9 Liability for Payment in Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of securities for the account of a Fund is made by the Custodian in advance of receipt of the securities purchased, in the absence of specific written instructions from the Trust to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

     2.10 Payments for Repurchases or Redemptions of Shares of a Fund. From such funds as may be available for the purpose of repurchasing or redeeming Shares of a Fund, but subject to the limitations of the Declaration of Trust/Articles of Incorporation and any applicable votes of the Board of the Trust pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of shares of such Fund who have delivered to the Transfer Agent a request for redemption or repurchase of their shares including without limitation through bank drafts, automated clearinghouse facilities, or by other means. In connection with the redemption or repurchase of Shares of the Funds, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders.

     2.11 Appointment of Agents. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act and any applicable state law or regulation, to act as a custodian as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

     2.12 Deposit of Fund Assets in Securities System. The Custodian may deposit and/or maintain securities owned by the Funds in a clearing agency registered with the Securities and Exchange Commission ("SEC") under Section 17A of the Exchange Act, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System" in accordance with applicable Federal Reserve Board and SEC rules and regulations, if any, and subject to the following provisions:

     (1) The Custodian may keep securities of each Fund in a Securities System provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

     (2) The records of the Custodian with respect to securities of the Funds which are maintained in a Securities System shall identify by book-entry those securities belonging to each Fund;

     (3) The Custodian shall pay for securities purchased for the account of each Fund (i) receipt if advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer securities sold for the account of a Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of securities for the account of a Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Trust at its request. Upon request, the Custodian shall furnish the Trust confirmation of each transfer to or from the account of a Fund in the form of a written advice or notice and shall furnish to the Trust copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of a Fund;

     (4) The Custodian shall provide the Trust with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the Securities System;

     (5) The Custodian shall have received the initial certificate,  required by
Section 9 hereof;

     (6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Trust for any loss or damage to a Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Trust, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that a Fund has not been made whole for any such loss or damage;

     (7) The authorization contained in this Section 2.12 shall not relieve the Custodian from using reasonable care and diligence in making use of any Securities System.

     2.13 Segregated Account. The Custodian shall upon receipt of Proper Instructions establish and maintain a segregated account or accounts for and on behalf of each Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.12 hereof, (i) in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions for a Fund; (ii) for purpose of segregating cash or government securities in connection with options purchased, sold or written for a Fund or commodity futures contracts or options thereon purchased or sold for a Fund, (iii) for the purpose of compliance by the Trust or a Fund with the procedures required by any release or releases of the SEC relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board or of the Executive Committee signed by an officer of the Trust and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

     2.14 Joint Repurchase Agreements. Upon the receipt of Proper Instructions, the Custodian shall deposit and/or maintain any assets of a Fund and any affiliated funds which are subject to joint repurchase transaction in an account established solely for such transactions for the Fund and its affiliated funds. For purposes of this Section 2.14, "affiliated funds" shall include all investment companies and their portfolios for which subsidiaries or affiliates of Federated Investors serve as investment advisers, distributors or administrators in accordance with applicable exemptive orders from the SEC. The requirements of segregation set forth in Section 2.1 shall be deemed to be waived with respect to such assets.

     2.15 Ownership Certificates for Tax Purposes. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of a Fund held by it and in connection with transfers of securities.

     2.16 Proxies. The Custodian shall, with respect to the securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of a Fund or a nominee of a Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Trust such proxies, all proxy soliciting materials and all notices relating to such securities.

     2.17 Communications Relating to Fund Portfolio Securities. The Custodian shall transmit promptly to the Trust all written information (including, without limitation, pendency of calls and maturities of securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the securities being held for the Fund. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Trust all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Trust desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Trust shall notify the Custodian in writing at least three business days prior to the date on which the Custodian is to take such action. However, the Custodian shall nevertheless exercise its best efforts to take such action in the event that notification is received three business days or less prior to the date on which action is required.

     2.18 Proper  Instructions.  Proper  Instructions  as used  throughout  this
Section 2 means a writing signed or initialed by one or more person or persons as the Board shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved. Oral instructions will be deemed to be Proper Instructions if (a) the Custodian reasonably believes them to have been given by a person previously authorized in Proper Instructions to give such instructions with respect to the transaction involved, and (b) the Trust promptly causes such oral instructions to be confirmed  in writing.  Upon  receipt of a  certificate  of the  Secretary or an
Assistant Secretary as to the authorization by the Board of the Trust accompanied by a detailed description of procedures approved by the Board, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board and the Custodian are satisfied that such procedures afford adequate safeguards for a Fund's assets.

     2.19 Actions Permitted Without Express Authority. The Custodian may in its discretion, without express authority from the Trust:

     (1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the Trust in such form that it may be allocated to the affected Fund;

     (2) surrender securities in temporary form for securities in definitive form;

     (3) endorse for collection, in the name of a Fund, checks, drafts and other negotiable instruments; and

     (4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of each Fund except as otherwise directed by the Trust.

     2.20 Evidence of Authority. The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed on behalf of a Fund. The Custodian may receive and accept a certified copy of a vote of the Board of the Trust as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination of or any action by the Board pursuant to the Declaration of Trust/Articles of Incorporation as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

     2.21 Notice to Trust by Custodian Regarding Cash Movement. The Custodian will provide timely notification to the Trust of any receipt of cash, income or payments to the Trust and the release of cash or payment by the Trust.

     3. Duties of Custodian With Respect to the Books of Account and Calculation of Net Asset Value and Net Income.

     The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of the Trust to keep the books of account of each Fund and/or compute the net asset value per share of the outstanding Shares of each Fund or, if directed in writing to do so by the Trust, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of a Fund as described in the Fund's currently effective prospectus and Statement of Additional Information ("Prospectus") and shall advise the Trust and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Trust to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of a Fund shall be made at the time or times described from time to time in the Fund's currently effective Prospectus.

4.   Records.

     The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Trust and the Funds under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-2 thereunder, and specifically including identified cost records used for tax purposes. All such records shall be the property of the Trust and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Trust and employees and agents of the SEC. In the event of termination of this Contract, the Custodian will deliver all such records to the Trust, to a successor Custodian, or to such other person as the Trust may direct. The Custodian shall supply daily to the Trust a tabulation of securities owned by a Fund and held by the Custodian and shall, when requested to do so by the Trust and for such compensation as shall be agreed upon between the Trust and the Custodian, include certificate numbers in such tabulations.

5.    Opinion of Funds' Independent Public Accountants/Auditors

     The Custodian shall take all reasonable action, as the Trust may from time to time request, to obtain from year to year favorable opinions from each Fund's independent public accountants/auditors with respect to its activities hereunder in connection with the preparation of the Fund's registration statement, periodic reports, or any other reports tot he SEC and with respect to any other requirements of such Commission.

6.    Reports to Trust by Independent Public Accountants/Auditors

     The Custodian shall provide the Trust, at such times as the Trust may reasonably require, with reports by independent public accountants/auditors for each Fund on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian for the Fund under this Contract; such reports shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Trust, to provide reasonable assurance that any material inadequacies would be disclosed by such examination and, of there are no such inadequacies, the reports shall so state.

7     Compensation of Custodian.

     The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between Company and the Custodian.

8.    Responsibility of Custodian.

     The Custodian shall be held to a standard of reasonable care in carrying out the provisions of this Contract; provided, however, that the Custodian shall be held to any higher standard of care which would be imposed upon the Custodian by any applicable law or regulation if such above stated standard of reasonable care was not part of this Contract. The Custodian shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Trust) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice, provided that such action is not in violation of applicable federal or state laws or regulations, and is in good faith and without negligence. Subject to the limitations set forth in Section 15 hereof, the Custodian shall be kept indemnified by the Trust but only from the assets of the Fund involved in the issue at hand and be without liability for any action taken or thing done by it in carrying out the terms and provisions of this Contract in accordance with the above standards.

     In order that the indemnification provisions contained in this Section 8 shall apply, however, it is understood that if in any case the Trust may be asked to indemnify or save the Custodian harmless, the Trust shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Custodian will use all reasonable care to identify and notify the Trust promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification. The Trust shall have the option to defend the Custodian against any claim which may be the subject of this indemnification, and in the event that the Trust so elects it will so notify the Custodian and thereupon the Trust shall take over complete defense of the claim, and the Custodian shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this Section. The Custodian shall in no case confess any claim or make any compromise in any case in which the Trust will be asked to indemnify the Custodian except with the Trust's prior written consent.

     Notwithstanding the foregoing, the responsibility of the Custodian with respect to redemptions effected by check shall be in accordance with a separate Agreement entered into between the Custodian and the Trust.

     If the Trust requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the reasonable opinion of the Custodian, result in the Custodian or its nominee assigned to a Fund being liable for the payment of money or incurring liability of some other form, the Custodian may request the Trust, as a prerequisite to requiring the Custodian to take such action, to provide indemnity to the Custodian in an amount and form satisfactory to the Custodian.

     Subject to the limitations set forth in Sections 15 hereof, the Trust agrees to indemnify and hold harmless the Custodian and its nominee from and against all taxes, charges, expenses, assessments, claims and liabilities (including counsel fees) (referred to herein as authorized charges) incurred or assessed against it or its nominee in connection with the performance of this Contract, except such as may arise from it or its nominee's own failure to act in accordance with the standard of reasonable care or any higher standard of care which would be imposed upon the Custodian by any applicable law or regulation if such above-stated standard of reasonable care were not part of this Contract. To secure any authorized charges and any advances of cash or securities made by the Custodian to or for the benefit of a Fund for any purpose which results in the Fund incurring an overdraft at the end of any business day or for extraordinary or emergency purposes during any business day, the Trust hereby grants to the Custodian a security interest in and pledges to the Custodian securities held for the Fund by the Custodian, in an amount not to exceed 10 percent of the Fund's gross assets, the specific securities to be designated in writing from time to time by the Trust or the Fund's investment adviser. Should the Trust fail to make such designation, or should it instruct the Custodian to make advances exceeding the percentage amount set forth above and should the Custodian do so, the Trust hereby agrees that the Custodian shall have a security interest in all securities or other property purchased for a Fund with the advances by the Custodian, which securities or property shall be deemed to be pledged to the Custodian, and the written instructions of the Trust instructing their purchase shall be considered the requisite description and designation of the property so pledged for purposes of the requirements of the Uniform Commercial Code. Should the Trust fail to cause a Fund to repay promptly any authorized charges or advances of cash or securities, subject to the provision of the second paragraph of this Section 8 regarding indemnification, the Custodian shall be entitled to use available cash and to dispose of pledged securities and property as is necessary to repay any such advances.

9.    Effective Period, Termination and Amendment.

     This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mail, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however that the Custodian shall not act under Section 2.12 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of the Trust has approved the initial use of a particular Securities System as required in each case by Rule 17f-4 under the 1940 Act; provided further, however, that the Trust shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of Trust/Articles of Incorporation, and further provided, that the Trust may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the appropriate banking regulatory agency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

     Upon termination of the Contract, the Trust shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

10.   Successor Custodian.

     If a successor custodian shall be appointed by the Board of the Trust, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities then held by it hereunder for each Fund and shall transfer to separate accounts of the successor custodian all of each Fund's securities held in a Securities System.

     If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of the Trust, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

     In the event that no written order designating a successor custodian or certified copy of a vote of the Board shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, (delete "doing business ... Massachusetts" unless SSBT is the Custodian) doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $100,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the Custodian relative thereto and all other property held by it under this Contract for each Fund and to transfer to separate accounts of such successor custodian all of each Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

     In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Trust to procure the certified copy of the vote referred to or of the Board to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

11.   Interpretive and Additional Provisions.

     In connection with the operation of this Contract, the Custodian and the Trust may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust/Articles of Incorporation. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

12.   Massachusetts Law to Apply.

     This Contract shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.


13.   Notices.

     Except as otherwise specifically provided herein, Notices and other writings delivered or mailed postage prepaid to the Trust at Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779, or to the Custodian at address for SSBT only: 225 Franklin Street, Boston, Massachusetts, 02110, or to such other address as the Trust or the Custodian may hereafter specify, shall be deemed to have been properly delivered or given hereunder to the respective address.

14.   Counterparts.

     This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed and original.

15.   Limitations of Liability.

     The Custodian is expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust of those Trusts which are business trusts and agrees that the obligations and liabilities assumed by the Trust and any Fund pursuant to this Contract, including, without limitation, any obligation or liability to indemnify the Custodian pursuant to Section 8 hereof, shall be limited in any case to the relevant Fund and its assets and that the Custodian shall not seek satisfaction of any such obligation from the shareholders of the relevant Fund, from any other fund or its shareholders or from the Trustees, Officers, employees or agents of the Trust, or any of them. In addition, in connection with the discharge and satisfaction of any claim made by the Custodian against the Trust, for whatever reasons, involving more than one Fund, the Trust shall have the exclusive right to determine the appropriate allocations of liability for any such claim between or among the Funds.


     IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed effective as of the 1st day of December, 1993.

ATTEST:                             INVESTMENT COMPANIES


/s/ John W. McGonigle               By:  /s/ John F. Donahue
John W. McGonigle                   John F. Donahue
Secretary                           Chairman


ATTEST:                             STATE STREET BANK AND TRUST
                                    COMPANY


/s/ Ed McKenzie                     By:  /s/ Frank Sidoti
Ed McKenzie                         Frank Sidoti, Jr.
Assistant Secretary                 Vice President


ATTEST:                             FEDERATED SERVICES COMPANY


/s/ Jeannette Fisher-Garber         By:  /s/ James J. Dolan
Jeannette Fisher-Garber             James J. Dolan
Secretary                           President


Fee schedules can be found at:

Legal Research/Master contract/Kexhibit/ssbfees

     Current exhibits indicating the Funds that are parties to this contract can be found at:


Legal Research/Master Contracts/Kexhibit

                              AMENDMENT TO CUSTODIAN CONTRACT

     This Amendment to the Custodian Contract is made as of May 15, 2001 by and between Federated Investment Companies listed on Exhibit 1 thereto (the "Funds"), Federated Services Company (the "Company") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

     WHEREAS, the Funds, the Company and the Custodian entered into a Custodian Contract dated as of December 1, 1993 (the "Contract");

     WHEREAS, the Funds are authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets, and the Funds have made such separate series subject to the Contract (each such series, together with all other series subsequently established by the Fund and made subject to the Contract in accordance with the terms thereof, shall be referred to as a "Portfolio", and, collectively, the "Portfolios");

     WHEREAS, the Funds, the Company and the Custodian desire to amend certain provisions of the Contract to reflect, revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Funds and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Portfolios held outside of the United States.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:

     I. Articles 3 through 15 of the Contract are hereby renumbered, as of the effective date of this Amendment, as Articles 5 through 17, respectively.

     II. New Articles 3, 4 and 13A of the Contract are hereby added, as of the effective date of this Amendment, as set forth below.

3.    Provisions Relating to Rules 17f-5 and 17f-7

     3.1. Definitions. Capitalized terms in this Amendment shall have the following meanings:

     "Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure
(including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

     "Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

     "Eligible  Securities  Depository"  has the  meaning  set forth in  section
(b)(1) of Rule 17f-7.

     "Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

     "Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2.  The Custodian as Foreign Custody Manager.

     3.2.1 Delegation to the Custodian as Foreign Custody Manager. Each Fund, by resolution adopted by its respective Board of Directors (the "Board"), hereby delegates to the Custodian, subject to section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

     3.2.2 Countries Covered. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the applicable Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with
Section 3.2.5 hereof.

     Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by each Fund, on behalf of the applicable Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Funds shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

     The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Funds. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the applicable Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the applicable Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

      3.2.3  Scope of Delegated Responsibilities:

     (a) Selection of Eligible Foreign Custodians. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

     (b) Contracts With Eligible Foreign Custodians. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

     (c) Monitoring. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor
(i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

     3.2.4 Guidelines for the Exercise of Delegated Authority. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

     3.2.5 Reporting Requirements. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

     3.2.6 Standard of Care as Foreign Custody Manager of a Portfolio. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

     3.2.7 Representations with Respect to Rule 17f-5. The Foreign Custody Manager represents to the Funds that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Funds represent to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

     3.2.8 Effective Date and Termination of the Custodian as Foreign Custody Manager. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.


3.3  Eligible Securities Depositories.

     3.3.1 Analysis and Monitoring. The Custodian shall (a) provide each Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify each Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

     3.3.2 Standard of Care. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.

     3.4 Limitation of Liability. Each Fund represents and warrants and the Custodian acknowledges that: (a) the Fund is a "series company" as defined in Rule 18f-2(a) promulgated under the 1940 Act and each Portfolio is a portfolio of assets specifically allocated to a series of shares of the applicable Fund as contemplated by such Rule; (b) all persons extending credit to, contracting with or having any claim against any Portfolio (including any claims arising hereunder) shall look only to the assets specifically allocated to such portfolio for payment under such credit, contract or claim and not to any assets specifically allocated to another series of shares of the applicable Fund or to any other assets of the applicable Fund; and (c) neither the shareholders nor directors of the applicable Fund nor any of such Fund's officers, employees or agents, whether past present or future shall be liable for such credit, contract or claim.


     4. Duties of the Custodian with Respect to Property of the Portfolios Held Outside the United States.

     4.1 Definitions. Capitalized terms in this Article 4 shall have the following meanings:

     "Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

     "Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

     4.2. Holding Securities. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

     4.3. Foreign Securities Systems. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

4.4.  Transactions in Foreign Custody Account.

     4.4.1. Delivery of Foreign Assets. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

     (ii) in connection with any repurchase agreement related to foreign securities;

     (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

     (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

     (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

     (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

     (vii)  for  exchange  or  conversion   pursuant  to  any  plan  of  merger,
consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

     (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

     (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

     (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

      (xi)  in connection with the lending of foreign securities; and

     (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.


     4.4.2. Payment of Portfolio Monies. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

     (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

     (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

     (iii) for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses; (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

     (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

     (vi) for payment of part or all of the dividends received in respect of securities sold short;

     (vii) in connection  with the  borrowing or lending of foreign  securities;
and

     (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.


     4.4.3. Market Conditions. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

     The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian, including without limitation information relating to Foreign Securities Systems, described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

     4.5 Registration of Foreign Securities. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

     4.6 Bank Accounts. The Custodian shall identify on its books as belonging to each Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Article shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

     4.7. Collection of Income. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

     4.8. Shareholder Rights. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. Each Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

     4.9. Communications Relating to Foreign Securities. The Custodian shall transmit promptly to the Funds written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Funds written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.


4.10.  Liability of Foreign Sub-Custodians.

     Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the election of the Funds, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11.  Tax Law.

     The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Funds, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Funds to notify the Custodian of the obligations imposed on the Funds with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use commercially reasonable efforts to assist the Funds with respect to any claim for exemption or refund under the tax law of countries for which each Fund has provided such information.

4.12.  Liability of Custodian.

     Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Funds for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

     The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.



13A.  Deposit of Fund Assets with the Underlying Transfer Agent.

     Uncertificated shares (the "Underlying Shares") of registered "investment companies" as defined in Section 3(a)(1) of the 1940 Act, whether in the same "group of investment companies" (as defined in Section 12(d)(1)(G)(ii) of the 1940 Act) or otherwise, including, pursuant to Section 12(d)(1)(F) of the 1940 Act (hereinafter sometimes referred to collectively as the "Underlying Portfolios"), may be deposited and/or maintained in an account or accounts maintained with an entity which may from time to time act as a transfer agent for an Underlying Portfolio (the "Underlying Transfer Agent"). The Underlying Transfer Agent shall be deemed to be acting as if it is a "securities depository" for purposes of Rule 17f-4 under the 1940 Act. Each Fund hereby directs the Custodian to deposit and/or maintain such securities with the Underlying Transfer Agent, subject to the following provisions:

     1) The Custodian shall keep Underlying Shares owned by a Portfolio with the Underlying Transfer Agent provided that such securities are maintained in an account or accounts on the books and records of the Underlying Transfer Agent in the name of the Custodian as custodian for the Portfolio;

     2) The records of the Custodian with respect to Underlying Shares which are maintained with the Underlying Transfer Agent shall identify by book-entry those Underlying Shares belonging to each Portfolio;

     3) The Custodian shall pay for Underlying Shares purchased for the account of a Portfolio upon (i) receipt of advice from the Portfolio's investment adviser that such Underlying Shares have been purchased and will be transferred to the account of the Custodian, on behalf of the Portfolio, on the books and records of the Underlying Transfer Agent, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The Custodian shall receive confirmation from the Underlying Transfer Agent of the purchase of such securities and the transfer of such securities to the Custodian's account with the Underlying Transfer Agent only after such payment is made. The Custodian shall transfer Underlying Shares redeemed for the account of a Portfolio (i) upon receipt of an advice from the Portfolio's investment adviser that such securities have been redeemed and that payment for such securities will be transferred to the Custodian and (ii) the making of an entry on the records to reflect such transfer and payment for the account of the Portfolio. The Custodian will receive confirmation from the Underlying Transfer Agent of the redemption of such securities and payment therefor only after such securities are redeemed. Copies of all advices from the Portfolio's investment adviser of purchases and sales of Underlying Shares for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian, and be provided to the investment adviser at its request; and

     4) The Custodian shall not be liable to any Fund or any Portfolio for any loss or damage to any Fund or any Portfolio resulting from maintenance of Underlying Shares with Underlying Transfer Agent except for losses resulting directly from the negligence, misfeasance or willful misconduct of the Custodian or any of its agents or of any of its or their employees.


     III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.


                       [Remainder of page intentionally left blank.]


     IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.


WITNESSED BY:                       STATE STREET BANK
                                    and TRUST COMPANY


/s/ Raelene S. LaPlante             By:/s/ Ronald E. Logue
Raelene S. LaPlante                 Name:  Ronald E. Logue
V.P. & Assoc. Counsel               Title:  Vice Chairman
                                    and Chief Operating Officer


WITNESSED BY:                       FEDERATED INVESTMENT
                                    COMPANIES


/s/ C. Todd Gibson                  By:/s/ John W. McGonigle
Name:  C. Todd Gibson               Name:  John W. McGonigle
Title:  Corporate Counsel           Title:  Secretary


WITNESSED BY:                           FEDERATED SERVICES COMPANY


/s/ C. Todd Gibson                  By:/s/ Arthur L. Cherry
Name:  C. Todd Gibson               Name:  Arthur L. Cherry
Title:  Assistant Vice President                Title:  President
                                    and Chief Executive Officer


Argentina         Citibank, N.A.

Australia         Westpac Banking Corporation

Austria           Erste Bank der Osterreichischen
                  Sparkassen AG

Bahrain           HSBC Bank Middle East
                  (as delegate of The Hongkong and
                  Shanghai Banking Corporation Limited)

Bangladesh        Standard Chartered Bank

Belgium           Fortis Bank nv-sa

Bermuda           The Bank of Bermuda Limited

Bolivia           Citibank, N. A.

Botswana          Barclays Bank of Botswana Limited

Brazil            Citibank, N.A.

Bulgaria          ING Bank N.V.

Canada            State Street Trust Company Canada

Chile             Citibank, N.A.

People's Republic The Hongkong and Shanghai
of China          Banking Corporation Limited,
                  Shanghai and Shenzhen branches

Colombia          Cititrust Colombia S.A. Sociedad Fiduciaria

Costa Rica        Banco BCT S.A.

Croatia           Privredna Banka Zagreb d.d

Cyprus            The Cyprus Popular Bank Ltd.

Czech Republic    Eeskoslovenska Obchodni
                  Banka, A.S.

Denmark           Den Danske Bank

Ecuador           Citibank, N.A.

Egypt             Egyptian British Bank S.A.E.
                  (as delegate of The Hongkong
                  and Shanghai Banking Corporation
                  Limited)

Estonia           Hansabank

Finland           Merita Bank Plc.

France            BNP Paribas, S.A.

Germany           Dresdner Bank AG

Ghana             Barclays Bank of Ghana Limited

Greece            National Bank of Greece S.A.

Hong Kong         Standard Chartered Bank

Hungary           Citibank Rt.

Iceland           Icebank Ltd.

India             Deutsche Bank AG
                  The Hongkong and Shanghai
                  Banking Corporation Limited

Indonesia         Standard Chartered Bank

Ireland           Bank of Ireland

Israel            Bank Hapoalim B.M.

Italy             BNP Paribas, Italian Branch

Ivory Coast       Societe Generale de Banques
                  en Cote d'Ivoire

Jamaica           Scotiabank Jamaica Trust and Merchant
                  Bank Ltd.

Japan             The Fuji Bank, Limited

                  The Sumitomo Bank, Limited

Jordan            HSBC Bank Middle East
                  (as delegate of The Hongkong and
                  Shanghai Banking Corporation Limited)

Kazakhstan        HSBC Bank Kazakhstan

Kenya             Barclays Bank of Kenya Limited

Republic of Korea The Hongkong and Shanghai Banking
                  Corporation Limited

Latvia            A/s Hansabanka

Lebanon           HSBC Bank Middle East
                  (as delegate of The Hongkong and
                  Shanghai Banking Corporation Limited)

Lithuania         Vilniaus Bankas AB

Malaysia          Standard Chartered Bank Malaysia Berhad

Mauritius         The Hongkong and Shanghai
                  Banking Corporation Limited

Mexico            Citibank Mexico, S.A.

Morocco           Banque Commerciale du Maroc

Namibia           Standard Bank Namibia Limited

Netherlands       Fortis Bank (Nederland) N.V.

New Zealand       ANZ Banking Group (New Zealand) Limited

Nigeria           Stanbic Merchant Bank Nigeria Limited

Norway            Christiania Bank og Kreditkasse ASA

Oman              HSBC Bank Middle East
                  (as delegate of The Hongkong and
                  Shanghai Banking Corporation Limited)

Pakistan          Deutsche Bank AG

Palestine         HSBC Bank Middle East
                  (as delegate of The Hongkong and
                  Shanghai Banking Corporation Limited)

Panama            BankBoston, N.A.

Peru              Citibank, N.A.

Philippines       Standard Chartered Bank

Poland            Citibank (Poland) S.A.

Portugal          Banco Comercial Portugues

Qatar             HSBC Bank Middle East
                  (as delegate of The Hongkong and
                  Shanghai Banking Corporation Limited)

Romania           ING Bank N.V.

Russia            Credit Suisse First Boston AO - Moscow
                  (as delegate of Credit Suisse
                  First Boston - Zurich)

Singapore         The Development Bank of Singapore Limited

Slovak Republic   Eeskoslovenska Obchodni Banka, A.S.

Slovenia          Bank Austria Creditanstalt d.d. - Ljubljana

South Africa      Standard Bank of South Africa Limited

Spain             Banco Santander Central Hispano S.A.

Sri Lanka         The Hongkong and Shanghai
                  Banking Corporation Limited

Swaziland         Standard Bank Swaziland Limited

Sweden            Skandinaviska Enskilda Banken

Switzerland       UBS AG

Taiwan - R.O.C.   Central Trust of China

Thailand          Standard Chartered Bank

Trinidad & Tobago Republic Bank Limited

Tunisia           Banque Internationale Arabe de Tunisie

Turkey            Citibank, N.A.

Ukraine           ING Bank Ukraine

United Kingdom    State Street Bank and Trust Company,
                  London Branch

Uruguay           BankBoston, N.A.

Venezuela         Citibank, N.A.

Vietnam           The Hongkong and Shanghai
                  Banking Corporation Limited

Zambia            Barclays Bank of Zambia Limited

Zimbabwe          Barclays Bank of Zimbabwe Limited



Argentina   Caja de Valores S.A.


AustraliaAustraclear Limited

                                    Reserve Bank Information
                                    andTransfer System

Austria                             Oesterreichische Kontrollbank AG
                                    (Wertpapiersammelbank Division)

Belgium Caisse Interprofessionnelle de Depots et de Virements de Titres, S.A.
                                    Banque Nationale de Belgique

Brazil                              Companhia Brasileira de
                                    Liquidacao e Custodia

Bulgaria                            Central Depository AD
                                    Bulgarian National Bank

Canada                              Canadian Depository for Securities Limited

Chile                               Deposito Central de Valores S.A.

People's Republic                   Shanghai Securities Central Clearing &
of China                            Registration Corporation
                                    Shenzhen Securities Central Clearing
                                    Co., Ltd.

Colombia                            Deposito Centralizado de Valores

Costa Rica                          Central de Valores S.A.

Croatia                             Ministry of Finance
                                    National Bank of Croatia
                                    Sredisnja Depozitarna Agencija d.d.

Czech Republic                      Stredisko cennych papiru
                                    Czech National Bank


Denmark                             Vaerdipapircentralen
                                    (Danish Securities Center)

Egypt                               Misr for Clearing, Settlement,
                                    and Depository

Estonia                             Eesti Vaartpaberite Keskdepositoorium

Finland                             Finnish Central Securities Depository

France                              Societe Interprofessionnelle pour la
                                    Compensation des Valeurs Mobilieres

Germany                             Clearstream Banking AG, Frankfurt

Greece                              Bank of Greece,
                                    System for Monitoring Transactions in
                                    Securities in Book-Entry Form
                                    Apothetirion Titlon AE - Central
                                    Securities Depository

Hong Kong                           Central Clearing and Settlement System
                                    Central Moneymarkets Unit

Hungary                             Kozponti Elszamolohaz es Ertektar
                                    (Budapest) Rt. (KELER)

India National Securities Depository Limited Central Depository Services India Limited Reserve Bank of India

Indonesia                           Bank Indonesia
                                    PT Kustodian Sentral Efek Indonesia

Ireland                             Central Bank of Ireland
                                    Securities Settlement Office

Israel                              Tel Aviv Stock Exchange Clearing
                                    House Ltd. (TASE Clearinghouse)

Italy                               Monte Titoli S.p.A.
                                    Banca d'Italia

Ivory Coast                         Depositaire Central - Banque de Reglement

Jamaica                             Jamaica Central Securities Depository

Japan                               Japan Securities Depository Center
                                    (JASDEC)
                                    Bank of Japan Net System

Kazakhstan                          Central Depository of Securities

Kenya                               Central Bank of Kenya

Republic of Korea                   Korea Securities Depository


Latvia                              Latvian Central Depository

Lebanon Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (Midclear) S.A.L. Banque du Liban

Lithuania                           Central Securities Depository of Lithuania


Malaysia                            Malaysian Central Depository Sdn. Bhd.

                                    Bank Negara Malaysia,
                                    Scripless Securities Trading and
                                    Safekeeping System

Mauritius                           Central Depository and Settlement Co. Ltd.
                                    Bank of Mauritius

Mexico                              S.D. INDEVAL
                                    (Instituto para el Deposito de Valores)

Morocco                             Maroclear

Netherlands                         Nederlands Centraal Instituut voor
                                    Giraal Effectenverkeer B.V. (NECIGEF)

New Zealand                         New Zealand Central Securities
                                    Depository Limited

Nigeria                             Central Securities Clearing System Limited

Norway                              Verdipapirsentralen (Norwegian Central
                                    Securities Depository)

Oman                                Muscat Depository & Securities
                                    Registration Company, SAOC


Pakistan                            Central Depository Company of
                                    Pakistan Limited
                                    State Bank of Pakistan

Palestine                           Clearing Depository and Settlement,
                                    a department of the
                                    Palestine Stock Exchange


Peru                                Caja de Valores y Liquidaciones, Institucion
                                    De Compensacion y Liquidacion de
                                    Valores S.A

Philippines                         Philippine Central Depository, Inc.

                                    Registry of Scripless Securities
                                    (ROSS) of the Bureau of Treasury


Poland                              National Depository of Securities
                                    (Krajowy Depozyt Papierow
                                    Wartosciowych SA)
                                    Central Treasury Bills Registrar

Portugal                            Central de Valores Mobiliarios

Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market

Romania                             National Securities Clearing, Settlement and
                                    Depository Company
                                    Bucharest Stock Exchange Registry Division
                                    National Bank of Romania

Singapore                           Central Depository (Pte) Limited
                                    Monetary Authority of Singapore

Slovak Republic                     Stredisko cennych papierov
                                    National Bank of Slovakia

Slovenia                            Klirinsko Depotna Druzba d.d.

South Africa                        Central Depository Limited
                                    Share Transactions Totally Electronic
                                    (STRATE) Ltd.

Spain                               Servicio de Compensacion y
                                    Liquidacion de Valores, S.A.
                                    Banco de Espana, Central de
                                    Anotaciones en Cuenta

Sri Lanka                           Central Depository System (Pvt) Limited

Sweden                              Vardepapperscentralen  VPC AB
                                    (Swedish Central Securities Depository)

Switzerland                         SegaIntersettle AG (SIS)


Taiwan - R.O.C.                     Taiwan Securities Central
                                    Depository Co., Ltd.

Thailand                            Thailand Securities Depository
                                    Company Limited

Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres

Turkey                              Takas ve Saklama Bankasi A.S.
                                    (TAKASBANK)
                                    Central Bank of Turkey

Ukraine                             National Bank of Ukraine

United Kingdom                      Central Gilts Office and
                                    Central Moneymarkets Office

Venezuela                           Banco Central de Venezuela

Zambia                              LuSE Central Shares Depository Limited
                                    Bank of Zambia



TRANSNATIONAL

Euroclear


Clearstream Banking AG




The Guide to Custody in World       An overview of safekeeping and settlement
Markets                             practices  and  procedures in each market
(annually)                          in which State Street Bank and Trust
                                    Company offers custodial services.

Global Custody Network Review       Information relating to the operating history
(annually)                          and structure of depositories and
                                    subcustodians  located in the  markets  in
                                    which  State  Street  Bank and Trust
                                    Company    offers    custodial    services,
                                    including transnational depositories.

Global Legal Survey                 With respect to each market in which State
(annually)                          Street   Bank  and  Trust   Company   offers   custodial
                                    services,   opinions   relating  to  whether  local  law
                                    restricts  (i)  access  of a fund's  independent  public
                                    accountants   to  books   and   records   of  a  Foreign
                                    Sub-Custodian  or Foreign  Securities  System,  (ii) the
                                    Fund's  ability to recover in the event of bankruptcy or
                                    insolvency  of  a  Foreign   Sub-Custodian   or  Foreign
                                    Securities  System,  (iii) the Fund's ability to recover
                                    in the  event of a loss by a  Foreign  Sub-Custodian  or
                                    Foreign  Securities  System,  and (iv) the  ability of a
                                    foreign  investor to convert  cash and cash  equivalents
                                    to U.S. dollars.

Subcustodian Agreements             Copies of the subcustodian contracts State
(annually)                          Street  Bank and Trust  Company  has  entered  into with
                                    each  subcustodian  in the markets in which State Street
                                    Bank and Trust  Company  offers  subcustody  services to
                                    its US mutual fund clients.

Network Bulletins (weekly):         Developments  of interest to investors in the markets in
                                    which  State  Street  Bank  and  Trust  Company   offers
                                    custodial services.


Foreign Custody Advisories          With respect to markets in which State
(as necessary):                     Street Bank and Trust Company offers custodial  services
                                    which exhibit special custody risks,  developments which
                                    may impact State  Street's  ability to deliver  expected
                                    levels of service.


State Street Bank
Custody/PortRec Fee Schedule
Federated Investors
Federated Funds

                                       June 30, 1996

                                                                 June 30, 1996
                                          EXHIBIT 1

                        See Exhibit associated with Custodian Contract
                       at I:\Legal Research\Master Contracts\Kexhibits

State Street letterhead



February 27, 2002



Federated Services Company
Federated Investors Tower`
Pittsburgh, PA  15222-3779
Attention:  Arthur L. Cherry,
            President

      Re:   Remote Access Services

Dear Customer:

     State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street"), has developed and utilizes proprietary accounting and other systems in conjunction with the services which we provide to you under the Custodian Contract, dated December 1, 1993 and as amended and in effect from time to time. In this regard, we maintain certain information in databases under our control and ownership which we make available to our customers (the "Remote Access Services").


The Services

     State Street agrees to provide you, the Customer, and your designated investment advisors, consultants or other third parties authorized by State Street who agree to abide by the terms of this Agreement ("Authorized Designees") with access to In~SightSM as described in Exhibit A or such other systems as may be offered from time to time (the "System") on a remote basis.


Security Procedures

     You agree to comply, and to cause your Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. You agree to advise State Street immediately in the event that you learn or have reason to believe that any person to whom you have given access to the System or the Remote Access Services has violated or intends to violate the terms of this Agreement and you will cooperate with State Street in seeking injunctive or other equitable relief. You agree to discontinue use of the System or Remote Access Services, if requested, for any security reasons cited by State Street.


Fees

     Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the Custody Fee Schedule in effect from time to time between the parties (the "Fee Schedule"). You shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Agreement, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street.


Proprietary Information/Injunctive Relief

     The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to you by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). You agree on behalf of yourself and your Authorized Designees to keep the Proprietary Information confidential and to limit access to your employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by laws to be made public.

     You agree to use the Remote Access Services only in connection with the proper purposes of this Agreement. You will not, and will cause your employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Agreement, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of yourself, as our Customer.

     You agree that neither you nor your Authorized Designee will modify the System in any way, enhance or otherwise create derivative works based upon the System, nor will you or your Authorized Designees reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

     You acknowledge that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.


Limited Warranties

     State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology, including but not limited to the use of the Internet, and the necessity of relying on third party sources and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and you and your Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to you or your Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Agreement arising out of any cause or event beyond such party's control.

     State Street will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and the next one-hundred years, and if any changes are required, State Street will make the changes to its products at no cost to you and in a commercially reasonable time frame and will require third-party supplies to do likewise. You will do likewise for your systems.

     EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, STATE STREET FOR ITSELF AND ITS RELEVANT LICENSORS EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.


Infringement

     State Street will defend or, at our option, settle any claim or action brought against you to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by you under this Agreement constitutes direct infringement of any patent or copyright or misappropriation of a trade secret, provided that you will notify State Street promptly in writing of any such claim or proceeding and cooperate with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under any applicable patent, copyright or trade secret laws, State Street shall have the right, at State Street's sole option, to (i) procure for you the right to continue using the System or the Remote Access Services, (ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Agreement without further obligation.

Termination.

     Either party may terminate this Agreement (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to you or thirty (30) days' notice in the case of notice from you to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term or condition of the Agreement by giving the other party written notice of termination. This Agreement shall in any event terminate within ninety (90) days after the termination of any custodian agreement applicable to you. In the event of termination, you will return to State Street all copies of documentation and other confidential information in your possession or in the possession of your Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous

     This Agreement and the exhibits hereto constitute our entire understanding with respect to access to the System and Remote Access Services. This Agreement cannot be modified or altered except in a writing duly executed by both of us and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     Should you wish to avail yourself of the System and the Remote Access Services, pleas sign and return one copy of this letter. If you do not sign and return one copy of this letter we will deem your and your Authorized Designees' continued use of the System and the Remote Access Services to be your acceptance of these terms.

                        Very truly yours,

                        STATE STREET BANK AND TRUST COMPANY

                        By:  /s/ Joseph L. Hooley
                        Name:  Joseph L. Hooley
                        Title:  Executive Vice President


CONFIRMED AND AGREED:

FEDERATED SERVICES COMPANY


By:  /s/ Richard J. Thomas
Name:  Richard J. Thomas
Title:  Senior Vice President & Treasurer
Date:  3/29/02

FEDERATED INVESTMENT COMPANIES,
On Exhibit 1 (as it may be revised from time to time) of the Custodian Contract.

By:  /s/ John W. McGonigle
Name:  John W. McGonigle
Title:  Executive Vice President
Date:  5/14/02


                                         EXHIBIT A

                                          IN~SIGHT
                                 System Product Description

     In~SightSM provides bilateral information, delivery, interoperability, and on-line access to State Street. In~SightSM allows users a single point of entry into State Street's diverse systems and applications. Reports and data from systems such as Investment Policy MonitorSM, Multicurrency HorizonSM, Securities Lending, Performance & Analytics and Electronic Trade Delivery can be accessed through In~SightSM. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data lines or corporate high-speed backbones. In~SightSM also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through In~SightSM will continue to increase in direct proportion with the client roll out, as it is viewed as the information delivery system that will grow with our clients.




                               Exhibit (j)(i) under Form N-2



                            STATE STREET BANK AND TRUST COMPANY
                                GLOBAL CUSTODY FEE SCHEDULE
-------------------------------------------------------------------------------

                                      Federated Funds


==============================================================================
I.   Global Custody Services
==============================================================================

     Maintain custody of fund assets. Settle portfolio purchases and sales. Reporting buy and sell fails. Determining and collecting portfolio income. Make cash disbursements and reporting cash transactions in local and base currency. Monitor corporate actions. Withholding foreign taxes. File foreign tax reclaims. Report portfolio positions.

A.    Holding Fees (basis points per portfolio per annum)
B.    Trading (US Dollars)

       =======================================================================
       Countries      Holdings Trades     Countries         Holdings  Trades
       =======================================================================
       Argentina        30.0    $65.00    Korea                13.0    $50.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Australia         3.0    $50.00    Luxembourg           10.0    $75.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Austria           4.0    $50.00    Malaysia             13.0    $70.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Bangladesh       40.0   $175.00    Mauritius            40.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Belgium           6.0    $50.00    Mexico               10.0    $25.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Bolivia          40.0   $150.00    Morocco              30.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Botswana         40.0   $150.00    Namibia              40.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Brazil           30.0    $75.00    Netherlands           6.0    $25.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Canada            1.5    $12.00    New Zealand           6.0    $50.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Chile            30.0    $75.00    Norway                3.0    $65.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       China            21.0   $150.00    Pakistan             21.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Columbia         40.0   $150.00    Peru                 40.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Cypress          40.0   $150.00    Philippines          13.0   $100.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Czech Republic   30.0   $150.00    Poland               30.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Denmark           3.0    $60.00    Portugal             21.0   $100.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Ecuador          21.0   $100.00    Singapore             6.0    $65.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Egypt            30.0   $125.00    Slovak Republic      30.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Euroclear         3.0    $25.00    South Africa          3.0    $25.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Finland           6.0    $60.00    Spain                 6.0    $65.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       France            6.0    $60.00    Sri Lanka            13.0    $70.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Germany           3.0    $25.00    Swaziland            40.0   $100.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Ghana            40.0   $150.00    Sweden                3.0    $60.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Greece           30.0   $125.00    Switzerland           3.0    $50.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Hong Kong         6.0    $50.00    Taiwan               13.0    $60.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Hungary          30.0   $150.00    Thailand             10.0    $40.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       India            30.0   $175.00    Trinidad      and    40.0   $150.00
                                          Tobago
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Indonesia        13.0    $75.00    Tunisia              40.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Ireland           3.0    $45.00    Turkey               30.0    $95.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Israel           13.0   $125.00    United Kingdom        3.0    $30.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Italy             6.0    $60.00    Uruguay              21.0   $100.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Jamaica          40.0   $150.00    Venezuela            30.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Japan             3.0    $25.00    Zambia               40.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Jordan           40.0   $150.00    Zimbabwe             40.0   $150.00
       -----------------------------------------------------------------------
       -----------------------------------------------------------------------
       Kenya            40.0   $150.00
       -----------------------------------------------------------------------

==============================================================================
II.  Other Transaction Charges
==============================================================================

     Per Domestic Fee Schedule.

==============================================================================
III. Special Services
==============================================================================

     Fees for activities of a non-recurring nature such as fund consolidations or reorganizations, extraordinary security shipments and the preparation of special reports will be subject to negotiation.

==============================================================================
IV.  Out of Pocket Expenses
==============================================================================

     A billing for the recovery of applicable out of pocket expenses on international transactions, e.g., stamp duty, registration fees, telex messages, etc., will be made as of the end of each month.

==============================================================================
V.   Payment
==============================================================================

     The above fees will be charged against the fund's custodian DDA thirty (30) days after the invoice is mailed to the fund's offices.

==============================================================================
VI.  Term of the Contract
==============================================================================

     The parties agree that this fee schedule shall become effective January 1, 1997.

FEDERATED SERVICES COMPANY              STATE STREET BANK AND TRUST CO.

Name:   /s/ Douglas L. Hein             Name:   /s/ Michael E. Hagerty

Title:  Sr. Vice President/             Title:  Vice President
        Fed. Services Co.

Date:   April 15, 1997                  Date:   April 8, 1997



                                                 Exhibit (j)(ii) under Form N-2


                                        STATE STREET
                                       GLOBAL CUSTODY

                                        FEE SCHEDULE
            Addendum to Global Custody Fee Schedule Executed on January 1, 1997

                                      Federated Funds



      Country                 Holdings Charge         Trading Charge

       Russia                   55 Basis Points            $300



FEDERATED SERVICES COMPANY          STATE STREET BANK & TRUST CO.

BY:  /s/ Arthur Cherry              BY:  /s/ Michael E. Hagerty

TITLE:  President & CEO             TITLE:  Vice President

DATE:  August 25, 1997              DATE:  August 13, 1997



                                              Exhibit (j)(iii) under Form N-2



                                                                   Schedule 1
                                     STATE STREET BANK
                                          CUSTODY /
                                  PORTFOLIO RECORD KEEPING
                                        FEE SCHEDULE


                                     Federated Investors
                                    -- Federated Funds --



I.  Custody Services
-------------------------------------------------------------------------------

     Maintain Custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Monitor corporate actions.

                                                   ANNUAL FEES

   ASSET

First $500 Million....................................1.0 Basis Point
Excess..................................................5 Basis Point

Minimum fee per year..........................................$15,000
Maximum fee per year..........................................$90,000
Wire Fees..............................................$3.50 per wire
Settlements:
   Each DTC Commercial Paper....................................$9.00
   Each DTC Transaction.........................................$9.00
   Each Federal Reserve Book Entry Transaction (Repo)...........$4.50
   Each Repo with Banks Other than State Street Bank............$7.50
   Each Physical Transaction (NY/Boston, Private Placement)....$21.75
   Each Option Written/Exercised/Expired.......................$18.75
   Each Stock Loan Transaction.................................$12.00
   Each Book Entry Muni (Sub-custody) Transaction..............$15.00
   Index Fund/ETD..........................................Cost + 15%


-------------------------------------------------------------------------------
II.  Portfolio Record keeping / Fund Accounting Services

     Maintain investment ledgers, provide selected portfolio transactions, position and income reports. Maintain general ledger and capital stock accounts. Prepare daily trial balance. Provide selected general ledger reports. Calculate net asset value daily. Securities yield or market value quotations will be provided to State Street by the fund or via State Street Bank automated pricing services.

                                                   ANNUAL FEES

   ASSET

First $250 Million...................................2.0 Basis Points
Next $250 Million.....................................1.5Basis Points
Next $250 Million.....................................1.0 Basis Point
Excess..................................................5 Basis Point

Minimum fee per year..........................................$39,000
Maximum fee per year........................................$120,000
Additional class of shares per year..........................$12,000



III.  Multicurrency Horizon Remote Service
-------------------------------------------------------------------------------

July 1, 1993 - July 1, 1995.................................No Charge

Post July 1, 1995.......................$5,000 per portfolio per year
   ....................................$   500 per portfolio per year
   for each additional
   class



IV.  Out-Of-Pocket Expenses
-------------------------------------------------------------------------------

Pricing Fees
Telephone
Postage & Insurance
Armored carrier costs
Legal fees
Supplies related to fund records
Processing validation certificates
Forms, envelopes, Xerox copies, supplies, etc.
Travel and setup expenses related to Horizon Remote
Lease and multiplex switching lines related to Horizon Remote



V.  Special Services
-------------------------------------------------------------------------------

     Fees for activities of a non-recurring nature such as fund consolidation or reorganization, extraordinary security shipments and the preparation of special reports will be subject to negotiation.



VI.  Coupon Clipping
-------------------------------------------------------------------------------

Monitoring for calls and processing for each monthly issue held

Monthly Charge..................................................$5.00



VII.  Balance Credit
-------------------------------------------------------------------------------

     A balance credit equal to 75% of the average balance in the custodian account for the month billed times the 30-day T-Bill Rate on the last Monday of the month billed will be applied against Section I through V above.



VIII.  Term of the Contract
-------------------------------------------------------------------------------

     The parties agree that this fee schedule shall become effective January 1, 1996, and will remain in effect until it is revised as a result of negotiations initiated by either party.


FEDERATED SERVICES CO.                          STATE STREET BANK & TRUST CO.


By: Douglas L. Hein                             By:  Frank J. Sidoti, Jr.
Senior Vice President                           Vice President
December 5, 1995                                December 7, 1995



                                                                    Schedule 2

                                      STATE STREET BANK
                                    CUSTODY FEE SCHEDULE


                                     Federated Investors
                                 -- Bank Proprietary Funds --



I.  Custody Services
-------------------------------------------------------------------------------

     Maintain Custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Monitor corporate actions.

                                        ANNUAL FEES

   ASSET

First $500 Million....................................1.0 Basis Point
Excess..................................................5 Basis Point

Minimum fee per year..........................................$15,000
Wire Fees..............................................$3.50 per wire
Settlements:
   Each DTC Commercial Paper....................................$9.00
   Each DTC Transaction.........................................$9.00
   Each Federal Reserve Book Entry Transaction (Repo)...........$4.50
   Each Repo with Banks Other than State Street Bank............$7.50
   Each Physical Transaction (NY/Boston, Private Placement)....$21.75
   Each Option Written/Exercised/Expired.......................$18.75
   Each Stock LoanTransaction..................................$12.00
   Each Book Entry Muni (Sub-custody) Transaction..............$15.00
   Index Fund/ETD..........................................Cost + 15%



II.  Multicurrency Horizon Remote Service
-------------------------------------------------------------------------------

July 1, 1993 - July 1, 1995.................................No Charge

Post July 1, 1995.......................$5,000 per portfolio per year
   ....................................$   500 per portfolio per year
   for each additional
   class


III.  Out-Of-Pocket Expenses

Telephone
Postage & Insurance
Armored carrier costs
Legal fees
Supplies related to fund records
Processing validation certificates
Forms, envelopes, Xerox copies, supplies, etc.



IV.  Special Services
-------------------------------------------------------------------------------

     Fees for activities of a non-recurring nature such as fund consolidation or reorganization, extraordinary security shipments and the preparation of special reports will be subject to negotiation.



V.  Coupon Clipping
-------------------------------------------------------------------------------

Monitoring for calls and processing for each monthly issue held

Monthly Charge..................................................$5.00



VI.  Balance Credit
------------------------------------------------------------------------------

     A balance credit equal to 75% of the average balance in the custodian account for the month billed times the 30-day T-Bill Rate on the last Monday of the month billed will be applied against Section I through IV above.



VII.  Term of the Contract
-------------------------------------------------------------------------------

     The parties agree that this fee schedule shall become effective January 1, 1996, and will remain in effect until it is revised as a result of negotiations initiated by either party.


FEDERATED SERVICES CO.                          STATE STREET BANK & TRUST CO.


By: Douglas L. Hein                             By:  Frank J. Sidoti, Jr.
Senior Vice President                           Vice President
December 5, 1995                                December 7, 1995





                                                 Exhibit (j)(iv) under Form N-2



                                        STATE STREET
                                      DOMESTIC CUSTODY

                                        FEE SCHEDULE
-------------------------------------------------------------------------------

                                      Federated Funds


I.    Custody Services
-------------------------------------------------------------------------------

     Maintain custody of fund assets. Settle portfolio purchases and sales. Report buy and sell fails. Determine and collect portfolio income. Make cash disbursements and report cash transactions. Monitor corporate actions.

                                        ANNUAL FEES

      ASSET

     Per Fund                                                         .25 Basis Points

     Wire Fees                                                          $3.00 per wire

      Settlements:

     o   Each DTC Transaction                                                  $5.00
     o   Each Federal Reserve Book Entry Transaction                           $3.75
     o   Each Repo Transaction (All Repo)                                      $3.75
     o   Each Physical Transaction (NY/Boston, Private Placement)             $15.00
     o   Each Option Written/Exercised/Expired                                $18.75
o       Each Book Entry Muni (Sub-custody) Transaction                        $15.00
     o   Government Paydowns                                                   $5.00
     o   Maturity Collections                                                  $8.00
     o   PTC Transactions                                                      $6.00


II.   Special Services
-------------------------------------------------------------------------------

     Fees for activities of a non-recurring nature such as fund consolidation or reorganization, extraordinary security shipments and the preparation of special reports will be subject to negotiation.




III.  Balance Credit
-------------------------------------------------------------------------------

     Municipal Funds A balance credit equal to 75% of the average demand deposit account balance in the custodian account for the month billed times the 30 day T-Bill Rate on the last Monday of the month billed, will be applied against the month's custodian bill.

     Transfer Agent A balance credit equal to 100% of the average balance in the transfer agent demand deposit accounts, less the reserve requirement and applicable related expenses, times 75% of the 30 average Fed Funds Rate.


IV.   Payment
-------------------------------------------------------------------------------

     The above fees will be charged against the funds' custodian checking account thirty (30) days after the invoice is mailed to the funds' offices.


V. Term of Contract
-------------------------------------------------------------------------------

     The parties agree that this fee schedule shall become effective January 1, 1997.

FEDERATED SERVICES COMPANY                    STATE STREET

BY:    /s/ Douglas L. Hein                    BY:     /s/ Michael E. Hagerty

TITLE: Senior Vice President                  TITLE:  Vice President

DATE:  April 15, 1997                         DATE:   April 8, 1997



                                                     Exhibit (k) under Form N-2



                                     AMENDED & RESTATED
                                         AGREEMENT
                                            for
                                 FUND ACCOUNTING SERVICES,
                                  ADMINISTRATIVE SERVICES,
                                  TRANSFER AGENCY SERVICES
                                            and
                                CUSTODY SERVICES PROCUREMENT

     AGREEMENT made as of March 1, 1996, and amended and restated as of September 1, 1997, by and between those investment companies listed on Exhibit 1 as may be amended from time to time, having their principal office and place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (the "Investment Company"), on behalf of the portfolios (individually referred to herein as a "Fund" and collectively as "Funds") of the Investment Company, and FEDERATED SERVICES COMPANY, a Pennsylvania corporation, having its principal office and place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 on behalf of itself and its subsidiaries (the "Company").

     WHEREAS, the Investment Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), with authorized and issued shares of capital stock or beneficial interest ("Shares");

     WHEREAS, the Investment Company may desire to retain the Company as fund accountant to provide fund accounting services (as herein defined) including certain pricing, accounting and recordkeeping services for each of the Funds, including any classes of shares issued by any Fund ("Classes") if so indicated on Exhibit 1, and the Company desires to accept such appointment;

     WHEREAS, the Investment Company may desire to appoint the Company as its administrator to provide it with administrative services (as herein defined), if so indicated on Exhibit, and the Company desires to accept such appointment;

     WHEREAS, the Investment Company may desire to appoint the Company as its transfer agent and dividend disbursing agent to provide it with transfer agency services (as herein defined) if so indicated on Exhibit 1, and agent in connection with certain other activities, and the Company desires to accept such appointment; and

     WHEREAS, the Investment Company may desire to appoint the Company as its agent to select, negotiate and subcontract for custodian services from an approved list of qualified banks if so indicated on Exhibit 1, and the Company desires to accept such appointment; and

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION ONE: Fund Accounting.

     Article 1. Appointment. The Investment Company hereby appoints the Company to provide certain pricing and accounting services to the Funds, and/or the Classes, for the period and on the terms set forth in this Agreement. The Company accepts such appointment and agrees to furnish the services herein set forth in return for the compensation as provided in Article 3 of this Section.

     Article 2. The Company's Duties. Subject to the supervision and control of the Investment Company's Board of Trustees or Directors ("Board"), the Company will assist the Investment Company with regard to fund accounting for the Investment Company, and/or the Funds, and/or the Classes, and in connection therewith undertakes to perform the following specific services;

     A. Value the assets of the Funds using: primarily, market quotations, including the use of matrix pricing, supplied by the independent pricing services selected by the Company in consultation with the adviser, or sources selected by the adviser, and reviewed by the board; secondarily, if a designated pricing service does not provide a price for a security which the Company believes should be available by market quotation, the Company may obtain a price by calling brokers designated by the investment adviser of the fund holding the security, or if the adviser does not supply the names of such brokers, the Company will attempt on its own to find brokers to price those securities;
thirdly, for securities for which no market price is available, the Pricing Committee of the Board will determine a fair value in good faith. Consistent with Rule 2a-4 of the 40 Act, estimates may be used where necessary or appropriate. The Company's obligations with regard to the prices received from outside pricing services and designated brokers or other outside sources, is to exercise reasonable care in the supervision of the pricing agent. The Company is not the guarantor of the securities prices received from such agents and the Company is not liable to the Fund for potential errors in valuing a Fund's assets or calculating the net asset value per share of such Fund or Class when the calculations are based upon such prices. All of the above sources of prices used as described are deemed by the Company to be authorized sources of security prices. The Company provides daily to the adviser the securities prices used in calculating the net asset value of the fund, for its use in preparing exception reports for those prices on which the adviser has comment. Further, upon receipt of the exception reports generated by the adviser, the Company diligently pursues communication regarding exception reports with the designated pricing agents;

     B. Determine the net asset value per share of each Fund and/or Class, at the time and in the manner from time to time determined by the Board and as set forth in the Prospectus and Statement of Additional Information ("Prospectus") of each Fund;

     C. Calculate the net income of each of the Funds, if any;

     D. Calculate realized capital gains or losses of each of the Funds resulting from sale or disposition of assets, if any;

     E. Maintain the general ledger and other accounts, books and financial records of the Investment Company, including for each Fund, and/or Class, as required under Section 31(a) of the 1940 Act and the Rules thereunder in connection with the services provided by the Company;

     F. Preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records to be maintained by Rule 31a-1 under the 1940 Act in connection with the services provided by the Company. The Company further agrees that all such records it maintains for the Investment Company are the property of the Investment Company and further agrees to surrender promptly to the Investment Company such records upon the Investment Company's request;

     G. At the request of the Investment Company, prepare various reports or other financial documents in accordance with generally accepted accounting principles as required by federal, state and other applicable laws and regulations; and

     H. Such other similar services as may be reasonably requested by the Investment Company.

     The foregoing, along with any additional services that the Company shall agree in writing to perform for the Investment Company under this Section One, shall hereafter be referred to as "Fund Accounting Services."

     Article 3. Compensation and Allocation of Expenses. A. The Funds willm compensate the Company for Fund Accounting Services in accordance with the fees agreed upon from time to time between the parties hereto. Such fees do not include out-of-pocket disbursements of the Company for which the Funds shall reimburse the Company. Out-of-pocket disbursements shall include, but shall not be limited to, the items agreed upon between the parties from time to time.

     B. The Fund and/or the Class, and not the Company, shall bear the cost of: custodial expenses; membership dues in the Investment Company Institute or any similar organization; transfer agency expenses; investment advisory expenses; Prospectuses, reports and notices; administrative expenses; interest on borrowed money; brokerage commissions; taxes and fees payable to federal, state and other governmental agencies; fees of Trustees or Directors of the Investment Company; independent auditors expenses; legal and audit department expenses billed to the Company for work performed related to the Investment Company, the Funds, or the Classes; law firm expenses; organizational expenses; or other expenses not specified in this Article 3 which may be properly payable by the Funds and/or Classes.

     C. The compensation and out-of-pocket expenses attributable to the Fund shall be accrued by the Fund and shall be paid to the Company no less frequently than monthly, and shall be paid daily upon request of the Company. The Company will maintain detailed information about the compensation and out-of-pocket expenses by Fund and Class.

     D. Any schedule of compensation agreed to hereunder, as may be adjusted from time to time, shall be dated and signed by a duly authorized officer of the Investment Company and/or the Funds and a duly authorized officer of the Company.

     E. The fee for the period from the effective date of this Agreement with respect to a Fund or a Class to the end of the initial month shall be prorated according to the proportion that such period bears to the full month period. Upon any termination of this Agreement before the end of any month, the fee for such period shall be prorated according to the proportion which such period bears to the full month period. For purposes of determining fees payable to the Company, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Fund's Prospectus.

     F. The Company, in its sole discretion, may from time to time subcontract to, employ or associate with itself such person or persons as the Company may believe to be particularly suited to assist it in performing Fund Accounting Services. Such person or persons may be affiliates of the Company, third-party service providers, or they may be officers and employees who are employed by both the Company and the Investment Company; provided, however, that the Company shall be as fully responsible to each Fund for the acts and omissions of any such subcontractor as it is for its own acts and omissions. The compensation of such person or persons shall be paid by the Company and no obligation shall be incurred on behalf of the Investment Company, the Funds, or the Classes in such respect.

SECTION TWO:  ADMINISTRATIVE SERVICES.

Article 4.  Appointment.

     The Investment Company hereby appoints the Company as Administrator for the period on the terms and conditions set forth in this Agreement. The Company hereby accepts such appointment and agrees to furnish the services set forth in
Article 5 of this Agreement in return for the compensation set forth in Article 9 of this Agreement.

Article 5.  The Company's Duties.

     As Administrator, and subject to the supervision and control of the Board and in accordance with Proper Instructions (as defined hereafter) from the Investment Company, the Company will provide facilities, equipment, and personnel to carry out the following administrative services for operation of the business and affairs of the Investment Company and each of its portfolios:

     A. prepare, file, and maintain the Investment Company's governing documents and any amendments thereto, including the Charter (which has already been prepared and filed), the By-laws and minutes of meetings of the Board and Shareholders;

     B. prepare and file with the Securities and Exchange Commission and the appropriate state securities authorities the registration statements for the Investment Company and the Investment Company's shares and all amendments thereto, reports to regulatory authorities and shareholders, prospectuses, proxy statements, and such other documents all as may be necessary to enable the Investment Company to make a continuous offering of its shares;

     C. prepare, negotiate, and administer contracts (if any) on behalf of the Investment Company with, among others, the Investment Company's investment advisers and distributors, subject to any applicable restrictions of the Board or the 1940 Act;

     D. calculate performance data of the Investment Company for dissemination to information services covering the investment company industry;

     E. prepare and file the Investment Company's tax returns;

     F. coordinate the layout and printing of publicly disseminated prospectuses and reports;

     G. perform internal audit examinations in accordance with a charter to be adopted by the Company and the Investment Company;

     H. assist with the design, development, and operation of the Investment Company and the Funds;

     I. provide individuals reasonably acceptable to the Board for nomination, appointment, or election as officers of the Investment Company, who will be responsible for the management of certain of the Investment Company's affairs as determined by the Investment Company's Board; and

     J. consult with the Investment Company and its Board on matters concerning the Investment Company and its affairs.

     The foregoing, along with any additional services that the Company shall agree in writing to perform for the Investment Company under this Section Two, shall hereafter be referred to as "Administrative Services."

Article 6.  Records.

     The Company shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the Investment Company act of 1940 and the rules thereunder, as the same may be amended from time to time, pertaining to the Administrative Services performed by it and not otherwise created and maintained by another party pursuant to contract with the Investment Company. Where applicable, such records shall be maintained by the Company for the periods and in the places required by Rule 31a-2 under the 1940 Act. The books and records pertaining to the Investment Company which are in the possession of the Company shall be the property of the Investment Company. The Investment Company, or the Investment Company's authorized representatives, shall have access to such books and records at all times during the Company's normal business hours. Upon the reasonable request of the Investment Company, copies of any such books and records shall be provided promptly by the Company to the Investment Company or the Investment Company's authorized representatives.

Article 7.  Duties of the Fund.

     The Fund assumes full responsibility for the preparation, contents and distribution of its own offering document and for complying with all applicable requirements the 1940 Act, the Internal Revenue Code, and any other laws, rules and regulations of government authorities having jurisdiction.

Article 8.  Expenses.

     The Company shall be responsible for expenses incurred in providing office space, equipment, and personnel as may be necessary or convenient to provide the Administrative Services to the Investment Company, including the compensation of the Company employees who serve as trustees or directors or officers of the Investment Company. The Investment Company shall be responsible for all other expenses incurred by the Company on behalf of the Investment Company, including without limitation postage and courier expenses, printing expenses, travel expenses, registration fees, filing fees, fees of outside counsel and independent auditors, or other professional services, organizational expenses, insurance premiums, fees payable to persons who are not the Company's employees, trade association dues, and other expenses properly payable by the Funds and/or the Classes.

Article 9.  Compensation.

     For the Administrative Services provided, the Investment Company hereby agrees to pay and the Company hereby agrees to accept as full compensation for its services rendered hereunder an administrative fee at an annual rate per Fund, as specified below.

     The compensation and out of pocket expenses attributable to the Fund shall be accrued by the Fund and paid to the Company no less frequently than monthly, and shall be paid daily upon request of the Company. The Company will maintain detailed information about the compensation and out of pocket expenses by the Fund. Max. Admin. Average Daily Net Assets Fee of the Funds .150% on the first $250 million .125% on the next $250 million .100% on the next $250 million .075% on assets in excess of $750 million (Average Daily Net Asset break-points are on a complex-wide basis)

     However, in no event shall the administrative fee received during any year of the Agreement be less than, or be paid at a rate less than would aggregate $125,000 per Fund and $30,000 per Class. The minimum fee set forth above in this
Article 9 may increase annually upon each March 1 anniversary of this Agreement over the minimum fee during the prior 12 months, as calculated under this agreement, in an amount equal to the increase in Pennsylvania Consumer Price Index (not to exceed 6% annually) as last reported by the U.S. Bureau of Labor Statistics for the twelve months immediately preceding such anniversary.

Article 10.  Responsibility of Administrator.

     A. The Company shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Company shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Investment Company) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Any person, even though also an officer, director, trustee, partner, employee or agent of the Company, who may be or become an officer, director, trustee, partner, employee or agent of the Investment Company, shall be deemed, when rendering services to the Investment Company or acting on any business of the Investment Company (other than services or business in connection with the duties of the Company hereunder) to be rendering such services to or acting solely for the Investment Company and not as an officer, director, trustee, partner, employee or agent or one under the control or direction of the Company even though paid by the Company.

     B. The Company shall be kept indemnified by the Investment Company and be without liability for any action taken or thing done by it in performing the Administrative Services in accordance with the above standards. In order that the indemnification provisions contained in this Article 10 shall apply, however, it is understood that if in any case the Investment Company may be asked to indemnify or hold the Company harmless, the Investment Company shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the Company will use all reasonable care to identify and notify the Investment Company promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Investment Company. The Investment Company shall have the option to defend the Company against any claim which may be the subject of this indemnification. In the event that the Investment Company so elects, it will so notify the Company and thereupon the Investment Company shall take over complete defense of the claim, and the Company shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this Article. The Company shall in no case confess any claim or make any compromise in any case in which the Investment Company will be asked to indemnify the Company except with the Investment Company's written consent.

SECTION THREE: Transfer Agency Services.

     Article 11. Terms of Appointment. Subject to the terms and conditions set forth in this Agreement, the Investment Company hereby appoints the Company to act as, and the Company agrees to act as, transfer agent and dividend disbursing agent for each Fund's Shares, and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of any Fund ("Shareholder(s)"), including without limitation any periodic investment plan or periodic withdrawal program.

     Article 12. Duties of the Company. The Company shall perform the following services in accordance with Proper Instructions as may be provided from time to time by the Investment Company as to any Fund:

   A.   Purchases

     (1) The Company shall receive orders and payment for the purchase of shares and promptly deliver payment and appropriate documentation therefore to the custodian of the relevant Fund, (the "Custodian"). The Company shall notify the Fund and the Custodian on a daily basis of the total amount of orders and payments so delivered.

     (2) Pursuant to purchase orders and in accordance with the Fund's current Prospectus, the Company shall compute and issue the appropriate number of Shares of each Fund and/or Class and hold such Shares in the appropriate Shareholder accounts.

     (3) In the event that any check or other order for the purchase of Shares of the Fund and/or Class is returned unpaid for any reason, the Company shall debit the Share account of the Shareholder by the number of Shares that had been credited to its account upon receipt of the check or other order, promptly mail a debit advice to the Shareholder, and notify the Fund and/or Class of its action. In the event that the amount paid for such Shares exceeds proceeds of the redemption of such Shares plus the amount of any dividends paid with respect to such Shares, the Fund and/the Class or its distributor will reimburse the Company on the amount of such excess.

     B. Distribution

     (1) Upon notification by the Funds of the declaration of any distribution to Shareholders, the Company shall act as Dividend Disbursing Agent for the Funds in accordance with the provisions of its governing document and the then-current Prospectus of the Fund. The Company shall prepare and mail or credit income, capital gain, or any other payments to Shareholders. As the Dividend Disbursing Agent, the Company shall, on or before the payment date of any such distribution, notify the Custodian of the estimated amount required to pay any portion of said distribution which is payable in cash and request the Custodian to make available sufficient funds for the cash amount to be paid out. The Company shall reconcile the amounts so requested and the amounts actually received with the Custodian on a daily basis. If a Shareholder is entitled to receive additional Shares by virtue of any such distribution or dividend, appropriate credits shall be made to the Shareholder's account; and

     (2) The Company shall maintain records of account for each Fund and Class and advise the Investment Company, each Fund and Class and its Shareholders as to the foregoing.

   C.   Redemptions and Transfers

     (1) The Company shall receive redemption requests and redemption directions and, if such redemption requests comply with the procedures as may be described in the Fund Prospectus or set forth in Proper Instructions, deliver the appropriate instructions therefor to the Custodian. The Company shall notify the Funds on a daily basis of the total amount of redemption requests processed and monies paid to the Company by the Custodian for redemptions.

     (2) At the appropriate time upon receiving redemption proceeds from the Custodian with respect to any redemption, the Company shall pay or cause to be paid the redemption proceeds in the manner instructed by the redeeming Shareholders, pursuant to procedures described in the then-current Prospectus of the Fund.

     (3) If any certificate returned for redemption or other request for redemption does not comply with the procedures for redemption approved by the Fund, the Company shall promptly notify the Shareholder of such fact, together with the reason therefor, and shall effect such redemption at the price applicable to the date and time of receipt of documents complying with said procedures.

     (4) The Company shall effect transfers of Shares by the registered owners thereof.

     (5) The Company shall identify and process abandoned accounts and uncashed checks for state escheat requirements on an annual basis and report such actions to the Fund.

   D.   Recordkeeping

     (1) The Company shall record the issuance of Shares of each Fund, and/or Class, and maintain pursuant to applicable rules of the Securities and Exchange Commission ("SEC") a record of the total number of Shares of the Fund and/or Class which are authorized, based upon data provided to it by the Fund, and issued and outstanding. The Company shall also provide the Fund on a regular basis or upon reasonable request with the total number of Shares which are authorized and issued and outstanding, but shall have no obligation when recording the issuance of Shares, except as otherwise set forth herein, to monitor the issuance of such Shares or to take cognizance of any laws relating to the issue or sale of such Shares, which functions shall be the sole responsibility of the Funds.

     (2) The Company shall establish and maintain records pursuant to applicable rules of the SEC relating to the services to be performed hereunder in the form and manner as agreed to by the Investment Company or the Fund to include a record for each Shareholder's account of the following:

     (a) Name, address and tax identification number (and whether such number has been certified);

     (b) Number of Shares held;

     (c) Historical information regarding the account, including dividends paid and date and price for all transactions;

     (d) Any stop or restraining order placed against the account;

     (e) Information with respect to withholding in the case of a foreign account or an account for which withholding is required by the Internal Revenue Code;

     (f) Any dividend reinvestment order, plan application, dividend address and correspondence relating to the current maintenance of the account;

     (g) Certificate numbers and denominations for any Shareholder holding certificates;

     (h) Any information required in order for the Company to perform the calculations contemplated or required by this Agreement.

     (3) The Company shall preserve any such records required to be maintained pursuant to the rules of the SEC for the periods prescribed in said rules as specifically noted below. Such record retention shall be at the expense of the Company, and such records may be inspected by the Fund at reasonable times. The Company may, at its option at any time, and shall forthwith upon the Fund's demand, turn over to the Fund and cease to retain in the Company's files, records and documents created and maintained by the Company pursuant to this Agreement, which are no longer needed by the Company in performance of its services or for its protection. If not so turned over to the Fund, such records and documents will be retained by the Company for six years from the year of creation, during the first two of which such documents will be in readily accessible form. At the end of the six year period, such records and documents will either be turned over to the Fund or destroyed in accordance with Proper Instructions.

   E.   Confirmations/Reports

     (1) The Company shall furnish to the Fund periodically the following information:

     (a) A copy of the transaction register;

     (b) Dividend and reinvestment blotters;

     (c) The total number of Shares issued and outstanding in each state for "blue sky" purposes as determined according to Proper Instructions delivered from time to time by the Fund to the Company;

     (d) Shareholder lists and statistical information;

     (e)  Payments  to  third  parties  relating  to  distribution   agreements,
allocations  of  sales  loads,   redemption  fees,  or  other   transaction-  or
sales-related payments;

     (f) Such other information as may be agreed upon from time to time.

     (2) The Company shall prepare in the appropriate form, file with the Internal Revenue Service and appropriate state agencies, and, if required, mail to Shareholders, such notices for reporting dividends and distributions paid as are required to be so filed and mailed and shall withhold such sums as are required to be withheld under applicable federal and state income tax laws, rules and regulations.

     (3) In addition to and not in lieu of the services set forth above, the Company shall:

     (a) Perform all of the customary services of a transfer agent, dividend disbursing agent and, as relevant, agent in connection with accumulation, open-account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to: maintaining all Shareholder accounts, mailing Shareholder reports and Prospectuses to current Shareholders, withholding taxes on accounts subject to back-up or other withholding (including non-resident alien accounts), preparing and filing reports on U.S. Treasury Department Form 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other conformable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information; and

     (b) provide a system which will enable the Fund to monitor the total number of Shares of each Fund (and/or Class) sold in each state ("blue sky reporting"). The Fund shall by Proper Instructions (i) identify to the Company those transactions and assets to be treated as exempt from the blue sky reporting for each state and (ii) verify the classification of transactions for each state on the system prior to activation and thereafter monitor the daily activity for each state. The responsibility of the Company for each Fund's (and/or Class's) state blue sky registration status is limited solely to the recording of the initial classification of transactions or accounts with regard to blue sky compliance and the reporting of such transactions and accounts to the Fund as provided above.

   F.   Other Duties

     (1) The Company shall answer correspondence from Shareholders relating to their Share accounts and such other correspondence as may from time to time be addressed to the Company;

     (2) The Company shall prepare Shareholder meeting lists, mail proxy cards and other material supplied to it by the Fund in connection with Shareholder meetings of each Fund; receive, examine and tabulate returned proxies, and certify the vote of the Shareholders;

     (3) The Company shall establish and maintain faclities and procedures for safekeeping of check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such forms and devices.

     The foregoing, along with any additional services that the Company shall agree in writing to perform for the Investment Company under this Section Three, shall hereafter be referred to as "Transfer Agency Services."



Article 13.  Duties of the Investment Company.
   A.   Compliance

     The Investment Company or Fund assume full responsibility for the preparation, contents and distribution of their own and/or their classes' Prospectus and for complying with all applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act and any laws, rules and regulations of government authorities having jurisdiction.

   B.   Distributions

     The Fund shall promptly inform the Company of the declaration of any dividend or distribution on account of any Fund's shares.

Article 14.  Compensation and Expenses.
   A.   Annual Fee

     For performance by the Company pursuant to Section Three of this Agreement, the Investment Company and/or the Fund agree to pay the Company an annual maintenance fee for each Shareholder account as agreed upon between the parties and as may be added to or amended from time to time. Such fees may be changed from time to time subject to written agreement between the Investment Company and the Company. Pursuant to information in the Fund Prospectus or other information or instructions from the Fund, the Company may sub-divide any Fund into Classes or other sub-components for recordkeeping purposes. The Company will charge the Fund the same fees for each such Class or sub-component the same as if each were a Fund.

   B.   Reimbursements

     In addition to the fee paid under Article 7A above, the Investment Company and/or Fund agree to reimburse the Company for out-of-pocket expenses or advances incurred by the Company for the items agreed upon between the parties, as may be added to or amended from time to time. In addition, any other expenses incurred by the Company at the request or with the consent of the Investment Company and/or the Fund, will be reimbursed by the appropriate Fund.

     C. Payment

     The compensation and out-of-pocket expenses shall be accrued by the Fund and shall be paid to the Company no less frequently than monthly, and shall be paid daily upon request of the Company. The Company will maintain detailed information about the compensation and out-of-pocket expenses by Fund and Class.

     D. Any schedule of compensation agreed to hereunder, as may be adjusted from time to time, shall be dated and signed by a duly authorized officer of the Investment Company and/or the Funds and a duly authorized officer of the Company.

SECTION FOUR: Custody Services Procurement.

     Article 15. Appointment. The Investment Company hereby appoints Company as its agent to evaluate and obtain custody services from a financial institution that (i) meets the criteria established in Section 17(f) of the 1940 Act and
(ii) has been approved by the Board as eligible for selection by the Company as a custodian (the "Eligible Custodian"). The Company accepts such appointment.

     Article 16. The Company and Its Duties. Subject to the review, supervision and control of the Board, the Company shall:

     A. evaluate and obtain custody services from a financial institution that meets the criteria established in Section 17(f) of the 1940 Act and has been approved by the Board as being eligible for selection by the Company as an Eligible Custodian;

     B. negotiate and enter into agreements with Eligible Custodians for the benefit of the Investment Company, with the Investment Company as a party to each such agreement. The Company may, as paying agent, be a party to any agreement with any such Eligible Custodian;

     C. establish procedures to monitor the nature and the quality of the services provided by Eligible Custodians;

     D. monitor and evaluate the nature and the quality of services provided by Eligible Custodians;

     E. periodically provide to the Investment Company (i) written reports on the activities and services of Eligible Custodians; (ii) the nature and amount of disbursements made on account of the each Fund with respect to each custodial agreement; and (iii) such other information as the Board shall reasonably request to enable it to fulfill its duties and obligations under Sections 17(f) and 36(b) of the 1940 Act and other duties and obligations thereof;

     F. periodically provide recommendations to the Board to enhance Eligible Custodian's customer services capabilities and improve upon fees being charged to the Fund by Eligible Custodian; and

     The foregoing, along with any additional services that Company shall agree in writing to perform for the Fund under this Section Four, shall hereafter be referred to as "Custody Services Procurement."

     Article 17. Fees and Expenses.
   A. Annual Fee

     For the performance of Custody Services Procurement by the Company pursuant to Section Four of this Agreement, the Investment Company and/or the Fund agree to compensate the Company in accordance with the fees agreed upon from time to time.

   B.   Reimbursements

     In addition to the fee paid under Section 11A above, the Investment Company and/or Fund agree to reimburse the Company for out-of-pocket expenses or advances incurred by the Company for the items agreed upon between the parties, as may be added to or amended from time to time. In addition, any other expenses incurred by the Company at the request or with the consent of the Investment Company and/or the Fund, will be reimbursed by the appropriate Fund.

   C.   Payment

     The compensation and out-of-pocket expenses shall be accrued by the Fund and shall be paid to the Company no less frequently than monthly, and shall be paid daily upon request of the Company. The Company will maintain detailed information about the compensation and out-of-pocket expenses by Fund.

     D. Any schedule of compensation agreed to hereunder, as may be adjusted from time to time, shall be dated and signed by a duly authorized officer of the Investment Company and/or the Funds and a duly authorized officer of the Company.

     Article 18. Representations. The Company represents and warrants that it has obtained all required approvals from all government or regulatory authorities necessary to enter into this arrangement and to provide the services contemplated in Section Four of this Agreement.

SECTION FIVE: General Provisions.

Article 19.  Proper Instructions.

     As used throughout this Agreement, a "Proper Instruction" means a writing signed or initialed by one or more person or persons as the Board shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved. Oral instructions will be deemed to be Proper Instructions if (a) the Company reasonably believes them to have been given by a person previously authorized in Proper Instructions to give such instructions with respect to the transaction involved, and (b) the Investment Company, or the Fund, and the Company promptly cause such oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Investment Company, or the Fund, and the Company are satisfied that such procedures afford adequate safeguards for the Fund's assets. Proper Instructions may only be amended in writing.

     Article 20. Assignment. Except as provided below, neither this Agreement nor any of the rights or obligations under this Agreement may be assigned by either party without the written consent of the other party.

     A. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

     B. With regard to Transfer Agency Services, the Company may without further consent on the part of the Investment Company subcontract for the performance of Transfer Agency Services with

     (1) its subsidiary, Federated Shareholder Service Company, a Delaware business trust, which is duly registered as a transfer agent pursuant to Section 17A(c)(1) of the Securities Exchange Act of 1934, as amended, or any succeeding statute ("Section 17A(c)(1)"); or

     (2) such other provider of services duly registered as a transfer agent under Section 17A(c)(1) as Company shall select.

     The Company shall be as fully responsible to the Investment Company for the acts and omissions of any subcontractor as it is for its own acts and omissions.

     C. With regard to Fund Accounting Services, Administrative Services and Custody Procurement Services, the Company may without further consent on the part of the Investment Company subcontract for the performance of such services with Federated Administrative Services, a wholly-owned subsidiary of the Company.

     D. The Company shall upon instruction from the Investment Company subcontract for the performance of services under this Agreement with an Agent selected by the Investment Company, other than as described in B. and C. above; provided, however, that the Company shall in no way be responsible to the Investment Company for the acts and omissions of the Agent.

     Article 21. Documents. A. In connection with the appointment of the Company under this Agreement, the Investment Company shall file with the Company the following documents:

     (1) A copy of the Charter and By-Laws of the Investment Company and all amendments thereto;

     (2) A copy of the resolution of the Board of the Investment Company authorizing this Agreement;

     (3) Printed documentation from the recordkeeping system representing outstanding Share certificates of the Investment Company or the Funds;

     (4)  All  account   application  forms  and  other  documents  relating  to
Shareholders accounts; and

     (5) A copy of the current Prospectus for each Fund.

     B. The Fund will also furnish from time to time the following documents:

     (1) Each resolution of the Board of the Investment Company authorizing the original issuance of each Fund's, and/or Class's Shares;

     (2) Each Registration Statement filed with the SEC and amendments thereof and orders relating thereto in effect with respect to the sale of Shares of any Fund, and/or Class;

     (3) A certified copy of each amendment to the governing document and the By-Laws of the Investment Company;

     (4) Certified copies of each vote of the Board authorizing officers to give Proper Instructions to the Custodian and agents for fund accountant, custody services procurement, and shareholder recordkeeping or transfer agency services;

     (5) Such other certifications, documents or opinions which the Company may, in its discretion, deem necessary or appropriate in the proper performance of its duties; and

     (6) Revisions to the Prospectus of each Fund.

Article 22.  Representations and Warranties.
   A.   Representations and Warranties of the Company

        The Company represents and warrants to the Fund that:

     (1) it is a corporation duly organized and existing and in good standing under the laws of the Commonwealth of Pennsylvania;

     (2) It is duly qualified to carry on its business in each jurisdiction where the nature of its business requires such qualification, and in the Commonwealth of Pennsylvania;

     (3) it is empowered under applicable laws and by its Articles of Incorporation and By-Laws to enter into and perform this Agreement;

     (4) all requisite corporate proceedings have been taken to authorize it to enter into and perform its obligations under this Agreement;

     (5) it has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement;

     (6) it is in compliance with federal securities law requirements and in good standing as an administrator and fund accountant; and

   B.   Representations and Warranties of the Investment Company

        The Investment Company represents and warrants to the Company that:

     (1) It is an investment company duly organized and existing and in good standing under the laws of its state of organization;

     (2) It is empowered under applicable laws and by its Charter and By-Laws to enter into and perform its obligations under this Agreement;

     (3) All corporate proceedings required by said Charter and By-Laws have been taken to authorize it to enter into and perform its obligations under this Agreement;

     (4) The Investment Company is an open-end investment company registered under the 1940 Act; and

     (5) A registration statement under the 1933 Act will be effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all Shares of each Fund being offered for sale.

Article 23.  Standard of Care and Indemnification.
   A.   Standard of Care

     With regard to Sections One, Three and Four, the Company shall be held to a standard of reasonable care in carrying out the provisions of this Contract. The Company shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Investment Company) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice, provided that such action is not in violation of applicable federal or state laws or regulations, and is in good faith and without negligence.

   B.   Indemnification by Investment Company

     The Company shall not be responsible for and the Investment Company or Fund shall indemnify and hold the Company, including its officers, directors, shareholders and their agents, employees and affiliates, harmless against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to:

     (1) The acts or omissions of any Custodian, Adviser, Sub-adviser or other party contracted by or approved by the Investment Company or Fund,

     (2) The reliance on or use by the Company or its agents or subcontractors of information, records and documents in proper form which

     (a) are received by the Company or its agents or subcontractors and furnished to it by or on behalf of the Fund, its Shareholders or investors regarding the purchase, redemption or transfer of Shares and Shareholder account information;

     (b) are received by the Company from independent pricing services or sources for use in valuing the assets of the Funds; or

     (c) are received by the Company or its agents or subcontractors from Advisers, Sub-advisers or other third parties contracted by or approved by the Investment Company of Fund for use in the performance of services under this Agreement;

     (d) have been prepared and/or maintained by the Fund or its affiliates or any other person or firm on behalf of the Investment Company.

     (3) The reliance on, or the carrying out by the Company or its agents or subcontractors of Proper Instructions of the Investment Company or the Fund.

     (4) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

     Provided, however, that the Company shall not be protected by this Article 23.B. from liability for any act or omission resulting from the Company's willful misfeasance, bad faith, negligence or reckless disregard of its duties or failure to meet the standard of care set forth in 23.A. above.

   C.   Reliance

     At any time the Company may apply to any officer of the Investment Company or Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by the Company under this Agreement, and the Company and its agents or subcontractors shall not be liable and shall be indemnified by the Investment Company or the appropriate Fund for any action reasonably taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel provided such action is not in violation of applicable federal or state laws or regulations. The Company, its agents and subcontractors shall be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Investment Company or the Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

   D.   Notification

     In order that the indemnification provisions contained in this Article 23 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

     Article 24. Term and Termination of Agreement. This Agreement shall be effective from September 1, 1997, and shall continue until February 28, 2003 (`Term"). Thereafter, the Agreement will continue for 18 month terms. The Agreement can be terminated by either party upon 18 months notice to be effective as of the end of such 18 month period. In the event, however, of willful misfeasance, bad faith, negligence or reckless disregard of its duties by the Company, the Investment Company has the right to terminate the Agreement upon 60 days written notice, if Company has not cured such willful misfeasance, bad faith, negligence or reckless disregard of its duties within 60 days. The termination date for all original or after-added Investment companies which are, or become, a party to this Agreement. shall be coterminous. Investment Companies that merge or dissolve during the Term, shall cease to be a party on the effective date of such merger or dissolution.

     Should the Investment Company exercise its rights to terminate, all out-of-pocket expenses associated with the movement of records and materials will be borne by the Investment Company or the appropriate Fund. Additionally, the Company reserves the right to charge for any other reasonable expenses associated with such termination. The provisions of Articles 10 and 23 shall survive the termination of this Agreement.

     Article 25. Amendment. This Agreement may be amended or modified by a written agreement executed by both parties.

     Article 26. Interpretive and Additional Provisions. In connection with the operation of this Agreement, the Company and the Investment Company may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Charter. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

     Article 27. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts

     Article 28. Notices. Except as otherwise specifically provided herein, Notices and other writings delivered or mailed postage prepaid to the Investment Company at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, or to the Company at Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779, or to such other address as the Investment Company or the Company may hereafter specify, shall be deemed to have been properly delivered or given hereunder to the respective address.

     Article 29. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original. Article 30. Limitations of Liability of Trustees and Shareholders of the Company. The execution and delivery of this Agreement have been authorized by the Trustees of the Company and signed by an authorized officer of the Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or Shareholders of the Company, but bind only the appropriate property of the Fund, or Class, as provided in the Declaration of Trust.

     Article 31. Merger of Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject hereof whether oral or written.

     Article 32. Successor Agent. If a successor agent for the Investment Company shall be appointed by the Investment Company, the Company shall upon termination of this Agreement deliver to such successor agent at the office of the Company all properties of the Investment Company held by it hereunder. If no such successor agent shall be appointed, the Company shall at its office upon receipt of Proper Instructions deliver such properties in accordance with such instructions.

     In the event that no written order designating a successor agent or Proper Instructions shall have been delivered to the Company on or before the date when such termination shall become effective, then the Company shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $2,000,000, all properties held by the Company under this Agreement. Thereafter, such bank or trust company shall be the successor of the Company under this Agreement.

     Article 33. Force Majeure. The Company shall have no liability for cessation of services hereunder or any damages resulting therefrom to the Fund as a result of work stoppage, power or other mechanical failure, natural disaster, governmental action, communication disruption or other impossibility of performance.

     Article 34. Assignment; Successors. This Agreement shall not be assigned by either party without the prior written consent of the other party, except that either party may assign all of or a substantial portion of its business to a successor, or to a party controlling, controlled by, or under common control with such party. Nothing in this Article 34 shall prevent the Company from delegating its responsibilities to another entity to the extent provided herein.

     Article 35. Severability. In the event any provision of this Agreement is held illegal, void or unenforceable, the balance shall remain in effect.

     Article 36. Limitations of Liability of Trustees and Shareholders of the Investment Company. The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and signed by an authorized officer of the Investment Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or Shareholders of the Investment Company, but bind only the property of the Fund, or Class, as provided in the Declaration of Trust.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers, as of the day and year first above written.



                                          INVESTMENT COMPANIES
                                          (listed on Exhibit 1)


                                          By:  /s/ S. Elliott Cohan
                                          Name:  S. Elliott Cohan
                                          Title:  Assistant Secretary

                                          FEDERATED SERVICES COMPANY

                                          By: /s/ Thomas J. Ward
                                          Name:  Thomas J. Ward
                                          Title:  Secretary

                                         SCHEDULE A

                                  STANDARD DOMESTIC FUNDS
                                      Fund Accounting
                                        Fee Schedule

I.  Annual Fees for Portfolio Record Keeping/Fund Accounting Services


      First $100 Million                                   3.0 Basis Points
      $100 Million - $300 Million                          2.0 Basis Points
      $300 Million - $500 Million                          1.0 Basis Points
      Over $500 Million                                    0.5 Basis Points
Fund Minimum                                                 $39,000
Additional Class of Shares                                   $12,000
                  (Plus pricing charges and other out-of-pocket expenses)


II. Out-of-Pocket Expenses

     Out-of-pocket expenses include, but are not limited to, the following: postage (including overnight courier service), statement stock, envelopes, telephones, telecommunication charges (including FAX), travel, duplicating, forms, supplies, microfiche, computer access charges, client specific system enhancements ,access to the shareholder recordkeeping system, security pricing services, variable rate change notification services, paydown factor notification services

III. Cost of Living Increase

     The minimum fee set forth in this Schedule may increase annually upon each March 1 anniversary of this Agreement over the minimum fee during the prior 12 months, as calculated under this Schedule, in an amount equal to the increase in Pennsylvania Consumer Price Index (not to exceed 6% annually) as last reported by the U.S. Bureau of Labor Statistics for the twelve months immediately preceding such anniversary.

IV.  Payment

Payment is due thirty days after the date of the invoice.

V. Term of Schedule

     The parties agree that this fee schedule shall become effective March 1, 1996 and will remain in effect until it is revised as a result of negotiations initiated by either party; provided however, that the parties may agree to review this fee schedule every twenty-four (24) months from the effective date of the Agreement upon sixty days notice. If the parties have not agreed upon changes during the 60 day notice period, this fee schedule will remain in effect.

                                        SCHEDULE A1

                            STANDARD GLOBAL/INTERNATIONAL FUNDS
                                      Fund Accounting
                                        Fee Schedule

I.  Annual Fees for Portfolio Record Keeping/Fund Accounting Services

      First $100 Million                                   3.5 Basis Points
      $100 Million - $300 Million                          2.5 Basis Points
      $300 Million - $500 Million                          1.5 Basis Points
      Over $500 Million                                    1.0 Basis Points
Fund Minimum                                                 $48,000
Additional Class of Shares                                   $12,000
                  (Plus pricing charges and other out-of-pocket expenses)

II. Out-of-Pocket Expenses

     Out-of-pocket expenses include, but are not limited to, the following: postage (including overnight courier service), statement stock, envelopes, telephones, telecommunication charges (including FAX), travel, duplicating, forms, supplies, microfiche, computer access charges, client specific system enhancements ,access to the shareholder recordkeeping system, security pricing services, variable rate change notification services, paydown factor notification services

III. Cost of Living Increase

     The minimum fee set forth in this Schedule may increase annually upon each March 1 anniversary of this Agreement over the minimum fee during the prior 12 months, as calculated under this Schedule, in an amount equal to the increase in Pennsylvania Consumer Price Index (not to exceed 6% annually) as last reported by the U.S. Bureau of Labor Statistics for the twelve months immediately preceding such anniversary.

IV.  Payment

Payment is due thirty days after the date of the invoice.

V. Term of Schedule

     The parties agree that this fee schedule shall become effective March 1, 1996 and will remain in effect until it is revised as a result of negotiations initiated by either party; provided however, that the parties may agree to review this fee schedule every twenty-four (24) months from the effective date of the Agreement upon sixty days notice. If the parties have not agreed upon changes during the 60 day notice period, this fee schedule will remain in effect.


                                        SCHEDULE A2

                                  STANDARD OFFSHORE FUNDS

                                      Fund Accounting
                                        Fee Schedule

I.  Annual Fees for Portfolio Record Keeping/Fund Accounting Services

      First $100 Million                                   4.0 Basis Points
      $100 Million - $300 Million                          3.0 Basis Points
      $300 Million - $500 Million                          2.0 Basis Points
      Over $500 Million                                    1.5 Basis Points
                                    Fund Minimum $49,000
                             Additional Class of Shares $12,000
                  (Plus pricing charges and other out-of-pocket expenses)


II. Out-of-Pocket Expenses

     Out-of-pocket expenses include, but are not limited to, the following: postage (including overnight courier service), statement stock, envelopes, telephones, telecommunication charges (including FAX), travel, duplicating, forms, supplies, microfiche, computer access charges, client specific system enhancements ,access to the shareholder recordkeeping system, security pricing services, variable rate change notification services, paydown factor notification services

III. Cost of Living Increase

     The minimum fee set forth in this Schedule may increase annually upon each March 1 anniversary of this Agreement over the minimum fee during the prior 12 months, as calculated under this Schedule, in an amount equal to the increase in Pennsylvania Consumer Price Index (not to exceed 6% annually) as last reported by the U.S. Bureau of Labor Statistics for the twelve months immediately preceding such anniversary.

IV.  Payment

Payment is due thirty days after the date of the invoice.

V. Term of Schedule

     The parties agree that this fee schedule shall become effective March 1, 1996 and will remain in effect until it is revised as a result of negotiations initiated by either party; provided however, that the parties may agree to review this fee schedule every twenty-four (24) months from the effective date of the Agreement upon sixty days notice. If the parties have not agreed upon changes during the 60 day notice period, this fee schedule will remain in effect.



                                            SCHEDULE B

                                        Fees and Expenses
                                         Transfer Agency

     I. Annual Maintenance Charge The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. A charge is made for an account in the month that an account opens or closes.

     Basic Annual per Account Fees The individual per account charges will be billed as follows: - Money Market Fund/Daily Accrual $16.65 - Money Market Fund/Sweep Accounts: o under 20,000 accounts $16.65 o 20,000 - 40,000 accounts $12.00 o 40,000 - 60,000 accounts $11.00 o Over 60,000 accounts $10.00

   -  Fluctuating NAV/Daily Accrual                         $16.65
   -  CDSC/Declared Dividend                                $13.75
   -  Declared Dividend                                     $8.75

Minimum Charges

     - The monthly maintenance charge for each fund will be the actual account fees or $1000, whichever is greater.

     - All funds will be subject to the minimum monthly fee of $1,000 except that the minimum will be waived for the initial six months or until the fund's net assets exceed $50,000,000, whichever occurs first.

     - The "clone" funds will be subject to a monthly minimum fee of $600.


II.  Out-of-Pocket Expenses

     Out-of-pocket expenses include but are not limited to postage (including overnight courier service), statement stock, envelopes, telecommunication charges (including Fax), travel, duplicating, forms, supplies, microfiche, computer access charges, client specific enhancements, disaster recovery, closed account fees, processing fees (including check encoding), and expenses incurred at the specific direction of the fund. Postage for mass mailings is due seven days in advance of the mailing date.

III. Cost of Living Increase

     The fees and expenses set forth in this Schedule may increase annually upon each March 1 anniversary of this Agreement over the fees and expenses during the prior 12 months, as calculated under this Schedule, in an amount equal to the annual percentage increase of the Boston, Massachusetts Consumer Price Index (not to exceed 6% annually) as last reported by the U.S. Bureau of Labor Statistics for the twelve months immediately preceding such anniversary.


IV.  Payment

Payment is due thirty days after the date of the invoice.

V. Term of Schedule

     The parties agree that this fee schedule shall become effective March 1, 1996 and will remain in effect until it is revised as a result of negotiations initiated by either party; provided however, that the parties may agree to review this fee schedule every twenty-four (24) months from the effective date of the Agreement upon sixty days notice. If the parties have not agreed upon changes during the 60 day notice period, this fee schedule will remain in effect.

                                         SCHEDULE C

                                     Fees and Expenses
                                Custody Services Procurement

I.  Annual Charge

     For custody services procurement services provided to Funds by Company as described in the Agreement, Company shall be paid a fee in the amount of .1 basis points of the Fund assets held by the custodian, plus Company's out-of-pocket expenses. Such fee shall accrue daily and be paid monthly. The fee is billable on a monthly basis.

II.  Out-of-Pocket Expenses

     Out-of-pocket expenses include but are not limited to postage (including overnight courier service), envelopes, telecommunication charges (including
FAX), travel, duplicating, forms, supplies, and expenses incurred at the specific direction of the fund.

III. Payment
      Payment is due thirty days after the date of the invoice.



     Current exhibits indicating the Funds that are parties to this contract can be found at:


Legal Research/Master Contracts/Kexhibit


Amendment to
                          Agreement for Fund Accounting Services,
                                  Administrative Services,
                                 Transfer Agency Services,
                                            and
                                Custody Services Procurement
                                          between
                               Federated Investment Companies
                                            and
                                 Federated Services Company

     This Amendment to the Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement ("Agreement") dated March 1, 1996, between Federated Investment Companies listed on Exhibit 1 of Agreement ("Fund") and Federated Services Company ("Service Provider") is made and entered into as of the 1st day of June, 2001.

     WHEREAS, the Fund has entered into the Agreement with the Service Provider;

     WHEREAS, the Securities and Exchange Commission has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

     WHEREAS, Regulation S-P permits financial institutions, such as the Fund, to disclose "nonpublic personal information" ("NPI") of its "customers" and "consumers" (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR ss. 248.14) ("Section 248.14 NPI"); for specified law enforcement and miscellaneous purposes (17 CFR ss. 248.15) ("Section 248.15 NPI") ; and to service providers or in connection with joint marketing arrangements (17 CFR ss. 248.13) ("Section 248.13 NPI");

     WHEREAS, Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR ss. 248.7 and 17 CFR ss. 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Fund and third party enter into a contractual agreement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Fund disclosed the information (17 CFR ss. 248.13);

     NOW, THEREFORE, the parties intending to be legally bound agree as follows:

     The Fund and the Service Provider hereby acknowledge that the Fund may disclose shareholder NPI to the Service Provider as agent of the Fund and solely in furtherance of fulfilling the Service Provider's contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders.

     The Service Provider hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss.ss. 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Service Provider in accordance with the limited exception set forth in 17 CFR ss. 248.13.

     The Service Provider further represents and warrants that, in accordance with 17 CFR ss. 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

     o insure the security and confidentiality of records and NPI of Fund customers,

     o protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and

     o protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

     4. The Service Provider may redisclose Section 248.13 NPI only to: (a) the Funds and affiliated persons of the Funds ("Fund Affiliates"); (b) affiliated persons of the Service Provider ("Service Provider Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the Service Provider of the Funds ("Nonaffiliated Third Party") under the service and processing (ss.248.14) or miscellaneous (ss.248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Service Provider received the information in the first instance; and
(d) a Nonaffiliated Third Party under the service provider and joint marketing exception (ss.248.13), provided the Service Provider enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.


     5. The  Service  Provider  may  redisclose  Section  248.14 NPI and Section
248.15 NPI to: (a) the Funds and Fund Affiliates; (b) Service Provider Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

     6. The Service Provider is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.



WITNESS the due execution hereof this 1st day of June, 2001.

                          Federated Investment Companies
                          (as listed on Exhibit 1 of Agreement)

                          By:/s/ John W. McGonigle
                          Name:  John W. McGonigle
                          Title:  Secretary


                          Federated Services Company


                          By:/s/ Victor R. Siclari
                          Name:  Victor R. Siclari
                          Title:  Secretary







                                                  Exhibit (k)(i) under Form N-2



                                 INDEMNIFICATION AGREEMENT


     INDEMNIFICATION AGREEMENT made as of the _____ day of December, 2002 by and between Federated Premier Intermediate Municipal Income Fund, a Delaware statutory trust (the "Fund") and Federated Investment Management Company, a Delaware statutory trust (the "Adviser"). WHEREAS, the Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") on Form N-2 pursuant to the Securities Act of 1933, as amended (the "1933 Act') (File No. 333-100605) and the Investment Company Act of 1940, as amended (the "1940 Act") (File No. 811-21235) pursuant to which the Fund proposes to sell to the public an aggregate of ________ shares of the Fund's common shares of beneficial interest through several underwriters led by Merrill Lynch & Co., ________ (collectively, the "Underwriters") in connection with an offering pursuant to a purchase agreement (the "Purchase Agreement") to be entered into by the Fund, the Adviser and the Underwriters. The Fund also proposes to grant the Underwriters an option to purchase up to an additional ________ common shares of beneficial interest solely to cover over-allotments. WHEREAS, the Purchase Agreement contains certain provisions with respect to the obligations and liabilities between the Fund and the Adviser on the one hand and the Underwriters on the other. WHEREAS, the Underwriters require the Fund and the Adviser to agree to jointly and severally indemnify the Underwriters for certain liabilities. 55

                                                                  NYA 566234.3

     WHEREAS, the Fund and the Adviser desire to set forth their understanding and agreement concerning certain liabilities arising out of their obligations to the Underwriters under the Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     The Adviser agrees to indemnify and hold harmless the Fund, its trustees and each of the Fund's officers who signed the Registration Statement, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section6(a) of the Purchase Agreement, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund by the Adviser expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     An indemnified party shall give notice as promptly as reasonably practicable to the Adviser of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify shall not relieve the Adviser from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this Indemnification Agreement. In respect of any such proceeding, counsel shall be selected by the Fund. The Adviser may participate at its own expense in the defense of any such action; provided, however, that counsel to the Adviser shall not (except with the consent of the Fund) also be counsel to the Fund. In no event shall the Adviser be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Without the prior written consent of an indemnified party, the Adviser shall not settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Indemnification Agreement (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the indemnified party.

     If at any time an indemnified party shall have requested the Adviser to reimburse an indemnified party for fees and expenses of counsel, the Adviser agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Adviser of the aforesaid request, (ii) the Adviser shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) the Adviser shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

     Any notice, claim or demand hereunder shall be made in writing and if required to be given to an indemnified party shall be sufficient if given as provided in the Purchase Agreement for notices to the Fund and any notice, claim or demand hereunder to be given to the Adviser shall be made in writing and likewise shall be sufficient if given as provided in the Purchase Agreement.

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     This Agreement shall be governed by the laws of the State of New York without regard to such jurisdiction's conflicts of laws principles.

     This Agreement may be executed by one or more parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all of which shall be deemed to be one and the same instrument.

     Except as otherwise specifically defined herein, all capitalized terms used in this Agreement shall have the meanings assigned such terms in the Purchase Agreement.

     IN WITNESS WHEREOF, the parties below have caused the foregoing to be executed on their behalf this _____ day of December, 2002.


                          FEDERATED PREMIER INTERMEDIATE MUNCIPAL INCOME FUND



                                    By:  _______________________________
                                         Name:
                                         Title:


                                    FEDERATED INVESTMENT MANAGEMENT COMPANY



                                    By:  _______________________________
                                         Name:
                                         Title:




                                                     Exhibit (n) under Form N-2









                     Consent of Ernst & Young LLP, Independent Auditors


     We consent to the references to our firm under the caption "Independent Auditors" and "Experts" in the Statement of Additional Information included in Pre-Effective Amendment Number 2 to the Registration Statement (Form N-2, 333-100898), and to the inclusion of our report dated December 16, 2002 on the financial statements of the Federated Premier Intermediate Municipal Income Fund as of, and for the day ended, December 16, 2002.




/s/ Ernst & Young LLP

Boston, Massachusetts
December 16, 2002



                                                      Exhibit (p) under Form N-2


                    FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                 Federated Investors Funds
                                    5800 Corporate Drive
                            Pittsburgh, Pennsylvania 15237-7000

                                     DECEMBER 16, 2002


Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779



Dear Sir or Madam:

     Federated Premier Intermediate Municipal Income Fund (the "Fund") hereby accepts your offer to purchase 6,667 shares at a price of $15.00 per share for an aggregage purchase price of $100,005.00. This agreement is subject to the understanding that you have no present intentioni of selling or redeeming the shares so acquired.



                                  Very truly yours,


                                  Federated  Premier  Intermediate   Municipal
                                  Income Fund

                                  By:________________________



Accepted:

Federated Investment Management Company

By:________________________



                                                     Exhibit (s) under Form N-2

                                     POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE



/s/ John F. Donahue                 Chairman and Trustee     December 17, 2002
John F. Donahue


/s/ J. Christopher Donahue          President and Trustee    December 17, 2002
J. Christopher Donahue              (Principal Executive Officer)


/s/ Richard J. Thomas               Treasurer                December 17, 2002
Richard J. Thomas                   (Principal Financial Officer)


/s/ William D. Dawson, III          Chief Investment Officer December 17, 2002
William D. Dawson, III


/s/ Thomas G. Bigley                Trustee                  December 17, 2002
Thomas G. Bigley


/s/ John T. Conroy, Jr.             Trustee                  December 17, 2002
John T. Conroy, Jr.


/s/ Nicholas P. Constantakis        Trustee                  December 17, 2002
Nicholas P. Constantakis


/s/ John F. Cunningham              Trustee                  December 17, 2002
John F. Cunningham


/s/ Lawrence D. Ellis, M.D.         Trustee                  December 17, 2002
Lawrence D. Ellis, M.D.



/s/ Peter E. Madden                 Trustee                  December 17, 2002
Peter E. Madden


/s/ Charles F. Mansfield, Jr.       Trustee                  December 17, 2002
Charles F. Mansfield, Jr.


/s/ John E. Murray, Jr.             Trustee                  December 17, 2002
John E. Murray, Jr.


/s/ Marjorie P. Smuts               Trustee                  December 17, 2002
Marjorie P. Smuts


/s/ John S. Walsh                   Trustee                  December 17, 2002
John S. Walsh



Sworn to and subscribed before me this 17th day of December, 2002.



/s/ Nancy H. Beatty
Notarial Seal
Nancy H. Beatty
Pittsburgh, Allegheny County
My Commission Expires December 7, 2004
Member, Pennsylvania Association of Notaries



                                                    Exhibit (d) under Form N-2


     Temporary CERTIFICATE- ExchangeABLE for Engraved CERTIFICATE When Ready for Delivery

T

This Certificate is transferable in
Canton, MA, Jersey City, NJ
and New York, NY,

Federated Premier Intermediate Municipal Income Fund

Organized under the laws of the State of Delaware

See Reverse for Certain Definitions

CUSIP 31423M 10 5

     FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE OF $0.01, OF

     Federated Premier Intermediate Municipal Income Fund, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of the duly authorized officers of the Trust.

Secretary

President

Countersigned and Registered:
EquiServe Trust Company, N.A.

Transfer Agent
and Registrar
By


Authorized OFFICER







PART C.    OTHER INFORMATION.

Item 24.    Exhibits:

                  (a)   Form of Declaration of Trust of the Registrant; (1)

                       (i) Copy of Amended and Restated Declaration of Trust of
                           the Registrant;+
                  (b)   Copy of By-Laws of the Registrant; (1)
                        (i) Copy of Amended and Restated By-Laws of the Registrant; +
                  (c)   Not applicable;
                  (d)   Form of Stock Certificate of the Registrant; +
                  (e)   Copy of Registrant's dividend reinvestment plan; +
                  (f)   Not applicable;
                  (g) Conformed copy of Investment Management Agreement of the Registrant; +
____________________________________________________________
+     All exhibits are being filed electronically.

1. Response is incorporated to Registrant's Initial Registration Statement filed on Form N-2 on October 31, 2002 (File Nos. 333-100898 and 811-21249).


(h)   Conformed copy of Master Agreement Among Underwriters; +
               (i)Form of Purchase Agreement; +
              (ii)Form of Standard Dealer Agreement of Merrill Lynch and Co.; +
             (iii)Form of Additional Compensation Agreement;
(i)   Not applicable;
(j)   Conformed copy of custodian agreement; +
               (i)Copy of Global Custody Fee Schedule; +
              (ii) Copy of Addendum to Global Custody Fee
                   Schedule; +
             (iii) Copy of Portfolio Recordkeeping Fee
                   Schedule; +
              (iv) Copy of Domestic Custody Fee Schedule; +
(k)   Conformed copy of Amended and Restated Agreement    for Fund Accounting
      Services, Administrative Services, Transfer Agency Services and Custody Services Procurement; +
               (i)Form of Indemnification Agreement between
                  the Registrant and the Adviser; +
(l) Form of Opinion and Consent of Counsel as to legality of shares being registered (to be filed by amendment);
(m)   Not applicable;
(n)   Conformed copy of Consent of Independent Auditors; +
(o)   Not applicable;
(p) Form of Letter Agreement between the Registrant and theAdviser to Purchase Shares; +
(q)   Not applicable;
(r) The Registrant hereby incorporates the conformed copy of the Code of Ethics for Access Persons from Item 23(p) of the Federated Managed Allocation Portfolios Registration Statement on Form N-1A filed with the Commission on January 25, 2001. (File Nos. 33-51247 and 811-7129).
(s)   Conformed copy of the Power of Attorney of the Registrant. +

Item 25.    Marketing Arrangements


Reference is made to the Master Agreement Among Underwriters filed as exhibit
 (h) to this registration statement.


Item 26.    Other Expenses of Issuance and Distribution


            *Estimated Expenses:

            Registration Fee: $5,520.00
            NYSE Listing Fee: $81,100.00
            Printing: $28,000.00
            Engraving and Printing Certificates: $16,100.00
            Legal Fees and Expenses: $108,500.00
            NASD Fee: $30,500.00


            *All amounts above are estimated figures.


________________________________________________________
+     All exhibits are being filed electronically.




Item 27.    Persons Controlled by or Under Common Control with the Fund:

            None



Item 28.    Number of Holders of Securities


            Title of Class                      Number of Record Holders

            Common Shares                                   1


Item 29.    Indemnification:

     Indemnification is provided to Officers and Trustees of the Registrant pursuant to Article V of Registrant's Declaration of Trust. The Investment
Advisory Contract between the Registrant and Federated Investment Management Company ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy. The Purchase Agreement between the Registrant, the Adviser and the Underwriters named therein provides for indemnification of the Underwriters by the Registrant and the Adviser and of the Registrant and the Adviser and their officers and trustees for certain liabilities and also provides for contribution under certain circumstances. The Indemnification Agreement between the Registrant and the Adviser provides for indemnification of the Registrant and its officers and trustees for certain liabilities.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

     Insofar as  indemnification  for liabilities  may be permitted  pursuant to
Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.




Item 30. Business and Other Connections of Investment Adviser:


     For a description of the other business of the investment adviser, see the section entitled "Management of the Fund" in Part A. The affiliations with the Registrant of four of the Trustees and one of the Officers of the investment adviser are included in Part B of this Registration Statement under "Management of the Fund." The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305.

      The remaining Officers of the investment adviser are:

      Vice Chairman:    ......               J. Thomas Madden

      President/ Chief Executive
      Officer:          ......             Keith M. Schappert

Executive Vice Presidents:....            William D. Dawson, III
                        ......            Stephen F. Auth

Senior Vice Presidents: ......            Joseph M. Balestrino
                        ......            David A. Briggs
                        ......            Jonathan C. Conley
                        ......            Christopher F. Corapi
                        ......            Deborah A. Cunningham
                        ......            Michael P. Donnelly
                        ......            Linda A. Duessel
                        ......            Mark E. Durbiano
                        ......            James E. Grefenstette
                        ......            Robert M. Kowit
                        ......            Jeffrey A. Kozemchak
                        ......            Richard J. Lazarchic
                        ......            Susan M. Nason
                        ......            Mary Jo Ochson
                        ......            Robert J. Ostrowski
                        ......            Frank Semack
                        ......            Richard Tito
                        ......            Peter Vutz

Vice Presidents:        ......            Todd A. Abraham
                        ......            J. Scott Albrecht
                                          Randall S. Bauer
                        ......            Nancy J.Belz
                        ......            G. Andrew Bonnewell
                        ......            David Burns
                        ......            Robert E. Cauley
                        ......            Regina Chi
                        ......            Ross M. Cohen
                        ......            Fred B. Crutchfield
                        ......            Lee R. Cunningham, II
                        ......            Alexandre de Bethmann
                                          Anthony Delserone, Jr.
                        ......            Donald T. Ellenberger
                        ......            Eamonn G. Folan
                        ......            Kathleen M. Foody-Malus
                        ......            Thomas M. Franks
                        ......            John T. Gentry
                        ......            David P. Gilmore
                        ......            Marc Halperin
                        ......            John W. Harris
                        ......            Patricia L. Heagy
                        ......            Susan R. Hill
                        ......            Nikola A. Ivanov
                        ......            William R. Jamison
                        ......            Constantine J. Kartsonas
                        ......            Nathan H. Kehm
                        ......            John C. Kerber
                        ......            Steven Lehman
                        ......            Marian R. Marinack
                        ......            Natalie F. Metz
                        ......            Thomas J. Mitchell
                        ......            Joseph M. Natoli
                        ......            John L. Nichol
                        ......            Mary Kay Pavuk
                        ......            Jeffrey A. Petro
                        ......            John P. Quartarolo
                        ......            Ihab L. Salib
                        ......            Roberto Sanchez-Dahl, Sr.
                                          Aash M. Shah
                        ......            John Sidawi
                        ......            Michael W. Sirianni, Jr.
                        ......            Christopher Smith
                        ......            Timothy G. Trebilcock
                        ......            Leonardo A. Vila
                        ......            Paige M. Wilhelm
                        ......            Richard M. Winkowski, Jr.
                        ......            Lori A. Wolff
                        ......            George B. Wright

Assistant Vice Presidents:....            Catherine A. Arendas
                        ......            Angela A. Auchey
                        ......            Nicholas P. Besh
                        ......            Hanan Callas
                        ......            David W. Cook
                        ......            James R. Crea, Jr.
                        ......            Karol M. Crummie
                        ......            David Dao
                        ......            Richard J. Gallo
                        ......            James Grant
                        ......            Anthony Han
                        ......            Kathryn P. Heagy
                        ......            Carol B. Kayworth
                        ......            J. Andrew Kirschler
                        ......            Robert P. Kozlowski
                        ......            Ted T. Lietz, Sr.
                        ......            Monica Lugani
                        ......            Tracey L. Lusk
                        ......            Theresa K. Miller
                        ......            Bob Nolte
                        ......            Rae Ann Rice
                        ......            Jennifer G. Setzenfand
                        ......            Kyle D. Stewart
                        ......            Mary Ellen Tesla
                        ......            Michael R. Tucker
                                          Steven J. Wagner
                                          Mark Weiss

Secretary:              ......            G. Andrew Bonnewell

Treasurer:              ......            Thomas R. Donahue

Assistant Secretaries:  ......            Jay S. Neuman
                        ......            Leslie K. Ross

Assistant Treasurer:    ......            Denis McAuley, III

     The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.




Item 31.  Location of Accounts and Records:

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

           Registrant         Reed Smith LLP
                              Investment and Asset Management Group (IAMG)
                              Federated Investors Tower
                              12th Floor
                              1001 Liberty Avenue
                              Pittsburgh, PA 15222-3779
                              (Notices should be sent to the
                              Agent for Service at above
                              address)

                              Federated Investors Funds
                              5800 Corporate Drive
                              Pittsburgh, PA  15237-7000

           EquiServe Trust Co., N.A.      P.O. Box 43011
           ("Transfer Agent and Dividend Providence, RI 02940-3011 Disbursing Agent")

           Federated Services             Federated Investors Tower
           Company                        1001 Liberty Avenue
           ("Administrator")              Pittsburgh, PA  15222-3779
(((
           Federated Investment           Federated Investors Tower
           Management Company             1001 Liberty Avenue
           ("Adviser")                    Pittsburgh, PA  15222-3779

           State Street Bank and          P.O. Box 8600
           Trust Company                  Boston, MA  02266-8600
           ("Custodian")

Item 32.  Management Services:            Not applicable.

Item 33.  Undertakings:

     The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

          The Registrant undertakes that:

     (a) for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.



                                         SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 17th day of December, 2002.

                    FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                  BY: /s/ Leslie K. Ross
                  Leslie K. Ross, Assistant Secretary
                  Attorney in Fact for John F. Donahue
                  December 17, 2002

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following person in the capacity and on the date indicated:

    NAME                            TITLE                         DATE

By: /s/ Leslie K. Ross            Attorney In Fact          December 17, 2002
    Leslie K. Ross                For the Persons
    ASSISTANT SECRETARY           Listed Below

    NAME                            TITLE

John F. Donahue*                  Chairman and Trustee

J. Christopher Donahue*           President and Trustee
                                  (Principal Executive Officer)

Richard J. Thomas*                Treasurer
                                  (Principal Financial Officer)

William D. Dawson, III*           Chief Investment Officer

Thomas G. Bigley*                 Trustee

John T. Conroy, Jr.*              Trustee

Nicholas P. Constantakis*         Trustee

John F. Cunningham*               Trustee

Lawrence D. Ellis, M.D.*          Trustee

Peter E. Madden*                  Trustee

Charles F. Mansfield, Jr.*        Trustee

John E. Murray, Jr.*              Trustee

Marjorie P. Smuts*                Trustee

John S. Walsh*                    Trustee


*by power of attorney